SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]       Preliminary Proxy Statement

[ ]       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]       Definitive Proxy Statement

[ ]       Definitive Additional Materials

[ ]       Soliciting Material Pursuant to Sec. 240.14a-12

Federated Hermes Core Trust

Federated Hermes Core Trust III

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]       No fee required.

[ ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.       Title of each class of securities to which transaction applies:

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3.       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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5.       Total fee paid:

[ ]       Fee paid previously with preliminary proxy materials.

[ ]       Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Proxy Statement–Please Vote Today!
NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 25, 2024
A joint special meeting of the shareholders (“Special Meeting”) of the below named Registrants (each a “Registrant” and, collectively, “Registrants”), will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 a.m. (Eastern time), on October 25, 2024, for the following purpose:
To elect Trustees or Directors (“Directors”) for each Registrant as listed below (“Election of Directors”), each to hold office for the term indicated; and
To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.
The Boards of the Registrants (“Boards”) have fixed August 26, 2024, as the record date for determination of shareholders entitled to vote at the Special Meeting.

Federated Hermes Adjustable Rate Securities Trust
Federated Hermes Adviser Series
Federated Hermes Core Trust
Federated Hermes Core Trust III
Federated Hermes Equity Funds
Federated Hermes Equity Income Fund, Inc.
Federated Hermes Fixed Income Securities, Inc.
Federated Hermes Global Allocation Fund
Federated Hermes Government Income Trust
Federated Hermes High Yield Trust
Federated Hermes Income Securities Trust
Federated Hermes Index Trust
Federated Hermes Institutional Trust
Federated Hermes Insurance Series
Federated Hermes Intermediate Municipal Trust
Federated Hermes International Series, Inc.
Federated Hermes Investment Series Funds, Inc.
Federated Hermes Managed Pool Series
Federated Hermes MDT Series
Federated Hermes Money Market Obligations Trust
Federated Hermes Municipal Bond Fund, Inc.
Federated Hermes Municipal Securities Income Trust
Federated Hermes Project and Trade Finance Tender Fund
Federated Hermes Short-Intermediate Duration Municipal Trust
Federated Hermes Short-Intermediate Government Trust
Federated Hermes Short-Term Government Trust
Federated Hermes Sustainable High Yield Bond Fund, Inc.
Federated Hermes Total Return Government Bond Fund
Federated Hermes Total Return Series, Inc.
Federated Hermes World Investment Series, Inc.
By Order of the Boards,

Peter J. Germain
Secretary
September 6, 2024
YOU CAN HELP THE REGISTRANTS AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY PROVIDING YOUR PROXY BY VOTING BY INTERNET, BY TELEPHONE, OR BY MAIL BY SIGNING AND RETURNING YOUR PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE PROVIDE YOUR PROXY BY VOTING BY INTERNET, BY TELEPHONE, OR BY MAIL BY MARKING, SIGNING, DATING AND RETURNING YOUR PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE JOINT SPECIAL MEETING OF SHAREHOLDERS.

JOINT SPECIAL MEETING OF SHAREHOLDERS–OCTOBER 25, 2024
JOINT PROXY STATEMENT
This proxy material is being furnished in connection with the solicitation of proxies on behalf of the Boards of Directors/Trustees (“Boards”) of each of the Registrants and their Funds included in Appendix A. This document provides you with information you need in order to vote on the matter before the joint special meeting of shareholders of each of the Registrants to be held on October 25, 2024, at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 a.m. (Eastern time) (such joint special meeting and any adjournment or postponement thereof are referred to as the “Special Meeting” or “Election of Directors”).
The Boards of the Registrants encourage you to read this Joint Proxy Statement carefully and promptly vote your shares. If you have questions about this Joint Proxy Statement, or if you would like additional information, please contact the Registrants at their principal offices at 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561 or call 1-800-341-7400, Option #4.
The purpose of the Special Meeting is set forth in the accompanying Notice of Joint Special Meeting of Shareholders (“Notice”). The Trustees and Directors (“Directors”) do not know of any business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. The Notice, this Joint Proxy Statement and one or more proxy cards are being provided to shareholders of record as of the close of business on August 26, 2024 (the “Record Date”) beginning on or about September 9, 2024.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 25, 2024:
This Joint Proxy Statement is available at www.proxyvote.com. On this website, you also will be able to access the Notice, the form of proxy card(s) and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.
Special Note About Voting for Federated Hermes Insurance Series
Shares of the Funds comprising Federated Hermes Insurance Series (“FIS Funds”) are sold only to separate accounts of certain insurance companies in connection with the issuance of variable annuity contracts and/or variable life insurance contracts by the insurance companies. With respect to the proposal for the Election of Directors, insurance company separate accounts, as shareholders of Funds comprising FIS Funds, through the proxy solicitor, will request voting instructions from the owners of variable life insurance policies and variable annuity contracts (“Variable Contract Owners”) of the separate accounts, and will vote the accounts’ shares in FIS Funds in accordance with the voting instructions received. Each separate account is required to vote its shares of FIS Funds in accordance with instructions received from Variable Contract Owners. Each separate account will vote its shares of FIS Funds for which no voting instructions have been received in the same proportions that the separate account votes the shares held by Variable Contract Owners for which it has received instructions. Shares held by an insurance company in its general account, if any, are generally voted in the same proportions as the votes cast with respect to shares held in all the insurance company’s variable accounts in the aggregate. Such proportional voting may result in a relatively small number of Variable Contract Owners determining the outcome of the proposal. In light of this unique voting process required for the FIS Funds, each FIS Fund will bear all applicable costs related to the Special Meeting as described below under “Proxy Solicitation and Expenses of Proxy.”

SUMMARY
The following is a summary of certain information contained elsewhere in this Joint Proxy Statement and is qualified in its entirety by reference to information contained elsewhere in this Joint Proxy Statement.
Purpose of the Special Meeting to be Held October 25, 2024	To elect Directors for each Registrant, effective January 1, 2025.
Who is Eligible to Vote?
Shareholders of record of each Fund and their respective share classes at the close of business on August 26,
2024, are entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements thereof. Each shareholder of a Fund is entitled to one vote for each full share and a proportionate vote for each fractional share of that Fund and shares classes of that Fund held as of the Record Date. No shares have cumulative voting rights.
Total outstanding shares for each of the Funds and their respective share classes as of the Record Date are provided in Appendix C entitled “Total Beneficial Shares Outstanding.”
The Notice, proxy card and Joint Proxy Statement (or appropriate notice of where to access these materials)
were first made available to shareholders of record on or about September 9, 2024. In some cases, the Funds may mail only one copy of this Joint Proxy Statement to households in which more than one person in the household is a Fund shareholder of record. If you need additional copies of this Joint Proxy Statement or if you do not want the mailing of this Joint Proxy Statement to be combined with those for other members of your household, please write to the Funds at 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561 or call
1-800-341-7400, Option #4. The Funds will deliver requested materials and respond to inquiries promptly.

How Are Votes Counted?
The Election of Directors requires the affirmative vote of a “plurality” of the votes cast at the Special Meeting provided that a quorum is present. A “plurality” is defined as more votes cast for than against each nominee for
Director of a Fund.
Several of the Funds can from time to time invest in other Funds (“Affiliated Funds”), including as of the Record
Date. Other investment advisory clients of the investment advisers of the Funds also can from time to time invest in certain of the Funds, including as of the Record Date. To eliminate any potential conflict of interest, Federated
Hermes will “echo vote” (i) any shares owned by an Affiliated Fund; and (ii) any shares owned by or another investment advisory client of the investment advisers of the Funds for which the adviser exercises proxy voting discretion. However, in the event there are no shares voted by other shareholders for Federated Hermes or its affiliates to echo vote, the Federated Hermes Proxy Voting Committee will determine how to vote such shares.
Please see the section entitled “Quorum and Voting Requirements of the Registrants” for each Registrant’s quorum and voting requirements and a description of the Federated Hermes Proxy Voting policy on echo voting.

How to Vote
Shareholders may vote by internet, by telephone, by mail by returning a proxy card, or in person by attending the Special Meeting. Shareholders can obtain directions to the Special Meeting location by calling
1-800-341-7400, Option #4.
Please also see “Special Note About Voting for Federated Hermes Insurance Series” above.

May Proxies be Revoked?
A shareholder executing and returning a proxy has the power to revoke it at any time prior to the time shares are voted by executing a superseding proxy (i.e., a later-dated and signed proxy), by submitting a notice of revocation to the Secretary of the Funds or by subsequently registering his or her vote by telephone, by internet or in person at the Special Meeting.

How to Obtain More Information about the Funds
Each Fund has previously sent its most recent Prospectus, Annual Report and Semi-Annual Report to its
shareholders. Effective July 24, 2024, each Fund will send an Annual Report and Semi-Annual Report to its shareholders and make available annual and semi-annual financial statements as filed on Form N-CSR to its shareholders. A copy of the current Prospectus, Annual Report and Semi-Annual Report, annual and semi-annual financial statements and Statement of Additional Information, as applicable, for each Registrant and Fund may be obtained at no cost through FederatedHermes.com/us/FundInformation, by writing to the Registrant and
Fund at 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561 or by calling 1-800-341-7400, Option #4.

PROPOSAL: ELECTION OF DIRECTORS
WHY ARE DIRECTORS BEING ELECTED?
The Election of Directors is being sought because of recent and anticipated retirements of certain Directors who are not interested persons of the Funds or their investment advisers (“Independent Directors”)1 (as “interested persons” is defined by the Investment Company Act of 1940, as amended (“1940 Act”)), and to comply with certain requirements of the 1940 Act and certain regulatory settlements (“Settlement Orders”) applicable to the investment advisers of the Funds.
Generally, the 1940 Act permits a board to fill vacancies between shareholder meetings, and without shareholder vote, as long as, immediately after filling such vacancy, at least 66.66% of the directors then holding office have been elected by shareholders (“66% Elected Requirement”). The Settlement Orders generally require that at least 75% of the membership of the Board of each Registrant be comprised of Independent Directors (“75% Independence Requirement”). Under the Settlement Orders, the Registrants have a stipulated time period within which to restore compliance with the 75% Independence Requirement. The Boards of certain Registrants were able to appoint new Independent Directors to the Boards consistent with the 66% Elected Requirement and 75% Independence Requirement. Other Registrants are required to elect new Independent Directors. The Boards determined to hold a shareholder meeting to elect Directors for all Registrants, so that all Registrants will have Boards that would continue to meet the 66% Elected Requirement and 75% Independence Requirement.
There are three existing Interested Directors, five existing Independent Directors, and three new candidates for Independent Director that have been nominated by the Boards for election by shareholders as described in this Joint Proxy Statement (each a “Director Nominee” and, collectively, as applicable, “Director Nominees”). If elected by shareholders, the term of service of any new Director Nominee that is not an existing member of a Board of a Registrant will commence effective January 1, 2025. If the Director Nominees are approved by shareholders, effective January 1, 2025, there will be eight Independent Directors and two Interested Directors on each of the Boards of each Registrant, all of whom have been elected or re-elected by shareholders. There will be no more than two Interested Directors that will serve on the Board of any Registrant immediately after the election of Directors. Under the Registrants’ Policy in Respect of Service of Certain Directors of the Federated Hermes Family of Funds (“Director Service Policy”), unless an exception is approved by the Independent Directors of the Registrants, an Independent Director’s term of service generally will end (i.e., the Independent Director will be required to retire) at the end of the calendar year during which he or she has attained the age of 75 years. Under the Director Service Policy, within the next five years, the terms of two Independent Directors are scheduled to end on December 31, 2024, and the term of another Independent Director is scheduled to end on December 31, 2026. The two existing Independent Directors who are scheduled to retire on December 31, 2024, under the Director Service Policy have not been nominated for election by shareholders, so they are not Director Nominees, but are expected to continue to serve on the Boards of the Registrants through December 31, 2024.
1 An “interested person” (or “Interested Director”) is one who has a material or financial interest, or a family relationship with one who does, in the entities that provide services to the Registrants and the Funds. An Independent Director is one who does not have such a material, financial or family relationship.

WHO ARE THE DIRECTOR NOMINEES?
The following Director Nominees are standing for election to the Boards of the Registrants at the Special Meeting:
Interested Director Nominees	Independent Director Nominees
J. Christopher Donahue	John G. Carson**
Thomas R. Donahue*	G. Thomas Hough
John B. Fisher*	Karen L. Larrimer***
Max F. Miller***
Frank J. Nasta***
Thomas M. O’Neill
Madelyn A. Reilly
John S. Walsh
* This Interested Director Nominee is only being nominated for certain Boards as specified in the table below.
** This Independent Director Nominee currently serves on the Board of certain, but not all, Registrants. If approved by shareholders as a Director Nominee for a Board on which he does not currently serve, his term as Director on such Board will begin effective January 1, 2025.
*** This Independent Director Nominee is a new candidate who, if approved by shareholders, will have a term that begins effective January 1, 2025.
The following Director Nominees are current Board members of each of the Registrants:
Interested Directors*	Registrants Served	Previously Elected by Shareholders	Appointed by Full Board including Majority of Independent Directors
J. Christopher Donahue	All	All
Thomas R. Donahue
Federated Hermes Insurance
Series, Federated Hermes Money
Market Obligations Trust,
Federated Hermes Municipal
Bond Fund, Inc., Federated
Hermes Project and Trade
Finance Tender Fund, Federated
Hermes Short-Intermediate
Duration Municipal Trust,
Federated Hermes World
Investment Series, Inc.
		Federated Hermes Project and Trade Finance Tender Fund	All except those listed in adjacent Election Column
John B. Fisher
All except Federated Hermes
Insurance Series, Federated
Hermes Money Market
Obligations Trust, Federated
Hermes Municipal Bond Fund,
Inc., Federated Hermes Project
and Trade Finance Tender Fund,
Federated Hermes
Short-Intermediate Duration
Municipal Trust, Federated
Hermes World Investment
Series, Inc.
		Federated Hermes Adviser Series	All except those listed in adjacent Election Column

Independent Directors*	Registrants Served	Previously Elected by Shareholders	Appointed by Full Board including Majority of Independent Directors
John G. Carson	Federated Hermes Adviser Series, Federated Hermes Money Market Obligations Trust, Federated Hermes Project and Trade Finance Tender Fund	No	Yes
G. Thomas Hough	All	Federated Hermes Adviser Series, Federated Hermes Money Market Obligations Trust, Federated Hermes Project and Trade Finance Tender Fund	All except those listed in adjacent Election Column
Thomas M. O’Neill	All	All
Madelyn A. Reilly	All	No	Yes
John S. Walsh	All	All
* There are two existing Independent Directors, Judge Maureen Lally-Green and Mr. P. Jerome Richey, who serve on the Boards of all Registrants but have not been nominated for election by shareholders because they are scheduled to retire on December 31, 2024, under the Registrants’ Director Service Policy. Each is expected to continue to serve on the Boards of the Registrants through December 31, 2024.
The Nominating Committee, whose members consist of all the Independent Directors of each Registrant, selects and nominates persons for election to each Registrant’s Board when vacancies occur or are reasonably anticipated. The Committee’s nominees are presented to the Boards for election, or nomination for election by the shareholders, as required. The Independent Directors of each of the Registrants previously elected by shareholders have nominated all the Interested Director Nominees and Independent Director Nominees listed above.
The persons named as proxies intend to vote in favor of the election of the Director Nominees as Directors of each applicable Registrant. The effective date of election by shareholders of the Registrants will be January 1, 2025.
All Director Nominees have consented to serve if elected. It is being proposed that the shareholders of each Registrant approve the Director Nominees.
If approved by shareholders, the Director Nominees will serve until their death, retirement, resignation or removal from office. The mandatory retirement age for Independent Directors is 75 years under the Director Service Policy. However, the mandatory retirement age may be extended or changed with the approval of the Independent Directors. If elected, the Independent Director Nominees will hold office until the end of the calendar year during which they reach 75 years of age (unless the mandatory retirement age is changed or extended as noted above) or earlier upon death, resignation, retirement, or removal or until the next meeting of shareholders to elect Directors and qualification of their successors.
The process for resignation or removal of a Director is set forth in the organizational documents for each Registrant. The By Laws for each Registrant organized as a Maryland corporation provide (a) that any Director may resign his or her office at any time by written instrument signed by the Director and delivered to the Chair of the Board of the Registrant or to the secretary of the corporation, which shall take effect upon a time specified therein or, if no time is specified, then when received by the Corporation (unless otherwise specified, the acceptance of the resignation shall not be necessary to make it effective); and (b) that any Director may be removed at any duly called meeting of shareholders by a majority vote of the outstanding shares. Each Registrant that is organized as a Maryland corporation is listed below:
•
Federated Hermes Equity Income Fund, Inc.
•
Federated Hermes Fixed Income Securities, Inc.
•
Federated Hermes Sustainable High Yield Bond Fund, Inc.
•
Federated Hermes International Series, Inc.
•
Federated Hermes Investment Series Funds, Inc.
•
Federated Hermes Municipal Bond Fund, Inc.
•
Federated Hermes Total Return Series, Inc.
•
Federated Hermes World Investment Series, Inc.

The organizational documents for each other Registrant provide that (a) any Director may resign his or her office at any time by written instrument signed by the Director and delivered to the other members of the Board of the Registrant, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Director may be removed at any time by written instrument signed by at least two-thirds of the number of Directors prior to such removal, specifying the date when such removal shall become effective; (c) that any Director who requests in writing to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other members of the Board of the Registrant, specifying the date of his or her retirement; and (d) a Director may be removed at any special meeting of shareholders of the Registrant by a vote of two-thirds of the outstanding shares (or, in the case of Federated Core Trust III, by a vote of 75% of the outstanding shares).
If a Director Nominee shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Special Meeting. The election of any substitute candidate for election as a Director who is not or would not be an Interested Director shall be made by a majority of the Directors who are not Interested Directors of the Registrants. The Boards have no reason to believe that any Director Nominee will become unavailable for election as a Director. Please see the Nominating Committee Charter of the Federated Hermes Funds provided in Appendix B.
IMPORTANT INFORMATION REGARDING THE DIRECTOR NOMINEES AND EXECUTIVE OFFICERS OF THE REGISTRANTS
The section “Information About the Director Nominees, Existing Directors and Executive Officers of the Registrants” presents certain information about the Director Nominees and Existing Directors and Executive Officers of the Registrants, including their names, addresses, birth dates, present positions with each of the Registrants, if applicable, length of term in office, if applicable, principal occupations during the past five years and other directorships held by each Interested and Independent Director or Director Nominee, if applicable.
As of the Record Date, the Federated Hermes Fund Complex was comprised of the above-named Registrants and certain other registrants not electing Directors at this Special Meeting and consisted of 32 investment companies (comprising 101 portfolios). Director Nominees are presently standing for election to 30 investment companies (comprising 92 portfolios) in the Federated Hermes Fund Complex at this Special Meeting. Each Executive Officer is elected annually by the Boards of the Registrants.
RESPONSIBILITIES OF THE BOARDS AND THEIR ROLE IN RISK OVERSIGHT
The Board of each Registrant is responsible for managing the business affairs of the Registrant and its constituent Funds and for exercising all powers of the Registrant and its Funds except those reserved for the shareholders. The Boards’ role in overseeing the Funds’ general risks includes receiving performance reports for the Funds and risk management reports from the Chief Risk Officer of Federated Hermes, Inc. (“Federated Hermes”) at each regular meeting of the Boards. The Chief Risk Officer is responsible for enterprise risk management at Federated Hermes, which includes risk management committees for investment management and for investor services. The Boards also receive regular reports from the Registrants’ Chief Compliance Officer regarding significant compliance risks.
On behalf of the Boards, the Audit Committee of the Boards plays a key role overseeing each Fund’s financial reporting and valuation risks. The Audit Committee meets regularly with each Fund’s Principal Financial Officer and outside auditors, as well as with Federated Hermes’ Chief Audit Executive to discuss financial reporting and audit issues, including risks relating to financial controls.
BOARD LEADERSHIP STRUCTURE
G. Thomas Hough currently serves as the independent Chair of the Board of each Registrant. Mr. Hough has served as the independent Chair of the Board since January 1, 2024, having been elected in November 2023. As required under the terms of certain Settlement Orders, the Chair of the Boards is not an Interested Director and neither the Chair, nor any firm with which the Chair is currently affiliated, has a prior relationship with Federated Hermes or its affiliates, or (other than his position as a Director with the Registrants).

QUALIFICATIONS OF THE INTERESTED DIRECTORS
Individual Interested Director qualifications are provided in section “Information About the Director Nominees, Existing Directors and Executive Officers of the Registrants.” In addition, the following characteristics are among those that were considered for each existing Interested Director and will be considered for any new Interested Director Nominee:
•
Outstanding skills in disciplines that are particularly relevant to the role of Director and to the Registrants and their Funds, including legal, accounting, business management, the financial industry generally, and the investment industry particularly; and
•
Appropriate interpersonal skills to work effectively with other Directors.
QUALIFICATIONS OF THE INDEPENDENT DIRECTORS
Individual Independent Director qualifications are noted in the table in the section “Information about the Director Nominees, Existing Directors and Executive Officers of the Registrants.” In addition, the following characteristics are among those that were considered for each existing Independent Director and will be considered for any Independent Director Nominee:
•
Possesses no conflicts which would interfere with qualifying as independent, including eligibility to serve as a non-interested person of the Funds and their investment advisers (i.e., Independent Directors) under Section 2(a)(19) of the 1940 Act, including, without limitation, not being, or having an immediate family member that is, an affiliated person of, not having served as legal counsel within the past two years for, not having executed portfolio transactions for, or not having a material business or professional relationship with, the Funds or their investment advisers;
•
Outstanding judgment, skills, and experience in disciplines deemed by the Independent Directors to be particularly relevant to the role of Independent Directors and to the Federated Hermes Funds, including financial and accounting, legal, business management, general financial industry, and investment industry knowledge and experience;
•
Dedication and willingness to devote time and attention necessary to fulfill Board responsibilities, including the availability to serve for a substantial period of time, taking into account the Boards’ current mandatory retirement age of 75 years;
•
Integrity, intelligence, collegiality and other appropriate interpersonal skills to work effectively with other Independent Directors;
•
Understanding and appreciation of the important role occupied by independent trustees in the regulatory structure governing regulated investment companies; and
•
Diversity of background.
DIRECTOR/TRUSTEE EMERITUS PROGRAM
The Boards have created a position of Director Emeritus, whereby an incumbent Director who has attained the age of 75 and completed a minimum of five years of service as a Director, may, in the sole discretion of the Committee of Independent Directors (“Committee”), be recommended to the full Board of each Fund to serve as Director Emeritus.
A Director Emeritus that has been approved as such receives an annual fee in an amount equal to a percent of the annual base compensation paid to a Director. In the case of a Director Emeritus who had previously served at least five years but less than 10 years as a Director, the percent will be 10%. In the case of a Director Emeritus who had previously served at least 10 years as a Director, the percent will be 20%. The Director Emeritus will be reimbursed for any expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at meetings of the Boards. Director Emeritus will continue to receive relevant materials concerning the Funds, will be expected to attend at least one regularly scheduled quarterly meetings of the Boards each year and will be available to consult with the Committees or its representatives at reasonable times as requested by the Chairman; however, a Director Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds. The Director Emeritus will be permitted to serve in such capacity at the pleasure of the Committee, but the annual fee will cease to be paid at the end of the calendar year during which he or she has attained the age of 80 years, thereafter the position will be honorary.

MEETINGS OF THE BOARDS
The Directors meet regularly to review a wide variety of matters affecting or potentially affecting the Registrants and their Funds, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs.
The Boards of the Registrants held four regularly scheduled meetings and one special meeting during calendar year 2023. The Board meetings are summarized under section “Meetings of the Boards and Committees of the Boards.” In calendar year 2023 and in calendar year to date 2024, each Director attended at least 75% of the total number of meetings of each Board and of any committees of the Board on which the Director served held during the period of the Director’s service. All Directors were reimbursed for expenses for attendance at meetings of the Boards.
STANDING COMMITTEES OF THE BOARDS
Each Board has three standing committees. The members and the functions of these committees are described below.
The number of committee meetings held for each of the Registrants can be found in the section “Meetings of the Boards and Committees of the Boards.”
BOARD COMMITTEE	COMMITTEE MEMBERS	COMMITTEE FUNCTIONS
Executive	J. Christopher Donahue G. Thomas Hough John S. Walsh
In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Registrants in such manner as the Executive Committee shall deem to be in the best interests of the Registrant. However, the Executive Committee cannot elect or remove
Board members, increase or decrease the number of Directors, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.

Audit	Maureen Lally-Green Thomas M. O’Neill, Chair P. Jerome Richey John S. Walsh
Each Board has adopted a written charter for the Audit Committee, a copy of which is available under “Fund Governance” in the “Products” section of
Federated Hermes website at FederatedHermes.com. The Board has determined that the members of the Audit Committee are “independent.”
An “independent” Audit Committee member may not, other than in their capacity as a member of the Audit Committee, the Board or any other Board committee, accept directly or indirectly any consulting, advisory or other compensatory fee from an issuer or be an “interested person” of a Fund as defined by the 1940 Act.
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Registrants, the Registrants’ internal control over financial reporting and the quality, integrity and independent audit of the Registrants’ financial statements. The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Registrants’ independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Registrants’ internal audit function.

BOARD COMMITTEE	COMMITTEE MEMBERS	COMMITTEE FUNCTIONS
Nominating
John G. Carson*
G. Thomas Hough
Maureen Lally-Green
Thomas M. O’Neill
Madelyn A. Reilly
P. Jerome Richey
John S. Walsh
* Mr. Carson currently serves on the Nominating
Committee of only the following Registrants:
Federated Hermes Adviser Series, Federated Hermes
Money Market Obligations Trust, Federated Hermes
Project and Trade Finance Tender Fund

The Board has adopted a written charter for the Nominating Committee, provided in Appendix A, and which is also available under “Fund
Governance” in the “Products” section of Federated Hermes’ website at
FederatedHermes.com.
The Nominating Committee, whose members consist of all Independent
Directors, selects and nominates persons for election to the Registrants’
Boards when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Directors, officers or employees of any of the Registrants’ agents or service providers and counsel to the
Registrants. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Registrant, at the Registrant’s address appearing on the back cover of this Joint Proxy Statement. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the
Committee shall consider such factors as it deems appropriate. Those factors will ordinarily include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent
Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
The Committee does not at this time have a formal process for identifying and evaluating nominees for Director. However, it is not anticipated that the process for evaluating a nominee would differ based on whether the nominee is recommended by a shareholder.

HOW ARE THE BOARDS PAID FOR THEIR SERVICES TO THE REGISTRANTS?
Each Independent Director receives compensation for service as a member of the Boards based on a schedule that takes into account the number of meetings attended and the assets of the Funds for which meetings are held. None of the Interested Directors or Officers of the Funds or Registrants receives compensation from the Funds or Registrants. Compensation expenses are allocated to the Funds based, in part, on their relative net assets. Under the terms of each management agreement with the investment advisers to the Funds, the Funds are responsible for paying such fees and expenses. The Independent Directors of the Funds do not receive any pension or retirement benefits from the Funds or Federated Investors, Inc. Please see the table in the section entitled “Compensation of Existing Independent Directors” for amounts paid to the current Independent Directors by each Fund and the Federated Hermes Family of Funds.
SHARE OWNERSHIP OF THE REGISTRANTS BY DIRECTOR NOMINEES, EXECUTIVE OFFICERS AND PRINCIPAL SHAREHOLDERS
Share ownership of the Funds by Officers and Director Nominees and by significant shareholders is provided in the section entitled “Board Ownership of Registrants” and in Appendix D entitled “Significant Shareowners of Funds and Classes,” respectively.
COMMUNICATING WITH THE BOARDS
Any shareholder who wishes to send a communication to the Boards should send the communication to the attention of Peter J. Germain, Secretary of the Registrants, at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561. If a shareholder wishes to send a communication directly to an individual Director or to a Committee of a Board, then the communication should be specifically addressed to such individual Director or Committee and sent in care of the Secretary at the same address.
After reviewing the communication, the Secretary will then immediately forward the communication to the Board of Directors, the individual Director or to the Committee, as applicable.
The Registrants do not have a policy regarding attendance by Board members at special meetings, and it is not anticipated that any members of the Boards will attend the Special Meeting.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS, THEIR SERVICES AND FEES
Ernst & Young LLP or KPMG LLP are the independent registered public accounting firms for each Fund as summarized in the section “Independent Auditors.” Fees paid to the accounting firms are provided in the section “Fees Paid to Independent Auditors.” Representatives of Ernst & Young LLP and KPMG LLP are not expected to be present at the Special Meeting but will have the opportunity to make a statement if they wish and will be available should any matter arise requiring their presence.
The Audit Committee of each Board is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee is required to pre-concur with independence conclusions made by the independent auditor regarding non-audit services to be provided by the independent auditor to the Funds, the Boards, or any entity that is controlled directly or indirectly by the Funds. Unless a type of service to be provided by the independent auditor has received general pre-approval pursuant to policies established by the Audit Committee as discussed below, it will require specific pre-approval (and pre-concurrence for non-audit services) by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.
Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is twelve months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.
The Audit Committee has delegated pre-approval/pre-concurrence authority to its Chair. The Chair will report any pre-approval/pre-concurrence decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval/pre-concurrence authority when the Chair is unavailable.
Audit Services
The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company structure or other matters.
In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain audit services; all other services must be specifically pre-approved by the Audit Committee.
Audit-Related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements of the Funds or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services. All other audit-related services must be specifically pre-approved by the Audit Committee.
Tax Services
The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved/pre-concurred certain Tax services. All Tax services involving large and complex transactions must be specifically pre-approved/pre-concurred by the Audit Committee.

All Other Services
With respect to the provision of services other than audit, review or attest services, the pre-approval/pre-concurrence requirement is waived if:
(1)
The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid to the registrant’s accountant by the Funds, the Funds’ advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds during the fiscal year in which the services are provided;
(2)
Such services were not recognized by the Funds, the Funds’ advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds at the time of the engagement to be non-audit services; and
(3)
Such services are promptly brought to the attention of the Audit Committee of the Funds and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Boards to whom authority to grant such approvals has been delegated by the Audit Committee.
The Audit Committee may grant general pre-approval/pre-concurrence to those permissible non-audit services classified as All Other Services that it believes are routine and recurring services and would not impair the independence of the auditor. The Securities and Exchange Commission’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.
Pre-Approval Fee Levels
Pre-approval fee levels for all services to be provided by the independent auditor for each Fund will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.
Procedures
Requests or applications to provide services that require specific approval/concurrence by the Audit Committee are submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commission’s rules on auditor independence.
The percentage of services in the Audit-Related fees, Tax fees and All Other fees categories above that was approved by the Audit Committee pursuant to Section 2-01(c)(7)(C) of Regulation S-X were zero percent (0%) for the Funds and their investment advisers in 2022 and 2023.
The aggregate amount of Non-Audit Fees billed to the Funds, the Funds’ investment advisers, and certain entities controlling, controlled by or under common control with the investment adviser for the last two fiscal years of each Fund are provided in the section entitled “Fees Paid to Independent Auditors.”
The Audit Committee has concluded that the provision of non-audit services that were rendered by the independent auditors to the Funds’ advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2−01 of Regulation S-X is compatible with maintaining the auditor’s independence.
WHAT VOTE IS REQUIRED TO ELECT DIRECTORS?
Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of a Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Interests may be voted in person or by proxy. Proxies may be in written, telephonic or electronic form.
Quorum
In order to hold the Special Meeting, a “quorum” of shareholders must be present.
Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The inspectors of election will determine whether a quorum is present at the Special Meeting.

For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” will be included for purposes of determining whether a quorum is present. Broker non-votes occur when shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote; and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter. Abstentions and broker non-votes will not be counted as votes cast and will not have an effect on the outcome of the vote on the proposal for Election of Directors.
The proposal for Election of Directors requires the affirmative vote of a “plurality” of the votes cast at the Special Meeting provided that a quorum is present. A “plurality” is defined as more votes cast for than against each nominee.
Please see the section entitled “Quorum and Voting Requirements of the Registrants” for each Registrant’s quorum and voting requirements.
Special Note About Voting for Federated Hermes Insurance Series
Shares of the Funds comprising Federated Hermes Insurance Series (“FIS Funds”) are sold only to separate accounts of certain insurance companies in connection with the issuance of variable annuity contracts and/or variable life insurance contracts by the insurance companies. With respect to the proposal for the Election of Directors, insurance company separate accounts, as shareholders of Funds comprising FIS Funds, through the proxy solicitor, will request voting instructions from the owners of variable life insurance policies and variable annuity contracts (“Variable Contract Owners”) of the separate accounts, and will vote the accounts’ shares in FIS Funds in accordance with the voting instructions received. Each separate account is required to vote its shares of FIS Funds in accordance with instructions received from Variable Contract Owners. Each separate account will vote its shares of FIS Funds for which no voting instructions have been received in the same proportions that the separate account votes the shares held by Variable Contract Owners for which it has received instructions. Shares held by an insurance company in its general account, if any, are generally voted in the same proportions as the votes cast with respect to shares held in all the insurance company’s variable accounts in the aggregate. Such proportional voting may result in a relatively small number of Variable Contract Owners determining the outcome of the proposal. In light of this unique voting process required for the FIS Funds, each FIS Fund will bear all applicable costs related to the Special Meeting as described below under “Proxy Solicitation and Expenses of Proxy.”
Special Note About Echo Voting by Affiliated Funds and Other Investment Advisory Clients
Several of the Funds can from time to time invest in other Funds that are also advised by a Federated Hermes advisory subsidiary (“Affiliated Fund”), including as of the Record Date for the Special Meeting. Other investment advisory clients of Federated Hermes advisory subsidiaries also can from time to time invest in certain of the Funds, including as of the Record Date for the Special Meeting. Any such investments pose a potential conflict of interest with respect to casting votes at the Special Meeting. Federated Hermes will address this potential conflict by “echo voting” (i) any shares owned by an Affiliated Fund; and (ii) any shares owned by another investment advisory client of the investment advisers of the Funds, for which the adviser exercises proxy voting discretion, so that those votes align with the votes of other shareholders. Echo voting is conducted pursuant to the Federated Hermes Proxy Voting Policies and Procedures. However, in the event that there are no shares voted by other shareholders for Federated Hermes or its affiliates to echo vote, the Federated Hermes Proxy Voting Committee will determine how to vote such shares.
How May Proxies be Revoked?
A shareholder executing and returning a proxy has the power to revoke it at any time prior to the time shares are voted by executing a superseding proxy (i.e., a later-dated and signed proxy), by submitting a notice of revocation to the Secretary of the Funds or by subsequently registering his or her vote by telephone, over the Internet or in person at the Special Meeting.
Adjournment
If a quorum is not present, persons present or named by proxy and entitled to vote may, by majority vote, adjourn the Special Meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given other than an announcement at the Special Meeting. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any adjournment. A shareholder vote may be taken on any proposal in this Joint Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.
Proxy Solicitation and Expenses of Proxy
The Boards are conducting the solicitation of proxies for use at the Special Meeting principally through the delivery online, by mail or e-mail, of this Joint Proxy Statement and accompanying proxy cards. In addition to the solicitation through the mail, proxies may be solicited by officers, employees and agents of the Registrants. In addition, Federated Shareholder Services Company, an affiliate of the Funds’ Advisers, has entered into a contract with Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717 (“Broadridge”), pursuant to which Broadridge will provide certain project management, tabulation, and internet and telephonic voting services in addition to mailing the proxy materials. The fees to be paid to Broadridge under the contract are estimated to be $6.14 million in the aggregate. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke or otherwise change their voting instructions as shareholders submitting proxies in written form.
The cost of the proxy and the solicitation will be borne by the Funds pro rata based upon shareholder positions as of the Record Date. Certain expenses, such as printing and mailing, will be allocated to the Funds based upon the actual costs incurred by each Fund, other expenses, such as tabulation, solicitation and similar expenses, will be allocated based on the number of shareholder accounts within each Fund, while expenses such as legal fees will be divided evenly among the Funds.
All Funds Except FIS Funds
It is a common practice in the asset management industry to exclude proxy expenses from fee waivers and/or expense caps such that proxy expenses generally are borne by fund investors. Pursuant to the Fourth Amended and Restated Agreement for Administrative Services for the Funds, printing and mailing costs are expressly borne by the Funds as fund costs, and the specific fee waiver disclosure in each Fund’s prospectus expressly excludes proxy-related expenses. However, the Funds’ Advisers have elected to voluntarily consider the expenses associated with the Special Meeting as a Fund expense included within applicable Fund expense caps. This is a voluntary accommodation, and the Advisers do not have a fiduciary or contractual obligation to bear these expenses for any of the Funds. As a result of this election, it is possible that based upon a Fund’s current fee waivers that each Fund’s Adviser(s) and their affiliates will ultimately bear some or all of these expenses for a particular Fund.
FIS Funds Only
It is a common practice in the asset management industry to exclude proxy expenses from fee waivers and/or expense caps such that proxy expenses generally are borne by fund investors. Pursuant to the Fourth Amended and Restated Agreement for Administrative Services for the Funds, printing and mailing costs are expressly borne by the Funds as fund costs, and the specific fee waiver disclosure in each Fund’s prospectus expressly excludes proxy-related expenses. However, unlike other Funds for which the Advisers have determined to include such expense as subject to the waiver, due to the unique voting process required for the FIS Funds as described above under “Special Note About the Voting for Federated Hermes Insurance Series,” the FIS Funds’ Adviser has not elected to voluntarily consider the expenses associated with the Special Meeting as an FIS Fund expense included within applicable FIS Fund expense caps. The Advisers do not have a fiduciary or contractual obligation to bear these expenses for any of the FIS Funds. As a result, each FIS Fund will bear all of its applicable expenses associated with the Special Meeting.
How to Obtain More Information About the Federated Hermes Funds
Each Fund has previously sent its most recent Prospectus, Annual Report and Semi-Annual Report to its shareholders. Effective July 24, 2024, each Fund will send an Annual Report and Semi-Annual Report to its shareholders and make available annual and semi-annual financial statements as filed on Form N-CSR to its shareholders. A copy of the current Prospectus, Annual and Semi-Annual Reports, annual and semi-annual financial statements and Statement of Additional Information, as applicable, may be obtained at no cost through FederatedHermes.com, by writing to a Fund or Registrant at 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561 or by calling 1-800-341-7400, Option #4.

Delivery of Documents to Shareholders Sharing an Address
In an effort to reduce costs and avoid duplicate mailings, the Funds intend to deliver a single copy of certain documents to each household in which more than one shareholder of a Fund resides (so-called “householding”), as permitted by applicable rules. The Funds’ “householding” program covers their Prospectuses and Statements of Additional Information, and supplements to each, as well as Semi-Annual and Annual Shareholder Reports and any Proxies or information statements.
Shareholders must give their written consent to participate in the “householding” program. The Funds are also permitted to treat a shareholder as having given consent (“implied consent”) if: (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box; (ii) the Funds give notice of their intent to “household” at least sixty (60) days before “householding” begins; and (iii) none of the shareholders in the household have notified the Funds or their agents of the desire to “opt out” of “householding.” Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of “householding” at any time: shareholders who purchased shares through an intermediary should contact their representative; other shareholders may call the Fund at 1-800-341-7400, Option #4. If you are a shareholder residing at an address to which one copy of this Joint Proxy Statement was delivered, you may request an additional copy of the Joint Proxy Statement, which the Fund will deliver promptly upon request. You may request additional copies of this Joint Proxy Statement by calling or writing the Fund at the above phone number and address provided below.

THE BOARDS RECOMMEND THAT SHAREHOLDERS VOTE TO ELECT AS DIRECTORS
THE PROPOSED DIRECTOR NOMINEES FOR ELECTION TO THE BOARDS
SHAREHOLDER PROPOSALS
The Registrants are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to: 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, so that they are received within a reasonable time before any such meeting.
OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY
No business other than the matters described above is expected to come before the Special Meeting but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Registrants.
SHAREHOLDERS ARE REQUESTED TO PROVIDE A PROXY BY VOTING BY INTERNET, BY TELEPHONE, OR BY MAIL BY COMPLETING, DATING AND SIGNING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
By Order of the Boards,

Peter J. Germain
Secretary
Date: September 6, 2024

PROXY STATEMENT
INVESTMENT ADVISERS OF THE FUNDS
Federated Equity Management Company of Pennsylvania
Federated Investment Counseling
Federated Investment Management Company
Federated Hermes Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Federated Global Investment Management Corp.
101 Park Avenue, 41st Floor
New York, NY 10178
Federated MDTA LLC
125 High Street
Oliver Street Tower, 21st Floor
Boston, MA 02110
INVESTMENT SUB-ADVISERS OF CERTAIN OF THE FUNDS
Federated Hermes (UK) LLP
Federated Hermes Investment Management Limited
Sixth Floor
150 Cheapside
London EC2V 6ET
England
Polaris Capital Management LLC
121 High Street
Boston, MA 02110
DISTRIBUTOR OF THE FUNDS
Federated Securities Corp.
Federated Hermes Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
ADMINISTRATOR OF THE FUNDS
Federated Administrative Services
Federated Hermes Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

QUORUM AND VOTING REQUIREMENTS OF THE REGISTRANTS
REGISTRANT	QUORUM	VOTE REQUIRED TO ELECT DIRECTORS
Federated Hermes Adjustable Rate Securities Trust
Federated Hermes Income Securities Trust
Federated Hermes Insurance Series
Federated Hermes Municipal Securities Income Trust
Federated Hermes Short-Term Government Trust
	More than 50% of Outstanding Shares of each Registrant	Plurality
Federated Hermes Adviser Series
Federated Hermes Core Trust
Federated Hermes Core Trust III
Federated Hermes Equity Income Fund, Inc.
Federated Hermes Fixed Income Securities, Inc.
Federated Hermes High Yield Trust
Federated Hermes International Series, Inc.
Federated Hermes Investment Series Funds, Inc.
Federated Hermes Managed Pool Series
Federated Hermes MDT Series
Federated Hermes Municipal Bond Fund, Inc.
Federated Hermes Sustainable High Yield Bond Fund, Inc.
Federated Hermes Total Return Government Bond Fund
Federated Hermes Total Return Series, Inc.
Federated Hermes World Investment Series, Inc.
	1/3 of Outstanding Shares of each Registrant	Plurality
Federated Hermes Equity Funds
Federated Hermes Project and Trade Finance Tender Fund
Federated Hermes Index Trust
Federated Hermes Institutional Trust
Federated Hermes Money Market Obligations Trust
Federated Hermes Short-Intermediate Duration Municipal Trust
Federated Hermes Government Income Trust
Federated Hermes Global Allocation Fund
Federated Hermes Intermediate Municipal Trust
	1/4 of Outstanding Shares of each Registrant	Plurality
Federated Hermes Short-Intermediate Government Trust	More than 1/4 of Outstanding Shares	Plurality
INFORMATION ABOUT THE DIRECTOR NOMINEES, EXISTING DIRECTORS AND
EXECUTIVE OFFICERS OF THE REGISTRANTS
DIRECTOR nominees standing for election TO THE REGISTRANTS’ BOARDS
Following is information about the Director Nominees standing for election. For each Director Nominee, their address is 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561. Each Independent Director Nominee and Interested Director Nominee J. Christopher Donahue, if elected by shareholders, will oversee 101 funds that comprise the entire Federated Hermes Family of Funds which consists of 32 investment companies. Interested Director Nominees Thomas R. Donahue and John B. Fisher, if elected, will oversee 34 funds and 67 funds, respectively. As of August 26, 2024, no Independent Director Nominee owns beneficially or of record any securities issued by (1) the investment adviser or principal underwriter of the Registrants, or (2) any person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds. Under the Registrants’ Director Service Policy, the terms of existing Independent Directors Judge Maureen Lally-Green and Mr. P. Jerome Richey are scheduled to end on December 31, 2024, and the term of existing Independent Director Mr. Thomas O’Neill is scheduled to end on December 31, 2026. Judge Maureen Lally-Green and Mr. P. Jerome Richey are not standing for election. Mr. Carson was appointed as an Independent Director to those Boards of Registrants on which he currently serves effective January 1, 2024, and is a new Director Nominee for the Boards of other Registrants. Ms. Karen Larrimer and Messrs. Max Miller and Frank Nasta are new Director Nominees for the Boards of all the Registrants. The effective date of election by shareholders of the Registrants will be January 1, 2025.

INTERESTED DIRECTOR NOMINEES
Name and Date of Birth	Position(s) Held with Registrants	Principal Occupations for Past Five Years, Other Directorships Held and Previous Positions and Qualifications	Investment Companies in Federated Hermes Fund Complex Currently Serving as Director	Registrants for which Director Nominee is Standing for Election as Director
J. Christopher Donahue* Birth Date: April 11, 1949 Indefinite Term#	Interested Director* and President of Certain of the Registrants
Principal Occupations: Principal Executive
Officer and President of certain of the Funds in
the Federated Hermes Complex; Director or
Trustee of the Funds in the Federated Hermes
Complex; Chairman, President, Chief Executive
Officer and Director, Federated Hermes, Inc.;
Trustee, Federated Administrative Services and
Director, Federated Administrative Services, Inc.;
Trustee and Chairman, Federated Advisory
Services Company; Director or Trustee and
Chairman, Federated Investment Management
Company, Federated Global Investment
Management Corp., Federated Equity
Management Company of Pennsylvania, and
Federated MDTA LLC; Trustee, Federated
Investment Counseling; Trustee, Federated
Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated
Investment Counseling; President and Chief
Executive Officer, Federated Investment
Management Company, Federated Global
Investment Management Corp. and Passport
Research, Ltd.; Chairman, Passport Research, Ltd.
Qualifications: Legal, business management,
mutual fund and director experience.
			All	All Registrants
Thomas R. Donahue* Birth Date: October 20, 1958 Indefinite Term#	Interested Director*
Principal Occupations: Director or Trustee of
certain of the Funds in the Federated Hermes
Complex; Director, Chief Financial Officer,
Treasurer, Vice President and Assistant Secretary,
Federated Hermes, Inc.; Chairman and Trustee,
Federated Administrative Services; Chairman and
Director, Federated Administrative Services, Inc.;
Director or Trustee and Treasurer, Federated
Advisory Services Company, Federated Equity
Management Company of Pennsylvania,
Federated Global Investment Management
Corp., Federated Investment Counseling, and
Federated Investment Management Company;
Director, MDTA LLC; Director, Executive Vice
President and Assistant Secretary, Federated
Securities Corp.; Director or Trustee and
Chairman, Federated Services Company and
Federated Shareholder Services Company; and
Director and President, FII Holdings, Inc.
Previous Positions: Assistant Secretary,
Federated Investment Management Company,
Federated Global Investment Management
Company and Passport Research, Ltd.; Treasurer,
Passport Research, Ltd.; Executive Vice
President, Federated Securities Corp.; and
Treasurer, FII Holdings, Inc.
Qualifications: Legal, business management,
mutual fund and director experience.

Federated Hermes ETF
Trust, Federated Hermes
Insurance Series,
Federated Hermes
Money Market
Obligations Trust,
Federated Hermes
Municipal Bond Fund,
Inc., Federated Hermes
Short-Intermediate
Duration Municipal
Trust, Federated Hermes
Project and Trade
Finance Tender Fund,
Federated Hermes
World Investment
Series, Inc.

Federated Hermes
Insurance Series,
Federated Hermes
Money Market
Obligations Trust,
Federated Hermes
Municipal Bond Fund,
Inc., Federated Hermes
Short-Intermediate
Duration Municipal
Trust, Federated Hermes
Project and Trade
Finance Tender Fund,
Federated Hermes
World Investment
Series, Inc.

Name and Date of Birth	Position(s) Held with Registrants	Principal Occupations for Past Five Years, Other Directorships Held and Previous Positions and Qualifications	Investment Companies in Federated Hermes Fund Complex Currently Serving as Director	Registrants for which Director Nominee is Standing for Election as Director
John B. Fisher* Birth Date: May 16, 1956 Indefinite Term#	Interested Director* and President of Certain of the Registrants
Principal Occupations: Principal Executive
Officer and President of certain of the Funds in
the Federated Hermes Complex; Director or
Trustee of certain of the Funds in the Federated
Hermes Complex; Director and Vice President,
Federated Hermes, Inc.; President, Director/
Trustee and CEO, Federated Advisory Services
Company, Federated Equity Management
Company of Pennsylvania, Federated Global
Investment Management Corp., Federated
Investment Counseling, Federated Investment
Management Company and Federated MDTA
LLC; Director, Federated Investors
Trust Company.
Previous Positions: President and Director of the
Institutional Sales Division of Federated
Securities Corp.; President and CEO of Passport
Research, Ltd.; Director and President,
Technology, Federated Services Company.
Qualifications: Legal, business management,
mutual fund and director experience.

All except:
Federated Hermes ETF
Trust, Federated Hermes
Insurance Series,
Federated Hermes
Money Market
Obligations Trust,
Federated Hermes
Municipal Bond Fund,
Inc., Federated Hermes
Project and Trade
Finance Tender Fund,
Federated Hermes
Short-Intermediate
Duration Municipal
Trust, Federated Hermes
World Investment
Series, Inc.

All Registrants except:
Federated Hermes
Insurance Series,
Federated Hermes
Money Market
Obligations Trust,
Federated Hermes
Municipal Bond Fund,
Inc., Federated Hermes
Project and Trade
Finance Tender Fund,
Federated Hermes
Short-Intermediate
Duration Municipal
Trust, Federated Hermes
World Investment
Series, Inc.

* Interested Status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of Federated Hermes, Inc. and the positions they hold with Federated Hermes, Inc. and its subsidiaries. John B. Fisher is “interested” due to his beneficial ownership of Federated Hermes, Inc. and the positions he holds with Federated Hermes, Inc. and its subsidiaries.
# “Indefinite Term” means that a Director serves until the earlier to occur of: (1) his or her resignation; (2) his or her death; (3) his or her removal and appointment of his or her successor; or (4) in the case of Independent Directors, his or her retirement upon attaining the age of 75 years in accordance with the Registrants’ Director Service Policy.
INDEPENDENT DIRECTOR NOMINEES*
Name and Date of Birth	Position(s) Held with Registrants	Principal Occupations for Past Five Years, Other Directorships Held and Previous Positions and Qualifications +	Investment Companies in Federated Hermes Fund Complex Currently Serving as Director	Registrants for which Nominee is Standing for Election as Director
John G. Carson Birth Date: May 15, 1965 Indefinite Term#	Independent Director of Certain of the Registrants**
Principal Occupations: Director or Trustee of
certain Funds in the Federated Hermes Complex;
Chief Executive Officer, Chief Investment Officer,
Northstar Asset Management (Financial Services);
formerly, Chief Compliance Officer, Northstar
Asset Management (Financial Services).
Other Directorships Held: None.
Qualifications: Mr. Carson has served in various
business management roles throughout his
career. Mr. Carson was a Vice President at the
Glenmede Trust Company and a Managing
Director at Oppenheimer & Company. Prior to
that he spent more than a decade with the Bank
of America/Merrill Lynch as a Director of
Institutional Sales. Earlier on, Mr. Carson held
similar positions for Wertheim Schroder/
Schroders PLC and Drexel Burnham Lambert.

Federated Hermes
Adviser Series,
Federated Hermes ETF
Trust, Federated Hermes
Premier Municipal
Income Fund, Federated
Hermes Project and
Trade Finance Tender
Fund, Federated
Hermes Money Market
Obligations Trust
All Registrants

Name and Date of Birth	Position(s) Held with Registrants	Principal Occupations for Past Five Years, Other Directorships Held and Previous Positions and Qualifications +	Investment Companies in Federated Hermes Fund Complex Currently Serving as Director	Registrants for which Nominee is Standing for Election as Director
G. Thomas Hough Birth Date: February 28, 1955 Indefinite Term#	Independent Director
Principal Occupations: Director or Trustee and
Chair of the Board of Directors or Trustees of the
Federated Hermes Complex; formerly, Vice Chair,
Ernst & Young LLP (public accounting firm)
(Retired).
Other Directorships Held: Director, Chair of the
Audit Committee, Member of the Compensation
Committee, Equifax, Inc.; Lead Director, Member
of the Audit and Nominating and Corporate
Governance Committees, Haverty Furniture
Companies, Inc.
Qualifications: Mr. Hough has served in
accounting, business management and
directorship positions throughout his career.
Mr. Hough most recently held the position of
Americas Vice Chair of Assurance with Ernst &
Young LLP (public accounting firm). Mr. Hough
serves on the President’s Cabinet and Business
School Board of Visitors for the University of
Alabama. Mr. Hough previously served as a
Director and Member of the Audit, Governance
and Compensation Committees at Publix Super
Markets, Inc. as well as on the Business School
Board of Visitors for Wake Forest University. In
addition, he previously served as an Executive
Committee member of the United States
Golf Association.
			All	All Registrants
Karen L. Larrimer Birth Date: December 10, 1962 If elected, Indefinite Term#	***
Principal Occupations: Retired; formerly,
Executive Vice President and Head of Retail
Banking and Chief Customer Officer, The PNC
Financial Services Group, Inc.
Other Directorships Held: None.
Qualifications: Ms. Larrimer has served in several
business and financial management roles and
directorship positions throughout her career. She
previously held the position of Executive Vice
President and Head of Retail Banking and Chief
Customer Officer, The PNC Financial Services
Group, Inc. Prior to those roles, Ms. Larrimer
held several executive positions at PNC,
including Chief Marketing Officer and Executive
Vice President for Business Banking. In addition
to her various roles at PNC, Ms. Larrimer
previously was an assistant director at Ernst &
Young LLP and served in several leadership roles
at Mellon Bank. Ms. Larrimer also currently holds
the positions on not for profit or for profit boards
of directors as follows: Director, Highmark Inc.
(health insurance organization); Director, Modern
Executive Solutions (executive search and
advisory solutions firm); Director and Chair,
Children’s Museum of Pittsburgh; Director and
former Chair, United Way of Southwestern
Pennsylvania; and Emeriti Director, Goodwill
Industries Pittsburgh. Ms. Larrimer has held the
positions of: President, Duquesne Club of
Pittsburgh; Trustee, Robert Morris University;
Director, PNC Foundation; and Director, numo
(fintech incubator).
			None	All Registrants

Name and Date of Birth	Position(s) Held with Registrants	Principal Occupations for Past Five Years, Other Directorships Held and Previous Positions and Qualifications +	Investment Companies in Federated Hermes Fund Complex Currently Serving as Director	Registrants for which Nominee is Standing for Election as Director
Max F. Miller Birth Date: December 6, 1968 If elected, Indefinite Term#	***
Principal Occupations: Associate Professor,
Director of Entrepreneurial Studies, Director -
Ignite Business Incubator, Washington &
Jefferson College.
Other Directorships Held: None.
Qualifications: Mr. Miller has served in several
legal, business, and academic roles and
directorship positions throughout his career.
Mr. Miller serves as Associate Professor of
Business & Entrepreneurship, Director of
Entrepreneurial Studies, and Director of Ignite
Business Incubator at Washington & Jefferson
College. He also serves as President and Chief
Tasting Officer of Raise Your Spirits, an
experiential engagement firm. Mr. Miller
previously served as Executive Vice President &
Chief Operating Officer of Urban Innovation 21,
an economic development focused public-private
partnership; Director of VIP Experiences of
MetroMe, a mobile app providing concierge
services; Chief Administrative Officer and
General Counsel of Big Brothers Big Sisters of
America; and Director of the University of
Pittsburgh School of Law’s Innovation Practice
Institute. Prior to those roles, Mr. Miller held
various operations, marketing and legal
leadership roles at H.J. Heinz Company and was
an attorney for Federated Investors, Inc. (now
Federated Hermes, Inc.) from May 3, 1994, to
November 11, 1997.
			None	All Registrants
Frank J. Nasta Birth Date: October 11, 1964 If elected, Indefinite Term#	***
Principal Occupations: Chair of the Mutual Fund
Advisory Committee and the European Fund
Advisory Committee (industry forums sponsored
by Broadridge Financial Solutions, Inc.);[1] Retired.
Other Directorships Held: None.
Qualifications: Mr. Nasta has served in various
legal, compliance, and business roles in the
investment management industry throughout his
career. He previously was a Managing Director of
JPMorgan Chase & Co. and Head of Legal for the
JPMorgan U.S. Mutual Funds business. Prior to
joining J.P. Morgan, Mr. Nasta was a Partner,
General Counsel, Corporate Secretary and
Member of the Board of Directors of J. & W.
Seligman, an investment management firm.
Mr. Nasta previously served as the chair of the
Investment Company Institute’s (the “ICI”) SEC
Rules Committee, the ICI’s Mutual Funds
Conference Advisory Committee, and the
Investment Management Regulation Committee
of the New York City Bar Association. He also
previously served as a Director of The
International Preschools in New York City.
1. Mr. Nasta serves as Chair of these committees
in the capacity of a non-employee consultant, has
never been an employee of Broadridge Financial
Solutions, Inc., and plans to resign from these
positions, effective on or before December 31,
2024, in connection with his proposed election to
the Board.
			None	All Registrants

Name and Date of Birth	Position(s) Held with Registrants	Principal Occupations for Past Five Years, Other Directorships Held and Previous Positions and Qualifications +	Investment Companies in Federated Hermes Fund Complex Currently Serving as Director	Registrants for which Nominee is Standing for Election as Director
Thomas M. O’Neill Birth Date: June 14, 1951 Indefinite Term#	Independent Director****
Principal Occupations: Director or Trustee and
Chair of the Audit Committee of the Federated
Hermes Complex; Sole Proprietor, Navigator
Management Company (investment and strategic
consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several
business, mutual fund and financial management
roles and directorship positions throughout his
career. Mr. O’Neill serves as Director, Medicines
for Humanity. Mr. O’Neill previously served as
Chief Executive Officer and President, Managing
Director and Chief Investment Officer, Fleet
Investment Advisors; President and Chief
Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman,
Jordan Management Co., Boston, MA; Chief
Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer,
Fleet Bank; Director and Consultant, EZE Castle
Software (investment order management
software); Director, Midway Pacific (lumber); and
Director, The Golisano Children’s Museum of
Naples, Florida.
			All	All Registrants
Madelyn A. Reilly Birth Date: February 2, 1956 Indefinite Term#	Independent Director
Principal Occupations: Director or Trustee of the
Federated Hermes Complex; formerly, Senior
Vice President for Legal Affairs, General Counsel
and Secretary of Board of Directors, Duquesne
University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various
business and legal management roles throughout
her career. Ms. Reilly previously served as Senior
Vice President for Legal Affairs, General Counsel
and Secretary of Board of Directors and Director
of Risk Management and Associate General
Counsel, Duquesne University. Prior to her work
at Duquesne University, Ms. Reilly served as
Assistant General Counsel of Compliance and
Enterprise Risk as well as Senior Counsel of
Environment, Health and Safety, PPG Industries.
Ms. Reilly currently serves as a member of the
Board of Directors of UPMC Mercy Hospital, and
as a member of the Board of Directors of
Catholic Charities, Pittsburgh.
			All	All Registrants

Name and Date of Birth	Position(s) Held with Registrants	Principal Occupations for Past Five Years, Other Directorships Held and Previous Positions and Qualifications +	Investment Companies in Federated Hermes Fund Complex Currently Serving as Director	Registrants for which Nominee is Standing for Election as Director
John S. Walsh Birth Date: November 28, 1957 Indefinite Term#	Independent Director
Principal Occupations: Director or Trustee of the
Federated Hermes Complex; President and
Director, Heat Wagon, Inc. (manufacturer of
construction temporary heaters); President and
Director, Manufacturers Products, Inc. (distributor
of portable construction heaters); President,
Portable Heater Parts, a division of
Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several
business management roles and directorship
positions throughout his career. Mr. Walsh
previously served as Vice President, Walsh &
Kelly, Inc. (paving contractors).
			All	All Registrants
+ “Other Directorships Held” includes current directorships of companies required to register or file reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., publicly traded companies) or investment companies registered under the 1940 Act.
* There are two existing Independent Directors, Judge Maureen Lally-Green and Mr. P. Jerome Richey, who are not Director Nominees because they are scheduled to retire on December 31, 2024, under the Registrants’ Director Service Policy. Each is expected to continue to serve on the Boards of the Registrants through December 31, 2024.
** This Director Nominee serves on the Boards of certain, but not all, Registrants. If approved by shareholders as a Director Nominee for a Board on which he does not currently serve, his term as a Director on such Board will begin effective January 1, 2025.
*** Director Nominee for election who does not currently serve on the Boards. This Director Nominee is a new candidate who, if approved by shareholders, will have a term that begins effective January 1, 2025.
**** Under the Registrants’ Director Service Policy, the term for this Independent Director is scheduled to end on December 31, 2026.
# “Indefinite Term” means that a Director serves until the earlier to occur of: (1) his or her resignation; (2) his or her death; (3) his or her removal and appointment of his or her successor; or (4) in the case of Independent Directors, his or her retirement upon attaining the age of 75 years in accordance with the Registrants’ Director Service Policy.

INDEPENDENT DIRECTORS WHO ARE NOT DIRECTOR NOMINEES
Following is information about existing Directors who are not standing for election. As described above, Judge Maureen Lally-Green and Mr. P. Jerome Richey are expected to retire from the Boards on December 31, 2024, under the Registrants’ Director Service Policy, and are therefore not standing for election. Each is expected to continue to serve on the Boards of the Registrants through December 31, 2024. Their address is 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561.
Name and Date of Birth	Position(s) Held with Registrants	Principal Occupations for Past Five Years, Other Directorships Held and Previous Positions and Qualifications	Registrants Currently Serving as Director
Maureen Lally-Green Birth Date: July 5, 1949 Term Ending December 31, 2024 upon Retirement	Independent Director
Principal Occupations: Director or Trustee of the Federated
Hermes Complex; Adjunct Professor of Law, Emerita,
Duquesne University School of Law; formerly, Dean of the
Duquesne University School of Law and Professor of Law
and Interim Dean of the Duquesne University School of Law;
formerly, Associate General Secretary and Director, Office of
Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources
Corporation (natural gas).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of
Dean of the School of Law of Duquesne University (as well
as Interim Dean). Judge Lally-Green previously served as
Director of the Office of Church Relations and later as
Associate General Secretary for the Diocese of Pittsburgh, a
member of the Superior Court of Pennsylvania and as a
Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of
Pennsylvania and previously served on the Supreme Court’s
Board of Continuing Judicial Education and the Supreme
Court’s Appellate Court Procedural Rules Committee. Judge
Lally-Green was then appointed by the Supreme Court of
Pennsylvania and currently serves on the Judicial Ethics
Advisory Board. Judge Lally-Green also currently holds the
positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent,
Saint Vincent Seminary; Member, Pennsylvania State Board
of Education (public); Director, Catholic Charities,
Pittsburgh; and Director, CNX Resources Corporation
(natural gas). Judge Lally-Green has held the positions of:
Director, Auberle; Director, Epilepsy Foundation of Western
and Central Pennsylvania; Director, Ireland Institute of
Pittsburgh; Director, Saint Thomas More Society; Director
and Chair, Catholic High Schools of the Diocese of
Pittsburgh, Inc.; Director, Pennsylvania Bar Institute;
Director, Saint Vincent College; Director and Chair, North
Catholic High School, Inc.; Director and Vice Chair, Our
Campaign for the Church Alive!, Inc.; and Director and Vice
Chair, Saint Francis University.
All Registrants

Name and Date of Birth	Position(s) Held with Registrants	Principal Occupations for Past Five Years, Other Directorships Held and Previous Positions and Qualifications	Registrants Currently Serving as Director
P. Jerome Richey Birth Date: February 23, 1949 Term Ending December 31, 2024 upon Retirement	Independent Director
Principal Occupations: Director or Trustee of the Federated
Hermes Complex; Retired; formerly, Senior Vice Chancellor
and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CONSOL
Energy Inc. (split into two separate publicly traded
companies known as CONSOL Energy Inc. and CNX
Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions
throughout his career. Mr. Richey most recently held the
positions of Senior Vice Chancellor and Chief Legal Officer,
University of Pittsburgh. Mr. Richey previously served as
Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs
Council of Pittsburgh. Mr. Richey previously served as Chief
Legal Officer and Executive Vice President, CONSOL Energy
Inc. and CNX Gas Company; and Board Member, Ethics
Counsel and Shareholder, Buchanan Ingersoll & Rooney PC
(a law firm).
All Registrants
Executive Officers Of the Registrants
Following is information about the Executive Officers of the Registrants. Note that positions with the Registrants can be found in the Service Dates table below. Unless otherwise indicated, the address for each Officer is 1001 Liberty Avenue, Pittsburgh, Pennsylvania, 15222. Officers do not receive any compensation from the Registrants.
Name and Date of Birth	Position(s) Held with Registrants	Principal Occupations for Past Five Years and Previous Positions
Peter J. Germain Birth Date: September 3, 1959	Chief Legal Officer, Secretary and Executive Vice President of All Registrants
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and
Executive Vice President of the Federated Hermes Complex. He is Chief
Legal Officer, Secretary and Executive Vice President, Federated Hermes,
Inc.; Trustee and Senior Vice President, Federated Investors Management
Company; Trustee and President, Federated Administrative Services; Director
and President, Federated Administrative Services, Inc.; Director and Vice
President, Federated Securities Corp.; Director and Secretary, Federated
Private Asset Management, Inc.; and Secretary, Federated Shareholder
Services Company. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing
Director of Mutual Fund Services, Federated Hermes, Inc.; Senior Vice
President, Federated Services Company; and Senior Corporate Counsel,
Federated Hermes, Inc.

Jeremy Boughton, CPA Birth Date: September 29, 1976	Treasurer and Principal Financial Officer of All Registrants
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Complex; Senior Vice President, Federated Administrative
Services, Federated Administrative Services, Inc., Federated Advisory
Services Company, Federated Equity Management Company of Pennsylvania,
Federated Global Investment Management Corp., Federated Investment
Counseling, Federated Investment Management Company and Federated
MDTA, LLC. Formerly, Controller, Federated Hermes, Inc. and Financial and
Operations Principal for Federated Securities Corp. Mr. Boughton has
received the Certified Public Accountant designation.
Previous Positions: Senior Vice President and Assistant Treasurer, Federated
Investors Management Company; Treasurer, Federated Investors Trust
Company; Assistant Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Federated Advisory
Services Company, Federated Equity Management Company of Pennsylvania,
Federated Global Investment Management Corp., Federated Investment
Counseling, Federated Investment Management Company, Federated MDTA,
LLC and Federated Hermes (UK) LLP, as well as other subsidiaries of
Federated Hermes, Inc.

Name and Date of Birth	Position(s) Held with Registrants	Principal Occupations for Past Five Years and Previous Positions
Stephen Van Meter Birth Date: June 5, 1975	Chief Compliance Officer and Senior Vice President of All Registrants
Principal Occupations: Senior Vice President and Chief Compliance Officer
of the Federated Hermes Complex; Vice President and Chief Compliance
Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated Hermes, Inc. in October
2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief
Counsel, Division of Investment Management and Senior Counsel, Division of
Enforcement.

Stephen F. Auth Birth Date: September 13, 1956	Chief Investment Officer of Certain of the Registrants
Principal Occupations: Stephen F. Auth is Chief Investment Officer of various
Funds in the Federated Hermes Complex; Executive Vice President,
Federated Investment Counseling, Federated Global Investment
Management Corp. and Federated Equity Management Company of
Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated Hermes); Senior Vice President, Global Portfolio
Management Services Division; Senior Vice President, Federated Investment
Management Company and Passport Research, Ltd.; Senior Managing
Director and Portfolio Manager, Prudential Investments.

Deborah A. Cunningham Birth Date: September 15, 1959	Chief Investment Officer of Certain of the Registrants
Principal Occupations: Deborah A. Cunningham was named Chief
Investment Officer of Federated Hermes’ money market products in 2004.
She joined Federated Hermes in 1981 and has been a Senior Portfolio
Manager since 1997 and an Executive Vice President of Federated
Investment Management Company since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.

Anthony Delserone Birth Date: July 2, 1960	Vice President Federated Hermes Core Trust
Principal Occupations: B. Anthony Delserone, Jr. joined Federated Hermes in 1998 and has been a Senior Portfolio Manager since 2002. In 1999,
Mr. Delserone became a Portfolio Manager and a Vice President of
Federated Investment Management Company. Mr. Delserone has received the Chartered Financial Analyst designation, a B.B.A. from The College of
William and Mary in Virginia and an M.B.A. in Finance from the Sellinger
School of Business, Loyola College of Maryland.

Mark A. Durbiano Birth Date: September 21, 1959	Vice President Federated Hermes Core Trust
Principal Occupations: Mark E. Durbiano joined Federated Hermes in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of
Federated Investment Management Company since 1996. Mr. Durbiano has received the Chartered Financial Analyst designation and an M.B.A. in
Finance from the University of Pittsburgh.

Christopher McGinley Birth Date: July 28, 1978	Vice President Federated Hermes Core Trust III and Federated Hermes Project and Trade Finance Tender Fund
Principal Occupations: Chris McGinley joined Federated Hermes in 2004 as an associate research analyst in the international fixed-income department.
Mr. McGinley is a Senior Portfolio Manager. He became Senior Vice President of Federated Investment Management Company in 2023. Mr. McGinley
worked in Senator Rick Santorum’s office in 2001 and from 2002 to 2004 he served as Legislative Correspondent for Senator Santorum. Mr. McGinley
earned his B.S. and received his M.P.I.A. from the University of Pittsburgh.

Mary Jo Ochson Birth Date: September 12, 1953	Chief Investment Officer of Certain of the Registrants
Principal Occupations: Mary Jo Ochson was named Chief Investment Officer of Federated Hermes’ tax-exempt, fixed-income products in 2004 and Chief
Investment Officer of Federated Hermes’ Tax-Free Money Markets in 2010.
She joined Federated Hermes in 1982 and has been a Senior Portfolio
Manager and a Senior Vice President of Federated Investment Management
Company since 1996. Ms. Ochson has received the Chartered Financial
Analyst designation and holds an M.B.A. in Finance from the University of
Pittsburgh.

Maarten Offeringa Birth Date: February 1, 1976	Vice President Federated Hermes Core Trust III and Federated Hermes Project and Trade Finance Tender Fund
Principal Occupations: Maarten Offeringa joined Federated Hermes in 2018.
Mr. Offeringa is a Portfolio Manager responsible for providing research and advice on sector allocation and security selection. He has worked in financial services since 2002; has worked in investment management since 2018; has managed investment portfolios since 2019. Previous associations: Director,
Bank of America Merrill Lynch; Vice President, J.P. Morgan. Education: MA,
Vrije Universiteit Amsterdam.

Name and Date of Birth	Position(s) Held with Registrants	Principal Occupations for Past Five Years and Previous Positions
Robert J. Ostrowski Birth Date: April 26, 1963	Chief Investment Officer of Certain of the Registrants
Principal Occupations: Robert J. Ostrowski joined Federated Hermes, Inc. in
1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated Hermes, Inc. taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager.
Mr. Ostrowski became an Executive Vice President of Federated Investment
Management Company in 2009. Mr. Ostrowski has received the Chartered
Financial Analyst designation. He received his M.S. in Industrial Adminis-
tration from Carnegie Mellon University.

Kazaur Rahman Birth Date: November 30, 1982	Vice President Federated Hermes Project and Trade Finance Tender Fund
Principal Occupations: Kazaur Rahman joined Federated Hermes in 2019.
Mr. Rahman is a Portfolio Manager responsible for providing research and advice on sector allocation and security selection. He has worked in financial services since 2005; has worked in investment management since 2019; has managed investment portfolios since 2023. Previous associations include roles with: Deutsche Bank; VTB Capital; Bank of America; Pricewaterhouse-
Coopers (PwC). Education: BSc, University of London.

Ihab Salib Birth Date: December 14, 1964	Vice President Federated Hermes Core Trust III and Federated Hermes Project and Trade Finance Tender Fund
Principal Occupations: Ihab Salib joined Federated Hermes in April 1999 as a Senior Fixed-Income Trader. Mr. Salib is a Senior Portfolio Manager and, in
2007, he was named a Senior Vice President of Federated Investment
Management Company. He has served as a portfolio manager since January
2002. From January 1994 through March 1999, Mr. Salib was employed as a
Senior Global Fixed-Income Analyst with UBS Brinson, Inc. Mr. Salib received his B.A. with a major in Economics from Stony Brook University.

Directors - Effective Dates of Service
	J. Christopher Donahue +	Thomas R. Donahue	John B. Fisher ++	John G. Carson	G. Thomas Hough
REGISTRANT AND EFFECTIVE DATE OF SERVICE
Federated Hermes Adjustable Rate Securities Trust	April 1, 1999	NA	May 11, 2016	NA	August 11, 2015
Federated Hermes Adviser Series	May 16, 2017	NA	May 16, 2017	January 1, 2024	May 16, 2017
Federated Hermes Core Trust	February 16, 2006	NA	May 11, 2016	NA	August 11, 2015
Federated Hermes Core Trust III	February 14, 2008	NA	May 11, 2016	NA	August 11, 2015
Federated Hermes Equity Funds	September 1, 1999	NA	May 11, 2016	NA	August 11, 2015
Federated Hermes Equity Income Fund, Inc.	June 30, 1986	NA	May 11, 2016	NA	August 11, 2015
Federated Hermes Fixed Income Securities, Inc.	January 1, 2000	NA	May 11, 2016	NA	August 11, 2015
Federated Hermes Global Allocation Fund	April 1, 1999	NA	May 11, 2016	NA	August 11, 2015
Federated Hermes Government Income Trust	July 1, 1999	NA	May 11, 2016	NA	August 11, 2015
Federated Hermes High Yield Trust	March 23, 1999	NA	May 11, 2016	NA	August 11, 2015
Federated Hermes Income Securities Trust	January 1, 2000	NA	May 11, 2016	NA	August 11, 2015
Federated Hermes Index Trust	January 30, 1990	NA	May 11, 2016	NA	August 11, 2015
Federated Hermes Institutional Trust	April 1, 1999	NA	May 11, 2016	NA	August 11, 2015
Federated Hermes Insurance Series	September 15, 1993	May 11, 2016	NA	NA	August 11, 2015
Federated Hermes Intermediate Municipal Trust	October 1, 1999	NA	May 11, 2016	NA	August 11, 2015
Federated Hermes International Series, Inc.	January 1, 2000	NA	May 11, 2016	NA	August 11, 2015
Federated Hermes Investment Series Funds, Inc.	May 19, 1992	NA	May 11, 2016	NA	August 11, 2015
Federated Hermes Managed Pool Series	November 17, 2005	NA	May 11, 2016	NA	August 11, 2015
Federated Hermes MDT Series	June 2, 2006	NA	May 11, 2016	NA	August 11, 2015
Federated Hermes Money Market Obligations Trust	October 1, 1999	May 11, 2016	NA	January 1, 2024	August 6, 2015
Federated Hermes Municipal Bond Fund, Inc.	December 9, 1986	May 11, 2016	NA	NA	August 11, 2015

	J. Christopher Donahue +	Thomas R. Donahue	John B. Fisher ++	John G. Carson	G. Thomas Hough
REGISTRANT AND EFFECTIVE DATE OF SERVICE
Federated Hermes Municipal Securities Income Trust	August 6, 1990	NA	May 11, 2016	NA	August 11, 2015
Federated Hermes Project and Trade Finance Tender Fund	August 11, 2016	August 11, 2016	NA	January 1, 2024	August 11, 2016
Federated Hermes Short-Intermediate Duration Municipal Trust	October 1, 1999	May 11, 2016	NA	NA	August 11, 2015
Federated Hermes Short-Intermediate Government Trust	October 28, 2013	NA	May 11, 2016	NA	August 11, 2015
Federated Hermes Short-Term Government Trust	July 1, 1999	NA	May 11, 2016	NA	August 11, 2015
Federated Hermes Sustainable High Yield Bond Fund, Inc.	July 15, 1987	NA	May 11, 2016	NA	August 11, 2015
Federated Hermes Total Return Government Bond Fund	April 1, 1999	NA	May 11, 2016	NA	August 11, 2015
Federated Hermes Total Return Series, Inc.	March 23, 1995	NA	May 11, 2016	NA	August 11, 2015
Federated Hermes World Investment Series, Inc.	January 1, 2000	May 11, 2016	NA	NA	August 11, 2015
+ J. Christopher Donahue is President of all the above-named Registrants except Federated Hermes Core Trust, Federated Hermes Insurance Series and Federated Hermes Short-Intermediate Duration Municipal Trust and became President on August 15, 2000, except for the following:
Federated Hermes Adviser Series (May 16, 2017)
Federated Hermes Core Trust III (February 13, 2008)
Federated Hermes Equity Income Fund, Inc. (August 23, 2002)
Federated Hermes Fixed Income Securities, Inc. (August 23, 2002)
Federated Hermes Global Allocation Fund (August 23, 2002)
Federated Hermes Investment Series Funds, Inc. (May 20, 1992)
Federated Hermes Managed Pool Series (October 6, 2005)
Federated Hermes MDT Series (May 18, 2006)
Federated Hermes Money Market Obligations Trust (April 25, 1989)
Federated Hermes Municipal Bond Fund, Inc. (June 1, 1995)
Federated Hermes Municipal Securities Income Trust (August 23, 2002)
Federated Hermes Project and Trade Finance Tender Fund (June 23, 2016)
Federated Hermes Sustainable High Yield Bond Fund, Inc. (August 23, 2002)
Federated Hermes Total Return Government Bond Fund (June 16, 1995)
Federated Hermes World Investment Series, Inc. (August 12, 2002)
++John B. Fisher is President of Federated Hermes Core Trust, Federated Hermes Insurance Series and Federated Hermes Short-Intermediate Duration Municipal Trust and became President of these Registrants on November 18, 2004.

Directors - Effective Dates of Service (Continued)
	Maureen Lally-Green	Thomas M. O’Neill	Madelyn A. Reilly	P. Jerome Richey	John S. Walsh
REGISTRANT AND EFFECTIVE DATE OF SERVICE
Federated Hermes Adjustable Rate Securities Trust	August 1, 2009	August 18, 2006	November 1, 2020	October 28, 2013	April 1, 1999
Federated Hermes Adviser Series	May 16, 2017	May 16, 2017	November 1, 2020	May 16, 2017	May 16, 2017
Federated Hermes Core Trust	August 1, 2009	August 18, 2006	November 1, 2020	October 28, 2013	January 1, 1999
Federated Hermes Core Trust III	August 1, 2009	February 14, 2008	November 1, 2020	September 1, 2013	February 14, 2008
Federated Hermes Equity Funds	August 1, 2009	August 18, 2006	November 1, 2020	October 28, 2013	January 1, 1999
Federated Hermes Equity Income Fund, Inc.	August 1, 2009	August 18, 2006	November 1, 2020	October 28, 2013	January 1, 1999
Federated Hermes Fixed Income Securities, Inc.	August 1, 2009	August 18, 2006	November 1, 2020	October 28, 2013	November 30, 1999
Federated Hermes Global Allocation Fund	August 1, 2009	August 18, 2006	November 1, 2020	October 28, 2013	April 1, 1999
Federated Hermes Government Income Trust	August 1, 2009	August 18, 2006	November 1, 2020	October 28, 2013	June 28, 1999
Federated Hermes High Yield Trust	August 1, 2009	August 18, 2006	November 1, 2020	October 28, 2013	April 1, 1999
Federated Hermes Income Securities Trust	August 1, 2009	August 18, 2006	November 1, 2020	October 28, 2013	November 15, 1999
Federated Hermes Index Trust	August 1, 2009	August 18, 2006	November 1, 2020	October 28, 2013	January 1, 1999
Federated Hermes Institutional Trust	August 1, 2009	August 18, 2006	November 1, 2020	October 28, 2013	April 1, 1999
Federated Hermes Insurance Series	August 1, 2009	August 18, 2006	November 1, 2020	October 28, 2013	January 1, 1999
Federated Hermes Intermediate Municipal Trust	August 1, 2009	August 18, 2006	November 1, 2020	September 1, 2013	March 23, 1999
Federated Hermes International Series, Inc.	August 1, 2009	August 18, 2006	November 1, 2020	October 28, 2013	January 1, 1999
Federated Hermes Investment Series Funds, Inc.	August 1, 2009	August 18, 2006	November 1, 2020	October 28, 2013	January 1, 1999
Federated Hermes Managed Pool Series	August 1, 2009	August 18, 2006	November 1, 2020	October 28, 2013	November 17, 2005
Federated Hermes MDT Series	August 1, 2009	August 18, 2006	November 1, 2020	October 28, 2013	June 2, 2006
Federated Hermes Money Market Obligations Trust	August 1, 2009	August 18, 2006	November 1, 2020	September 1, 2013	January 1, 1999
Federated Hermes Municipal Bond Fund, Inc.	August 1, 2009	August 18, 2006	November 1, 2020	October 28, 2013	January 1, 1999

	Maureen Lally-Green	Thomas M. O’Neill	Madelyn A. Reilly	P. Jerome Richey	John S. Walsh
REGISTRANT AND EFFECTIVE DATE OF SERVICE
Federated Hermes Municipal Securities Income Trust	August 1, 2009	August 18, 2006	November 1, 2020	October 28, 2013	June 25, 1999
Federated Hermes Project and Trade Finance Tender Fund	August 11, 2016	August 11, 2016	November 1, 2020	August 11, 2016	August 11, 2016
Federated Hermes Short-Intermediate Duration Municipal Trust	August 1, 2009	August 18, 2006	November 1, 2020	September 1, 2013	April 1, 1999
Federated Hermes Short-Intermediate Government Trust	October 28, 2013	August 18, 2006	November 1, 2020	September 1, 2013	January 1, 1999
Federated Hermes Short-Term Government Trust	August 1, 2009	August 18, 2006	November 1, 2020	October 28, 2013	August 5, 1999
Federated Hermes Sustainable High Yield Bond Fund, Inc.	August 1, 2009	August 18, 2006	November 1, 2020	October 28, 2013	January 1, 1999
Federated Hermes Total Return Government Bond Fund	August 1, 2009	August 18, 2006	November 1, 2020	October 28, 2013	January 1, 1999
Federated Hermes Total Return Series, Inc.	August 1, 2009	August 18, 2006	November 1, 2020	October 28, 2013	April 1, 1999
Federated Hermes World Investment Series, Inc.	August 1, 2009	August 18, 2006	November 1, 2020	October 28, 2013	November 18, 1999
EXECUTIVE Officers - Effective Dates of Service
	Stephen Auth	Jeremy Boughton	Peter J. Germain	Deborah Cunningham	Mary Jo Ochson	Robert Ostrowski	Stephen Van Meter
REGISTRANT AND EFFECTIVE DATE OF SERVICE
Federated Hermes Adjustable Rate Securities Trust	NA	March 1, 2024	Chief Legal Officer since January 1, 2005; Executive Vice President and Secretary since November 16, 2017	NA	NA	May 14, 2004	July 30, 2015
Federated Hermes Adviser Series	May 16, 2017	March 1, 2024	Chief Legal Officer since May 16, 2017; Executive Vice President and Secretary since November 16, 2017	January 1, 2021	January 1, 2021	January 1, 2021	May 16, 2017

	Stephen Auth	Jeremy Boughton	Peter J. Germain	Deborah Cunningham	Mary Jo Ochson	Robert Ostrowski	Stephen Van Meter
REGISTRANT AND EFFECTIVE DATE OF SERVICE
Federated Hermes Core Trust	NA	March 1, 2024	Chief Legal Officer since January 1, 2005; Executive Vice President and Secretary since November 16, 2017	NA	NA	May 14, 2004	July 30, 2015
Federated Hermes Core Trust III	NA	March 1, 2024	Chief Legal Officer since February 13, 2008; Executive Vice President and Secretary since November 16, 2017	NA	NA	February 13, 2008	July 30, 2015
Federated Hermes Equity Funds	November 14, 2002	March 1, 2024	Chief Legal Officer since January 1, 2005; Executive Vice President and Secretary since November 16, 2017	NA	NA	NA	July 30, 2015
Federated Hermes Equity Income Fund, Inc.	November 14, 2002	March 1, 2024	Chief Legal Officer since January 1, 2005; Executive Vice President and Secretary since November 16, 2017	NA	NA	NA	July 30, 2015
Federated Hermes Fixed Income Securities, Inc.	NA	March 1, 2024	Chief Legal Officer since January 1, 2005; Executive Vice President and Secretary since November 16, 2017	June 1, 2012	May 14, 2004	May 14, 2004	July 30, 2015
Federated Hermes Global Allocation Fund	November 21, 2002	March 1, 2024	Chief Legal Officer since January 1, 2005; Executive Vice President and Secretary since November 16, 2017	NA	NA	NA	July 30, 2015

	Stephen Auth	Jeremy Boughton	Peter J. Germain	Deborah Cunningham	Mary Jo Ochson	Robert Ostrowski	Stephen Van Meter
REGISTRANT AND EFFECTIVE DATE OF SERVICE
Federated Hermes Government Income Trust	NA	March 1, 2024	Chief Legal Officer since January 1, 2005; Executive Vice President and Secretary since November 16, 2017	NA	NA	May 14, 2004	July 30, 2015
Federated Hermes High Yield Trust	NA	March 1, 2024	Chief Legal Officer since January 1, 2005; Executive Vice President and Secretary since November 16, 2017	NA	NA	May 14, 2004	July 30, 2015
Federated Hermes Income Securities Trust	May 14, 2004	March 1, 2024	Chief Legal Officer since January 1, 2005; Executive Vice President and Secretary since November 16, 2017	NA	NA	May 14, 2004	July 30, 2015
Federated Hermes Index Trust	November 14, 2002	March 1, 2024	Chief Legal Officer since January 1, 2005; Executive Vice President and Secretary since November 16, 2017	NA	NA	NA	July 30, 2015
Federated Hermes Institutional Trust	NA	March 1, 2024	Chief Legal Officer since January 1, 2005; Executive Vice President and Secretary since November 16, 2017	NA	NA	May 14, 2004	July 30, 2015
Federated Hermes Insurance Series	November 14, 2002	March 1, 2024	Chief Legal Officer since January 1, 2005; Executive Vice President and Secretary since November 16, 2017	June 1, 2012	NA	May 14, 2004	July 30, 2015

	Stephen Auth	Jeremy Boughton	Peter J. Germain	Deborah Cunningham	Mary Jo Ochson	Robert Ostrowski	Stephen Van Meter
REGISTRANT AND EFFECTIVE DATE OF SERVICE
Federated Hermes Intermediate Municipal Trust	NA	March 1, 2024	Chief Legal Officer since January 1, 2005; Executive Vice President and Secretary since November 16, 2017	NA	NA	February 11, 2010	July 30, 2015
Federated Hermes International Series, Inc.	NA	March 1, 2024	Chief Legal Officer since January 1, 2005; Executive Vice President and Secretary since November 16, 2017	NA	NA	May 14, 2004	July 30, 2015
Federated Hermes Investment Series Funds, Inc.	NA	March 1, 2024	Chief Legal Officer since January 1, 2005; Executive Vice President and Secretary since November 16, 2017	NA	NA	May 14, 2004	July 30, 2015
Federated Hermes Managed Pool Series	February 17, 2015	March 1, 2024	Chief Legal Officer since November 16, 2017; Executive Vice President and Secretary since November 16, 2017	NA	NA	September 5, 2006	July 30, 2015
Federated Hermes MDT Series	June 1, 2012	March 1, 2024	Chief Legal Officer since June 7, 2006; Executive Vice President and Secretary since November 16, 2017	NA	NA	NA	July 30, 2015
Federated Hermes Money Market Obligations Trust	NA	March 1, 2024	Chief Legal Officer since January 1, 2005; Executive Vice President and Secretary since November 16, 2017	May 14, 2004	May 14, 2004	NA	July 30, 2015

	Stephen Auth	Jeremy Boughton	Peter J. Germain	Deborah Cunningham	Mary Jo Ochson	Robert Ostrowski	Stephen Van Meter
REGISTRANT AND EFFECTIVE DATE OF SERVICE
Federated Hermes Municipal Bond Fund, Inc.	NA	March 1, 2024	Chief Legal Officer since January 1, 2005; Executive Vice President and Secretary since November 16, 2017	NA	NA	February 11, 2010	July 30, 2015
Federated Hermes Municipal Securities Income Trust	NA	March 1, 2024	Chief Legal Officer since January 1, 2005; Executive Vice President and Secretary since November 16, 2017	NA	NA	February 11, 2010	July 30, 2015
Federated Hermes Project and Trade Finance Tender Fund	NA	March 1, 2024	Chief Legal Officer since November 16, 2017; Executive Vice President and Secretary since November 16, 2017	NA	NA	November 17, 2016	June 23, 2016
Federated Hermes Short- Intermediate Duration Municipal Trust	NA	March 1, 2024	Chief Legal Officer since January 1, 2005; Executive Vice President and Secretary since November 16, 2017	August 12, 2011	May 14, 2004	NA	July 30, 2015
Federated Hermes Short- Intermediate Government Trust	NA	March 1, 2024	Chief Legal Officer since January 1, 2005; Executive Vice President and Secretary since November 16, 2017	NA	NA	May 14, 2004	July 30, 2015
Federated Hermes Short-Term Government Trust	NA	March 1, 2024	Chief Legal Officer since January 1, 2005; Executive Vice President and Secretary since November 16, 2017	NA	NA	May 14, 2004	July 30, 2015

	Stephen Auth	Jeremy Boughton	Peter J. Germain	Deborah Cunningham	Mary Jo Ochson	Robert Ostrowski	Stephen Van Meter
REGISTRANT AND EFFECTIVE DATE OF SERVICE
Federated Hermes Sustainable High Yield Bond Fund, Inc.	NA	March 1, 2024	Chief Legal Officer since January 1, 2005; Executive Vice President and Secretary since November 16, 2017	NA	NA	May 14, 2004	July 30, 2015
Federated Hermes Total Return Government Bond Fund	NA	March 1, 2024	Chief Legal Officer since January 1, 2005; Executive Vice President and Secretary since November 16, 2017	NA	NA	May 14, 2004	July 30, 2015
Federated Hermes Total Return Series, Inc.	NA	March 1, 2024	Chief Legal Officer since January 1, 2005; Executive Vice President and Secretary since November 16, 2017	NA	NA	May 14, 2004	July 30, 2015
Federated Hermes World Investment Series, Inc.	November 14, 2002	March 1, 2024	Chief Legal Officer since January 1, 2005; Executive Vice President and Secretary since November 16, 2017	NA	NA	May 14, 2004	July 30, 2015

EXECUTIVE Officers - Effective Dates of Service (Continued)
	Anthony Delserone	Mark Durbiano	Christopher McGinley	Maarten Offeringa	Kazaur Rahman	Ihab Salib
REGISTRANT AND EFFECTIVE DATE OF SERVICE
Federated Hermes Adjustable Rate Securities Trust	NA	NA	NA	NA	NA	NA
Federated Hermes Adviser Series	NA	NA	NA	NA	NA	NA
Federated Hermes Core Trust	June 1, 2012	November 19, 1998	NA	NA	NA	NA
Federated Hermes Core Trust III	NA	NA	June 1, 2012	August 16, 2019	NA	June 1, 2012
Federated Hermes Equity Funds	NA	NA	NA	NA	NA	NA
Federated Hermes Equity Income Fund, Inc.	NA	NA	NA	NA	NA	NA
Federated Hermes Fixed Income Securities, Inc.	NA	NA	NA	NA	NA	NA
Federated Hermes Global Allocation Fund	NA	NA	NA	NA	NA	NA
Federated Hermes Government Income Trust	NA	NA	NA	NA	NA	NA
Federated Hermes High Yield Trust	NA	NA	NA	NA	NA	NA
Federated Hermes Income Securities Trust	NA	NA	NA	NA	NA	NA
Federated Hermes Index Trust	NA	NA	NA	NA	NA	NA
Federated Hermes Institutional Trust	NA	NA	NA	NA	NA	NA
Federated Hermes Insurance Series	NA	NA	NA	NA	NA	NA
Federated Hermes Intermediate Municipal Trust	NA	NA	NA	NA	NA	NA
Federated Hermes International Series, Inc.	NA	NA	NA	NA	NA	NA

	Anthony Delserone	Mark Durbiano	Christopher McGinley	Maarten Offeringa	Kazaur Rahman	Ihab Salib
REGISTRANT AND EFFECTIVE DATE OF SERVICE
Federated Hermes Investment Series Funds, Inc.	NA	NA	NA	NA	NA	NA
Federated Hermes Managed Pool Series	NA	NA	NA	NA	NA	NA
Federated Hermes MDT Series	NA	NA	NA	NA	NA	NA
Federated Hermes Money Market Obligations Trust	NA	NA	NA	NA	NA	NA
Federated Hermes Municipal Bond Fund, Inc.	NA	NA	NA	NA	NA	NA
Federated Hermes Municipal Securities Income Trust	NA	NA	NA	NA	NA	NA
Federated Hermes Project and Trade Finance Tender Fund	NA	NA	November 17, 2016	August 16, 2019	August 11, 2023	November 17, 2016
Federated Hermes Short-Intermediate Duration Municipal Trust	NA	NA	NA	NA	NA	NA
Federated Hermes Short-Intermediate Government Trust	NA	NA	NA	NA	NA	NA
Federated Hermes Short-Term Government Trust	NA	NA	NA	NA	NA	NA
Federated Hermes Sustainable High Yield Bond Fund, Inc.	NA	NA	NA	NA	NA	NA
Federated Hermes Total Return Government Bond Fund	NA	NA	NA	NA	NA	NA
Federated Hermes Total Return Series, Inc.	NA	NA	NA	NA	NA	NA
Federated Hermes World Investment Series, Inc.	NA	NA	NA	NA	NA	NA

MEETINGS OF THE BOARDS AND COMMITTEES OF THE BOARDS
The following table provides the number of Regular and Special Board Meetings as well as Board Committee meetings held during the most recently completed fiscal year of the Funds. Regular and Special Board Meetings as well as Board Committee meetings are also provided for calendar year 2023 and calendar year-to-date 2024.
REGISTRANT AND FUND(S)	REGULAR BOARD MEETINGS	SPECIAL BOARD MEETINGS	EXECUTIVE COMMITTEE MEETINGS	NOMINATING COMMITTEE MEETINGS	AUDIT COMMITTEE MEETINGS
All Registrants and Funds for Calendar Year Ended 12/31/2023	4	1	1	3	7

REGISTRANT AND FUND(S)	REGULAR BOARD MEETINGS	SPECIAL BOARD MEETINGS	EXECUTIVE COMMITTEE MEETINGS	NOMINATING COMMITTEE MEETINGS	AUDIT COMMITTEE MEETINGS
All Registrants and Funds for Calendar Year To Date 8/31/2024	3	1	1	1	6
COMPENSATION OF EXISTING INDEPENDENT DIRECTORS
Following is information about the compensation of the Independent Directors of the Registrants as of the most recently ended Fiscal Year of a Fund as well as aggregate compensation from all Funds for the calendar periods ended December 31, 2023, and August 19, 2024. Aggregate compensation includes amounts paid to Independent Directors for services to both the Funds and other funds in the Federated Hermes Family of Funds in existence during the period, but which are not electing Directors at the Special Meeting. Interested Directors do not receive compensation from the Funds.
AGGREGATE COMPENSATION	JOHN G. CARSON	G. THOMAS HOUGH	MAUREEN LALLY-GREEN	THOMAS M. O’NEILL	MADELYN A. REILLY	P. JEROME RICHEY	JOHN S. WALSH
Calendar Year Ended December 31, 2023	NA*	$365,000.00	$330,000.00	$330,000.00	$300,000.00	$330,000.00	$300,000.00
Calendar Year to Date August 19, 2024	$181,723.63	$296,250.00	$255,750.00	$282,000.00	$232,500.00	$255,750.00	$255,750.00
* Was not a Federated Hermes Funds Director on 12/31/23

COMPENSATION FROM INDIVIDUAL REGISTRANTS AND FUNDS	FISCAL YEAR ENDED	JOHN G. CARSON	G. THOMAS HOUGH	MAUREEN LALLY-GREEN	THOMAS M. O’NEILL	MADELYN A. REILLY	P. JEROME RICHEY	JOHN S. WALSH
Compensation as of most recently ended Fiscal Year of the following Funds:
Federated Hermes Adjustable Rate Securities Trust
Federated Hermes Adjustable Rate Fund	8/31/23	NA	$1,222.47	$1,105.24	$1,105.24	$1,004.78	$1,105.24	$1,004.78
Federated Hermes Adviser Series
Federated Hermes Conservative Microshort Fund	8/31/23	NA	$162.12	$146.56	$146.56	$133.23	$146.56	$133.23
Federated Hermes Conservative Municipal Microshort Fund	8/31/23	NA	$236.89	$214.17	$214.17	$194.69	$214.17	$194.69
Federated Hermes Emerging Markets Equity Fund	5/31/24	$57.86	$145.21	$128.27	$134.80	$116.62	$128.27	$122.41
Federated Hermes Global Equity Fund	11/30/23	NA	$106.79	$96.55	$96.55	$87.77	$96.55	$87.77
Federated Hermes International Equity Fund	5/31/24	$428.27	$1,104.46	$976.28	$1,024.63	$887.53	$976.28	$930.36
Federated Hermes International Growth Fund	5/31/24	$244.54	$629.07	$556.85	$584.46	$506.21	$556.85	$530.67
Federated Hermes MDT Large Cap Value Fund	10/31/23	NA	$957.74	$865.91	$865.91	$787.20	$865.91	$787.20
Federated Hermes MDT Market Neutral Fund	12/31/23	NA	$284.90	$257.58	$257.58	$234.16	$257.58	$234.16
Federated Hermes SDG Engagement Equity Fund	10/31/23	NA	$147.70	$133.53	$133.53	$121.39	$133.53	$121.39

COMPENSATION FROM INDIVIDUAL REGISTRANTS AND FUNDS	FISCAL YEAR ENDED	JOHN G. CARSON	G. THOMAS HOUGH	MAUREEN LALLY-GREEN	THOMAS M. O’NEILL	MADELYN A. REILLY	P. JEROME RICHEY	JOHN S. WALSH
Compensation as of most recently ended Fiscal Year of the following Funds:
Federated Hermes SDG Engagement High Yield Credit Fund	8/31/23	NA	$123.63	$111.76	$111.76	$101.61	$111.76	$101.61
Federated Hermes U.S. SMID Fund	6/30/24	$42.01	$102.44	$90.44	$95.18	$82.22	$90.44	$86.42
Federated Hermes Core Trust
Emerging Markets Core Fund	10/31/23	NA	$833.06	$753.20	$753.20	$684.72	$753.20	$684.72
Bank Loan Core Fund	6/30/24	NA	$681.54	$602.98	$631.63	$548.16	$602.98	$575.55
Mortgage Core Fund	12/31/23	NA	$3,345.62	$3,024.80	$3,024.80	$2,749.82	$3,024.80	$2,749.82
High Yield Bond Core Fund	12/31/23	NA	$882.83	$798.19	$798.19	$725.61	$798.19	$725.61
Federated Hermes Core Trust III
Project and Trade Finance Core Fund	3/31/24	NA	$1,644.38	$1,468.97	$1,507.46	$1,335.42	$1,468.97	$1,369.52
Federated Hermes Equity Funds
Federated Hermes Clover Small Value Fund	9/30/23	NA	$286.88	$259.36	$259.36	$235.79	$259.36	$235.79
Federated Hermes International Strategic Value Dividend Fund	11/30/23	NA	$763.85	$690.59	$690.59	$627.81	$690.59	$627.81
Federated Hermes Kaufmann Fund	10/31/23	NA	$4,113.51	$3,719.07	$3,719.07	$3,380.98	$3,719.07	$3,380.98
Federated Hermes Kaufmann Large Cap Fund	10/31/23	NA	$1,1840.50	$1,664.02	$1,664.02	$1,512.75	$1,664.02	$1,512.75
Federated Hermes Kaufmann Small Cap Fund	10/31/23	NA	$3,796.62	$3,432.57	$3,432.57	$3,120.53	$3,432.57	$3,120.53
Federated Hermes MDT Mid Cap Growth Fund	10/31/23	NA	$521.24	$471.26	$471.26	$428.42	$471.26	$428.42
Federated Hermes Prudent Bear Fund	9/30/23	NA	$547.33	$485.90	$485.90	$441.72	$485.90	$441.72
Federated Hermes Strategic Value Dividend Fund	10/31/23	NA	$8,198.18	$7,412.04	$7,412.04	$6,738.21	$7,412.04	$6,738.21
Federated Hermes Equity Income Fund, Inc.	11/30/23	NA	$1,670.27	$1,510.10	$1,510.10	$1,372.81	$1,510.10	$1,372.81
Federated Hermes Fixed Income Securities, Inc.
Federated Hermes Municipal Ultrashort Fund	9/30/23	NA	$1,987.10	$1,796.55	$1,796.55	$1,633.24	$1,796.55	$1,633.24
Federated Hermes Strategic Income Fund	11/30/23	NA	$1,162.58	$1,051.09	$1,051.09	$955.54	$1,051.09	$955.54
Federated Hermes Global Allocation Fund	11/30/23	NA	$1,327.22	$1,199.95	$1,199.95	$1,090.88	$1,119.95	$1,090.88
Federated Hermes Government Income Trust
Federated Hermes Government Income Fund	1/31/24	NA	$1,190.12	$1,076.02	$1,076.02	$978.17	$1,076.02	$978.17
Federated Hermes High Yield Trust
Federated Hermes Opportunistic High Yield Bond Fund	2/29/24	NA	$1,493.23	$1,334.61	$1,368.12	$1,213.27	$1,334.61	$1,242.96
Federated Hermes Income Securities Trust
Federated Hermes Capital Income Fund	11/30/23	NA	$742.46	$671.26	$671.26	$610.25	$671.26	$610.25
Federated Hermes Floating Rate Strategic Income Fund	3/31/24	NA	$596.35	$533.51	$545.74	$485.01	$533.51	$495.85

COMPENSATION FROM INDIVIDUAL REGISTRANTS AND FUNDS	FISCAL YEAR ENDED	JOHN G. CARSON	G. THOMAS HOUGH	MAUREEN LALLY-GREEN	THOMAS M. O’NEILL	MADELYN A. REILLY	P. JEROME RICHEY	JOHN S. WALSH
Compensation as of most recently ended Fiscal Year of the following Funds:
Federated Hermes Fund for U.S. Government Securities	3/31/24	NA	$249.90	$223.40	$228.93	$203.09	$223.40	$207.99
Federated Hermes Intermediate Corporate Bond Fund	4/30/24	NA	$352.29	$314.04	$323.73	$285.49	$314.04	$294.07
Federated Hermes Muni and Stock Advantage Fund	10/31/23	NA	$1,314.20	$1,188.18	$1,188.18	$1,080.16	$1,188.18	$1,080.16
Federated Hermes Inflation Protected Securities Fund	9/30/23	NA	$319.29	$288.69	$288.69	$262.44	$288.69	$262.44
Federated Hermes Short-Term Income Fund	4/30/24	NA	$1,162.16	$1,039.45	$1,063.91	$944.95	$1,039.45	$966.60
Federated Hermes Index Trust
Federated Hermes Max-Cap Index Fund	10/31/23	NA	$715.79	$647.15	$647.15	$588.33	$647.15	$588.33
Federated Hermes Mid-Cap Index Fund	10/31/23	NA	$811.93	$734.04	$734.04	$667.32	$734.04	$667.32
Federated Hermes Institutional Trust
Federated Hermes Government Ultrashort Fund	5/31/24	NA	$1,017.80	$898.18	$946.03	$816.53	$898.18	$858.90
Federated Hermes Institutional High Yield Bond Fund	10/31/23	NA	$6,364.44	$5,574.13	$5,574.13	$5,231.03	$5,574.13	$5,231.03
Federated Hermes Short-Intermediate Total Return Bond Fund	8/31/23	NA	$1,505.67	$1,361.29	$1,361.29	$1,237.53	$1,361.29	$1,237.53
Federated Hermes Insurance Series
Federated Hermes Fund for U.S. Government Securities II	12/31/23	NA	$252.56	$228.31	$228.31	$207.56	$228.31	$207.56
Federated Hermes Government Money Fund II	12/31/23	NA	$244.13	$220.72	$220.72	$200.65	$220.72	$200.65
Federated Hermes High Income Bond Fund II	12/31/23	NA	$273.30	$247.09	$247.09	$224.63	$247.09	$224.63
Federated Hermes Kaufmann Fund II	12/31/23	NA	$293.82	$265.65	$265.65	$241.51	$265.65	$241.51
Federated Hermes Managed Volatility Fund II	12/31/23	NA	$317.55	$287.10	$287.10	$260.99	$287.10	$260.99
Federated Hermes Quality Bond Fund II	12/31/23	NA	$297.46	$268.93	$268.93	$244.47	$268.93	$244.47
Federated Hermes Intermediate Municipal Trust
Federated Hermes Intermediate Municipal Fund	5/31/24	NA	$1,220.08	$1,077.44	$1,133.15	$979.49	$1,077.44	$1,028.82
Federated Hermes International Series, Inc.
Federated Hermes Global Total Return Bond Fund	11/30/23	NA	$1,108.53	$1,002.23	$1,002.23	$911.10	$1,002.23	$911.10
Federated Hermes Investment Series Funds, Inc.
Federated Hermes Corporate Bond Fund	11/30/23	NA	$1,096.80	$1,723.95	$1,723.95	$1,567.24	$1,723.95	$1,567.24
Federated Hermes MDT Series
Federated Hermes MDT All Cap Core Fund	7/31/24	NA	$670.73	$592.02	$623.24	$538.22	$592.02	$565.84
Federated Hermes MDT Balanced Fund	7/31/24	NA	$372.16	$328.76	$345.49	$298.86	$328.76	$313.71

COMPENSATION FROM INDIVIDUAL REGISTRANTS AND FUNDS	FISCAL YEAR ENDED	JOHN G. CARSON	G. THOMAS HOUGH	MAUREEN LALLY-GREEN	THOMAS M. O’NEILL	MADELYN A. REILLY	P. JEROME RICHEY	JOHN S. WALSH
Compensation as of most recently ended Fiscal Year of the following Funds:
Federated Hermes MDT Large Cap Growth Fund	7/31/24	NA	$656.57	$578.12	$611.74	$525.56	$578.12	$555.34
Federated Hermes MDT Small Cap Core Fund	7/31/24	NA	$1,046.84	$924.95	$971.61	$840.86	$924.95	$882.21
Federated Hermes MDT Small Cap Growth Fund	7/31/24	NA	$604.68	$534.78	$560.64	$486.16	$534.78	$509.06
Federated Hermes Managed Pool Series
Federated Hermes Corporate Bond Strategy Portfolio	12/31/23	NA	$326.91	$295.56	$295.56	$268.68	$295.56	$268.68
Federated Hermes High Yield Strategy Portfolio	12/31/23	NA	$230.70	$208.57	$208.57	$189.63	$208.57	$189.63
Federated Hermes International Bond Strategy Portfolio	11/30/23	NA	$231.38	$209.19	$209.19	$190.17	$209.19	$190.17
Federated Hermes International Dividend Strategy Portfolio	10/31/23	NA	$283.55	$256.35	$256.35	$233.05	$256.35	$233.05
Federated Hermes Mortgage Strategy Portfolio	12/31/23	NA	$$470.69	$425.56	$425.56	$386.87	$425.56	$386.87
Federated Hermes Money Market Obligations Trust
Federated Hermes California Municipal Cash Trust	10/31/23	NA	$608.68	$550.32	$550.32	$500.27	$550.32	$500.27
Federated Hermes Capital Reserves Fund	7/31/24	$1,170.30	$2,924.67	$2,583.35	$2,715.47	$2,348.51	$2,583.35	$2,465.53
Federated Hermes Government Obligations Fund	7/31/24	$45,065.29	$112.147.27	$99,049.50	$104,137.62	$90,045.00	$99,049.50	$94,551.47
Federated Hermes Government Obligations Tax-Managed Fund	7/31/24	$2,034.01	$5,275.86	$4,664.16	$4,893.80	$4,240.15	$4,664.16	$4,443.54
Federated Hermes Government Reserves Fund	7/31/24	$2,324.62	$6,025.05	$5,326.40	$5,588.84	$4,842.19	$5,326.40	$5,074.65
Federated Hermes Institutional Prime Obligations Fund	7/31/24	$5,851.57	$13,496.75	$11,898.20	$12,558.87	$10,816.54	$11,898.20	$11,401.71
Federated Hermes Institutional Tax-Free Cash Trust	10/31/23	NA	$1,377.41	$1,245.31	$1,245.31	$1,132.12	$1,245.31	$1,132.12
Federated Hermes Municipal Obligations Fund	5/31/24	$1,202.09	$2,688.87	$2,368.52	$2,504.23	$2,153.21	$2,368.52	$2,273.42
Federated Hermes New York Municipal Cash Trust	10/31/23	NA	$238.42	$215.56	$215.56	$195.97	$215.56	$195.97
Federated Hermes Prime Cash Obligations Fund	7/31/24	$18,341.16	$40,856.92	$35,985.20	$38,055.98	$32,713.82	$35,985.20	$34,547.94
Federated Hermes Tax-Free Obligations Fund	5/31/24	$1,204.66	$2,746.36	$2,420.36	$2,556.36	$2,200.31	$2,420.36	$2,320.78
Federated Hermes Treasury Obligations Fund	7/31/24	$17,666.45	$45,640.15	$40,344.86	$42,339.45	$36,677.15	$40,344.86	$38,443.80
Federated Hermes Trust for U.S. Treasury Obligations Fund	7/31/24	$2,606.86	$5,827.08	$5,132.72	$5,427.03	$4,666.10	$5,132.72	$4,926.80
Federated Hermes U. S. Treasury Cash Reserves	4/30/24	$7,046.63	$31,567.95	$28,174.39	$28,969.97	$25,613.08	$28,174.39	$26,317.74
Federated Hermes Municipal Bond Fund, Inc.	3/31/24	NA	$1,296.93	$1,159.02	$1,188.42	$1,053.66	$1,159.02	$1,079.70
Federated Hermes Municipal Securities Income Trust
Federated Hermes Municipal High Yield Advantage Fund	8/31/23	NA	$663.78	$600.13	$600.13	$545.59	$600.13	$545.59
Federated Hermes Ohio Municipal Income Fund	8/31/23	NA	$364.96	$329.97	$329.97	$299.97	$329.97	$299.97

COMPENSATION FROM INDIVIDUAL REGISTRANTS AND FUNDS	FISCAL YEAR ENDED	JOHN G. CARSON	G. THOMAS HOUGH	MAUREEN LALLY-GREEN	THOMAS M. O’NEILL	MADELYN A. REILLY	P. JEROME RICHEY	JOHN S. WALSH
Compensation as of most recently ended Fiscal Year of the following Funds:
Federated Hermes Pennsylvania Municipal Income Fund	8/31/23	NA	$374.21	$338.32	$338.32	$307.59	$338.32	$307.59
Federated Hermes Project and Trade Finance Tender Fund	3/31/24	$314.33	$1,547.87	$1,383.09	$1,418.57	$1,257.36	$1,383.09	$1,288.79
Federated Hermes Short-Intermediate Duration Municipal Trust
Federated Hermes Short-Intermediate Municipal Fund	6/30/24	NA	$1,463.26	$1,293.04	$1,357.93	$1,175.51	$1,293.04	$1,232.98
Federated Hermes Sustainable High Yield Bond Fund, Inc.	3/31/24	NA	$1,453.04	$1,298.64	$1,331.46	$1,180.58	$1,298.64	$1,209.57
Federated Hermes Total Return Government Bond Fund	2/29/24	NA	$1,248.93	$1,116.01	$1,144.60	$1,014.65	$1,116.01	$1,039.88
Federated Hermes Total Return Series, Inc.
Federated Hermes Core Bond Fund	9/30/23	NA	$373.02	$337.25	$337.25	$306.58	$337.25	$306.58
Federated Hermes Total Return Bond Fund	11/30/23	NA	$9,134.79	$8,258.86	$8,258.86	$7,508.03	$8,258.86	$7,508.03
Federated Hermes Ultrashort Bond Fund	9/30/23	NA	$4,598.42	$4,157.48	$4,157.48	$3,779.53	$4,157.48	$3,779.53
Federated Hermes Short-Intermediate Government Trust
Federated Hermes Short-Intermediate Government Fund	1/31/24	NA	$1,204.62	$1,089.12	$1,089.12	$990.11	$1,089.12	$990.11
Federated Hermes Short-Term Government Trust
Federated Hermes Short-Term Government Fund	2/29/24	NA	$1,176.47	$1,051.31	$1,078.13	$955.75	$1,051.31	$979.51
Federated Hermes World Investment Series, Inc.
Federated Hermes Emerging Market Debt Fund	11/30/23	NA	$377.92	$341.67	$341.67	$310.62	$341.67	$310.62
Federated Hermes International Leaders Fund	11/30/23	NA	$1,136.61	$1,027.62	$1,027.62	$934.19	$1,027.62	$934.19
Federated Hermes International Small-Mid Company Fund	11/30/23	NA	$458.27	$438.73	$438.73	$398.84	$438.73	$398.84

BOARD OWNERSHIP OF REGISTRANTS
Following is information about the aggregate dollar range of securities owned by Director Nominees and Existing Directors of the Registrants as of December 31, 2023.
Director Nominees Max Miller and Frank Nasta did not own shares of any Federated Hermes Fund as of December 31, 2023. Director Nominee Karen Larrimer owned over $100,000 in shares of Federated Hermes Municipal Obligations Fund as of December 31, 2023.
FUNDS	J. CHRISTOPHER DONAHUE	THOMAS R. DONAHUE	JOHN B. FISHER	JOHN G. CARSON	G. THOMAS HOUGH
Federated Hermes Adjustable Rate Securities Trust
Federated Hermes Adjustable Rate Fund	None	None	None	None	None
Federated Hermes Adviser Series
Federated Hermes Conservative Microshort Fund	Over $100,000	None	None	None	None
Federated Hermes Conservative Municipal Microshort Fund	None	None	None	None	None
Federated Hermes Emerging Markets Equity Fund	Over $100,000	None	None	None	None
Federated Hermes Global Equity Fund	Over $100,000	$10,001-$50,000	None	None	None
Federated Hermes International Equity Fund	Over $100,000	None	None	None	$10,001-$50,000
Federated Hermes International Growth Fund	None	None	None	None	None
Federated Hermes MDT Large Cap Value Fund	Over $100,000	Over $100,000	Over $100,000	None	None
Federated Hermes MDT Market Neutral Fund	Over $100,000	Over $100,000	Over $100,000	None	None
Federated Hermes SDG Engagement Equity Fund	None	None	None	None	None
Federated Hermes SDG Engagement High Yield Credit Fund	None	None	None	None	None
Federated Hermes U.S. SMID Fund	None	None	None	None	None
Federated Hermes Core Trust
Bank Loan Core Fund	None	None	None	None	None
Emerging Markets Core Fund	None	None	None	None	None
Mortgage Core Fund	None	None	None	None	None
High Yield Bond Core Fund	None	None	None	None	None

FUNDS	J. CHRISTOPHER DONAHUE	THOMAS R. DONAHUE	JOHN B. FISHER	JOHN G. CARSON	G. THOMAS HOUGH
Federated Hermes Core Trust III
Project and Trade Finance Core Fund	None	None	None	None	None
Federated Hermes Equity Funds
Federated Hermes Clover Small Value Fund	Over $100,000	Over $100,000	None	None	None
Federated Hermes International Strategic Value Dividend Fund	Over $100,000	Over $100,000	None	None	None
Federated Hermes Kaufmann Fund	Over $100,000	Over $100,000	None	None	Over $100,000
Federated Hermes Kaufmann Large Cap Fund	Over $100,000	Over $100,000	None	None	Over $100,000
Federated Hermes Kaufmann Small Cap Fund	Over $100,000	Over $100,000	None	None	Over $100,000
Federated Hermes MDT Mid Cap Growth Fund	Over $100,000	None	None	None	None
Federated Hermes Prudent Bear Fund	None	None	None	None	None
Federated Hermes Strategic Value Dividend Fund	Over $100,000	Over $100,000	$50,001-$100,000	None	Over $100,000
Federated Hermes Equity Income Fund, Inc.	None	None	None	None	None
Federated Hermes Fixed Income Securities, Inc.
Federated Hermes Municipal Ultrashort Fund	Over $100,000	$1-$10,000	None	None	None
Federated Hermes Strategic Income Fund	Over $100,000	None	None	None	None
Federated Hermes Global Allocation Fund	None	None	None	None	None
Federated Hermes Government Income Trust
Federated Hermes Government Income Fund	None	None	None	None	None
Federated Hermes Sustainable High Yield Bond Fund, Inc.	None	None	None	None	None

FUNDS	J. CHRISTOPHER DONAHUE	THOMAS R. DONAHUE	JOHN B. FISHER	JOHN G. CARSON	G. THOMAS HOUGH
Federated Hermes High Yield Trust
Federated Hermes Opportunistic High Yield Bond Fund	None	None	None	None	None
Federated Hermes Income Securities Trust
Federated Hermes Capital Income Fund	None	None	None	None	None
Federated Hermes Floating Rate Strategic Income Fund	None	None	None	None	None
Federated Hermes Fund for U.S. Government Securities	None	None	None	None	None
Federated Hermes Intermediate Corporate Bond Fund	None	None	None	None	None
Federated Hermes Muni and Stock Advantage Fund	Over $100,000	None	None	None	None
Federated Hermes Inflation Protected Securities Fund	None	None	None	None	None
Federated Hermes Short-Term Income Fund	Over $100,000	None	None	None	None
Federated Hermes Index Trust
Federated Hermes Max-Cap Index Fund	None	None	None	None	None
Federated Hermes Mid-Cap Index Fund	None	None	None	None	None
Federated Hermes Institutional Trust
Federated Hermes Government Ultrashort Fund	None	None	None	None	None
Federated Hermes Institutional High Yield Bond Fund	Over $100,000	None	None	None	None
Federated Hermes Short-Intermediate Total Return Bond Fund	None	None	None	None	None
Federated Hermes Insurance Series
Federated Hermes Fund for U.S. Government Securities II	None	None	None	None	None

FUNDS	J. CHRISTOPHER DONAHUE	THOMAS R. DONAHUE	JOHN B. FISHER	JOHN G. CARSON	G. THOMAS HOUGH
Federated Hermes Government Money Fund II	None	None	None	None	None
Federated Hermes High Income Bond Fund II	None	None	None	None	None
Federated Hermes Kaufmann Fund II	None	None	None	None	None
Federated Hermes Managed Volatility Fund II	None	None	None	None	None
Federated Hermes Quality Bond Fund II	None	None	None	None	None
Federated Hermes Intermediate Municipal Trust
Federated Hermes Intermediate Municipal Fund	Over $100,000	None	None	None	None
Federated Hermes International Series, Inc.
Federated Hermes Global Total Return Bond Fund	None	None	None	None	None
Federated Hermes Investment Series Funds, Inc.
Federated Hermes Corporate Bond Fund	Over $100,000	None	None	None	None
Federated Hermes MDT Series
Federated Hermes MDT All Cap Core Fund	None	None	None	None	None
Federated Hermes MDT Balanced Fund	None	None	None	None	None
Federated Hermes MDT Large Cap Growth Fund	$10,001-$50,000	None	None	None	None
Federated Hermes MDT Small Cap Core Fund	$10,001-$50,000	Over $100,000	None	None	$50,001-$100,000
Federated Hermes MDT Small Cap Growth Fund	None	None	None	None	None
Federated Hermes Managed Pool Series
Federated Hermes Corporate Bond Strategy Portfolio	None	None	None	None	None
Federated Hermes High Yield Strategy Portfolio	None	None	None	None	None

FUNDS	J. CHRISTOPHER DONAHUE	THOMAS R. DONAHUE	JOHN B. FISHER	JOHN G. CARSON	G. THOMAS HOUGH
Federated Hermes International Bond Strategy Portfolio	None	None	None	None	None
Federated Hermes International Dividend Strategy Portfolio	None	None	None	None	None
Federated Hermes Mortgage Strategy Portfolio	None	None	None	None	None
Federated Hermes Money Market Obligations Trust
Federated Hermes California Municipal Cash Trust	None	None	None	None	None
Federated Hermes Capital Reserves Fund	None	None	None	None	None
Federated Hermes Government Obligations Fund	None	None	None	None	None
Federated Hermes Government Obligations Tax-Managed Fund	None	None	None	None	None
Federated Hermes Government Reserves Fund	None	None	None	None	None
Federated Hermes Institutional Prime Obligations Fund	None	None	None	None	None
Federated Hermes Institutional Tax-Free Cash Trust	None	None	None	None	None
Federated Hermes Municipal Obligations Fund	Over $100,000	None	None	None	None
Federated Hermes New York Municipal Cash Trust	None	None	None	None	None
Federated Hermes Prime Cash Obligations Fund	Over $100,000	Over $100,000	None	None	Over $100,000
Federated Hermes Tax-Free Obligations Fund	None	None	None	None	None
Federated Hermes Treasury Obligations Fund	$1-$10,000	Over $100,000	None	None	None
Federated Hermes Trust for U.S. Treasury Obligations Fund	None	None	None	None	None
Federated Hermes U. S. Treasury Cash Reserves	None	None	None	None	None

FUNDS	J. CHRISTOPHER DONAHUE	THOMAS R. DONAHUE	JOHN B. FISHER	JOHN G. CARSON	G. THOMAS HOUGH
Federated Hermes Municipal Bond Fund, Inc.	None	None	None	None	None
Federated Hermes Municipal Securities Income Trust
Federated Hermes Municipal High Yield Advantage Fund	None	None	None	None	None
Federated Hermes Ohio Municipal Income Fund	None	None	None	None	None
Federated Hermes Pennsylvania Municipal Income Fund	None	None	None	None	None
Federated Hermes Project and Trade Finance Tender Fund	None	None	None	None	None
Federated Hermes Short-Intermediate Duration Municipal Trust
Federated Hermes Short-Intermediate Municipal Fund	None	None	$1-$10,000	None	None
Federated Hermes Total Return Government Bond Fund	None	None	None	None	$50,001-$100,000
Federated Hermes Total Return Series, Inc.
Federated Hermes Core Bond Fund	None	None	None	None	None
Federated Hermes Total Return Bond Fund	Over $100,000	Over $100,000	None	None	None
Federated Hermes Ultrashort Bond Fund	None	$10,001-$50,000	None	None	None
Federated Hermes Short-Term Government Trust
Federated Hermes Short-Term Government Fund	None	None	None	None	None
Federated Hermes Short-Intermediate Government Trust
Federated Hermes Short-Intermediate Government Fund	Over $100,000	None	None	None	None
Federated Hermes World Investment Series, Inc.
Federated Hermes Emerging Market Debt Fund	None	None	None	None	None

FUNDS	J. CHRISTOPHER DONAHUE	THOMAS R. DONAHUE	JOHN B. FISHER	JOHN G. CARSON	G. THOMAS HOUGH
Federated Hermes International Leaders Fund	Over $100,000	Over $100,000	Over $100,000	None	$50,001-$100,000
Federated Hermes International Small-Mid Company Fund	None	Over $100,000	None	None	$10,001-$50,000

FUNDS	MAUREEN LALLY-GREEN	THOMAS M. O’NEILL	MADELYN A. REILLY	P. JEROME RICHEY	JOHN S. WALSH
Federated Hermes Adjustable Rate Securities Trust
Federated Hermes Adjustable Rate Fund	None	None	None	None	None
Federated Hermes Adviser Series
Federated Hermes Conservative Microshort Fund	None	None	None	None	None
Federated Hermes Conservative Municipal Microshort Fund	None	None	None	None	None
Federated Hermes Emerging Markets Equity Fund	None	None	None	None	None
Federated Hermes Global Equity Fund	None	None	None	None	None
Federated Hermes International Equity Fund	None	None	None	None	None
Federated Hermes International Growth Fund	None	None	None	None	None
Federated Hermes MDT Large Cap Value Fund	None	None	None	None	None
Federated Hermes MDT Market Neutral Fund	None	None	None	None	None
Federated Hermes SDG Engagement Equity Fund	None	None	None	None	None
Federated Hermes SDG Engagement High Yield Credit Fund	None	None	None	None	None
Federated Hermes U.S. SMID Fund	None	None	None	None	None
Federated Hermes Core Trust
Bank Loan Core Fund	None	None	None	None	None
Emerging Markets Core Fund	None	None	None	None	None
Mortgage Core Fund	None	None	None	None	None

FUNDS	MAUREEN LALLY-GREEN	THOMAS M. O’NEILL	MADELYN A. REILLY	P. JEROME RICHEY	JOHN S. WALSH
High Yield Bond Core Fund	None	None	None	None	None
Federated Hermes Core Trust III
Project and Trade Finance Core Fund	None	None	None	None	None
Federated Hermes Equity Funds
Federated Hermes Clover Small Value Fund	None	None	None	None	None
Federated Hermes International Strategic Value Dividend Fund	None	None	None	None	None
Federated Hermes Kaufmann Fund	$10,001-$50,000	None	None	None	Over $100,000
Federated Hermes Kaufmann Large Cap Fund	Over $100,000	None	None	$50,001-$100,000	Over $100,000
Federated Hermes Kaufmann Small Cap Fund	None	None	Over $100,000	None	Over $100,000
Federated Hermes MDT Mid Cap Growth Fund	None	None	None	None	None
Federated Hermes Prudent Bear Fund	None	None	None	None	None
Federated Hermes Strategic Value Dividend Fund	$50,001-$100,000	None	$50,001-$100,000	None	$50,001-$100,000
Federated Hermes Equity Income Fund, Inc.	None	None	None	None	$50,001-$100,000
Federated Hermes Fixed Income Securities, Inc.
Federated Hermes Municipal Ultrashort Fund	None	None	None	None	$10,001-$50,000
Federated Hermes Strategic Income Fund	None	None	None	None	None
Federated Hermes Global Allocation Fund	None	None	None	Over $100,000	None
Federated Hermes Government Income Trust
Federated Hermes Government Income Fund	None	None	None	None	None
Federated Hermes Sustainable High Yield Bond Fund, Inc.	None	None	None	None	None

FUNDS	MAUREEN LALLY-GREEN	THOMAS M. O’NEILL	MADELYN A. REILLY	P. JEROME RICHEY	JOHN S. WALSH
Federated Hermes High Yield Trust
Federated Hermes Opportunistic High Yield Bond Fund	None	None	None	Over $100,000	None
Federated Hermes Income Securities Trust
Federated Hermes Capital Income Fund	None	None	None	None	None
Federated Hermes Floating Rate Strategic Income Fund	None	None	None	None	None
Federated Hermes Fund for U.S. Government Securities	None	None	None	None	None
Federated Hermes Intermediate Corporate Bond Fund	None	None	None	None	None
Federated Hermes Muni and Stock Advantage Fund	None	None	None	None	None
Federated Hermes Inflation Protected Securities Fund	None	None	None	None	None
Federated Hermes Short-Term Income Fund	None	None	None	None	None
Federated Hermes Index Trust
Federated Hermes Max-Cap Index Fund	None	None	None	None	None
Federated Hermes Mid-Cap Index Fund	None	None	None	None	None
Federated Hermes Institutional Trust
Federated Hermes Government Ultrashort Fund	None	None	None	None	None
Federated Hermes Institutional High Yield Bond Fund	None	None	None	None	None
Federated Hermes Short-Intermediate Total Return Bond Fund	None	None	None	$1-$10,000	Over $100,000
Federated Hermes Insurance Series
Federated Hermes Fund for U.S. Government Securities II	None	None	None	None	None

FUNDS	MAUREEN LALLY-GREEN	THOMAS M. O’NEILL	MADELYN A. REILLY	P. JEROME RICHEY	JOHN S. WALSH
Federated Hermes Government Money Fund II	None	None	None	None	None
Federated Hermes High Income Bond Fund II	None	None	None	None	None
Federated Hermes Kaufmann Fund II	None	None	None	None	None
Federated Hermes Managed Volatility Fund II	None	None	None	None	None
Federated Hermes Quality Bond Fund II	None	None	None	None	None
Federated Hermes Intermediate Municipal Trust
Federated Hermes Intermediate Municipal Fund	None	None	None	None	None
Federated Hermes International Series, Inc.
Federated Hermes Global Total Return Bond Fund	None	None	None	None	None
Federated Hermes Investment Series Funds, Inc.
Federated Hermes Corporate Bond Fund	None	None	None	None	None
Federated Hermes MDT Series
Federated Hermes MDT All Cap Core Fund	None	None	None	None	Over $100,000
Federated Hermes MDT Balanced Fund	None	None	None	None	None
Federated Hermes MDT Large Cap Growth Fund	None	None	None	None	Over $100,000
Federated Hermes MDT Small Cap Core Fund	None	None	None	None	None
Federated Hermes MDT Small Cap Growth Fund	None	None	None	None	None
Federated Hermes Managed Pool Series
Federated Hermes Corporate Bond Strategy Portfolio	None	None	None	None	None
Federated Hermes High Yield Strategy Portfolio	None	None	None	None	None

FUNDS	MAUREEN LALLY-GREEN	THOMAS M. O’NEILL	MADELYN A. REILLY	P. JEROME RICHEY	JOHN S. WALSH
Federated Hermes International Bond Strategy Portfolio	None	None	None	None	None
Federated Hermes International Dividend Strategy Portfolio	None	None	None	None	None
Federated Hermes Mortgage Strategy Portfolio	None	None	None	None	None
Federated Hermes Money Market Obligations Trust
Federated Hermes California Municipal Cash Trust	None	None	None	None	None
Federated Hermes Capital Reserves Fund	None	None	None	None	None
Federated Hermes Government Obligations Fund	None	None	None	None	None
Federated Hermes Government Obligations Tax-Managed Fund	None	None	None	None	None
Federated Hermes Government Reserves Fund	None	None	None	None	None
Federated Hermes Institutional Prime Obligations Fund	None	None	None	None	None
Federated Hermes Institutional Tax-Free Cash Trust	None	None	None	None	None
Federated Hermes Municipal Obligations Fund	None	None	None	None	Over $100,000
Federated Hermes New York Municipal Cash Trust	None	None	None	None	None
Federated Hermes Prime Cash Obligations Fund	$1-$10,000	None	None	None	None
Federated Hermes Tax-Free Obligations Fund	None	Over $100,000	None	None	None
Federated Hermes Treasury Obligations Fund	None	None	None	None	None
Federated Hermes Trust for U.S. Treasury Obligations Fund	None	None	None	None	None
Federated Hermes U. S. Treasury Cash Reserves	None	None	None	None	None

FUNDS	MAUREEN LALLY-GREEN	THOMAS M. O’NEILL	MADELYN A. REILLY	P. JEROME RICHEY	JOHN S. WALSH
Federated Hermes Municipal Bond Fund, Inc.	None	None	None	None	None
Federated Hermes Municipal Securities Income Trust
Federated Hermes Municipal High Yield Advantage Fund	None	None	None	None	None
Federated Hermes Ohio Municipal Income Fund	None	None	None	None	None
Federated Hermes Pennsylvania Municipal Income Fund	None	None	None	None	None
Federated Hermes Project and Trade Finance Tender Fund	None	None	None	None	None
Federated Hermes Short-Intermediate Duration Municipal Trust
Federated Hermes Short-Intermediate Municipal Fund	None	None	None	None	None
Federated Hermes Total Return Government Bond Fund	None	None	None	None	Over $100,000
Federated Hermes Total Return Series, Inc.
Federated Hermes Core Bond Fund	None	None	None	None	None
Federated Hermes Total Return Bond Fund	$50,001-$100,000	None	$50,001-$100,000	None	$10,001-$50,000
Federated Hermes Ultrashort Bond Fund	None	None	None	None	Over $100,000
Federated Hermes Short-Term Government Trust
Federated Hermes Short-Term Government Fund	None	None	None	None	None
Federated Hermes Short-Intermediate Government Trust
Federated Hermes Short-Intermediate Government Fund	None	None	None	None	Over $100,000
Federated Hermes World Investment Series, Inc.
Federated Hermes Emerging Market Debt Fund	None	None	None	None	None

FUNDS	MAUREEN LALLY-GREEN	THOMAS M. O’NEILL	MADELYN A. REILLY	P. JEROME RICHEY	JOHN S. WALSH
Federated Hermes International Leaders Fund	$50,001-$100,000	None	None	None	$50,001-$100,000
Federated Hermes International Small-Mid Company Fund	None	None	None	None	None
As of the Record Date, Existing Directors and Executive Officers of the Registrants as a group owned less than 1% of the outstanding shares of each class of each Fund except in the following Funds and Classes. As of the Record Date, Director Nominees Max Miller and Frank Nasta did not own shares of any Federated Hermes Fund. As of the Record Date, Director Nominee Karen Larrimer owned less than 1% of the Service Shares of Federated Hermes Municipal Obligations Fund.
REGISTRANT/FUND/CLASS	TOTAL SHARES OWNED BY DIRECTORS AND OFFICERS AS A GROUP	PERCENTAGE OF SHARES OWNED BY DIRECTORS AND OFFICERS AS A GROUP
Federated Hermes Adviser Series
Federated Hermes Emerging Markets Equity Fund, Institutional Shares	112,173	4.22%
Federated Hermes Global Equity Fund, Institutional Shares	68,199	5.15%
Federated Hermes MDT Large Cap Value Fund, Institutional Shares	301,646	2.17%
Federated Hermes MDT Large Cap Value Fund, Class R6 Shares	109,168	5.28%
Federated Hermes MDT Market Neutral Fund, Institutional Shares	140,601	5.61%

Federated Hermes Equity Funds
Federated Hermes Clover Small Value Fund, Class R6 Shares	14,358	3.60%

Federated Hermes Global Allocation Fund
Federated Hermes Global Allocation Fund, Institutional Shares	45,802	1.62%

Federated Hermes Government Income Trust
Federated Hermes Government Income Fund, Institutional Shares	142,542	1.45%

Federated Hermes Income Securities Trust
Federated Hermes Inflation Protected Securities Fund, Institutional Shares	32,826	3.97%

Federated Hermes Index Trust
Federated Hermes Max-Cap Index Fund, Institutional Shares	125,595	1.21%

Federated Hermes Intermediate Municipal Trust
Federated Hermes Intermediate Municipal Fund, Class A Shares	34,710	1.01%
Federated Hermes Intermediate Municipal Fund, Institutional Shares	294,399	1.84%

Federated Hermes International Series, Inc.
Federated Hermes Global Total Return Bond Fund, Class A Shares	54,700	3.24%
Federated Hermes Global Total Return Bond Fund, Institutional Shares	14,268	4.42%

Federated Hermes MDT Series
Federated Hermes MDT Small Cap Core Fund, Class R6 Shares	87,529	1.20%

Federated Hermes Total Return Series, Inc.
Federated Hermes Ultrashort Bond Fund, Service Shares	36,175	2.82%

REGISTRANT/FUND/CLASS	TOTAL SHARES OWNED BY DIRECTORS AND OFFICERS AS A GROUP	PERCENTAGE OF SHARES OWNED BY DIRECTORS AND OFFICERS AS A GROUP
Federated Hermes World Investment Series, Inc.
Federated Hermes Emerging Market Debt Fund, Class A Shares	20,253	1.35%
Federated Hermes Emerging Market Debt Fund, Institutional Shares	31,558	6.00%
Federated Hermes International Leaders Fund, Class A Shares	112,379	1.75%
Federated Hermes International Leaders Fund, Class R6 Shares	59,742	2.27%
Federated Hermes International Leaders Fund, Institutional Shares	294,343	1.26%
INDEPENDENT AUDITORS OF THE REGISTRANTS/FUNDS
The following table provides the names of the Funds and their fiscal year ends served by independent registered accounting firms Ernst & Young LLP (“EY”) or KPMG LLP (“KPMG”).
FUND NAME AND FISCAL YEAR END	Auditor
JANUARY 31 FYE
Federated Hermes Government Income Trust
Federated Hermes Government Income Fund	EY
Federated Hermes Short-Intermediate Government Trust
Federated Hermes Short-Intermediate Government Fund	EY

FEBRUARY 28 FYE
Federated Hermes Total Return Government Bond Fund	EY
Federated Hermes Short-Term Government Trust
Federated Hermes Short-Term Government Fund	EY
Federated Hermes High Yield Trust
Federated Hermes Opportunistic High Yield Bond Fund	EY

MARCH 31 FYE
Federated Hermes Sustainable High Yield Bond Fund, Inc.	EY
Federated Hermes Core Trust III
Project and Trade Finance Core Fund	KPMG
Federated Hermes Project and Trade Finance Tender Fund	KPMG
Federated Hermes Income Securities Trust
Federated Hermes Fund for U.S. Government Securities	EY
Federated Hermes Floating Rate Strategic Income Fund	EY
Federated Hermes Municipal Bond Fund, Inc.	EY

APRIL 30 FYE
Federated Hermes Income Securities Trust:
Federated Hermes Intermediate Corporate Bond Fund	EY
Federated Hermes Short-Term Income Fund	EY
Federated Hermes Money Market Obligations Trust
Federated Hermes U.S. Treasury Cash Reserves	EY

MAY 31 FYE
Federated Hermes Adviser Series
Federated Hermes Emerging Markets Equity Fund	KPMG
Federated Hermes International Equity Fund	KPMG
Federated Hermes International Growth Fund	KPMG
Federated Hermes Institutional Trust
Federated Hermes Government Ultrashort Fund	EY
Federated Hermes Intermediate Municipal Trust
Federated Hermes Intermediate Municipal Fund	EY

FUND NAME AND FISCAL YEAR END	Auditor
Federated Hermes Money Market Obligations Trust
Federated Hermes Municipal Obligations Fund	KPMG
Federated Hermes Tax-Free Obligations Fund	KPMG

JUNE 30 FYE
Federated Hermes Adviser Series
Federated Hermes U.S. SMID Fund	EY
Federated Hermes Core Trust
Bank Loan Core Fund	EY
Federated Hermes Short-Intermediate Duration Municipal Trust
Federated Hermes Short-Intermediate Municipal Fund	EY

JULY 31 FYE
Federated Hermes MDT Series
Federated Hermes MDT All Cap Core Fund	EY
Federated Hermes MDT Balanced Fund	EY
Federated Hermes MDT Large Cap Growth Fund	EY
Federated Hermes MDT Small Cap Core Fund	EY
Federated Hermes MDT Small Cap Growth Fund	EY
Federated Hermes Money Market Obligations Trust
Federated Hermes Capital Reserves Fund	EY
Federated Hermes Government Reserves Fund	EY
Federated Hermes Government Obligations Fund	KPMG
Federated Hermes Government Obligations Tax-Managed Fund	KPMG
Federated Hermes Prime Cash Obligations Fund	KPMG
Federated Hermes Institutional Prime Obligations Fund	KPMG
Federated Hermes Treasury Obligations Fund	KPMG
Federated Hermes Trust for U.S. Treasury Obligations	EY

AUGUST 31 FYE
Federated Hermes Adjustable Rate Securities Trust
Federated Hermes Adjustable Rate Fund	KPMG
Federated Hermes Adviser Series
Federated Hermes Conservative Microshort Fund	EY
Federated Hermes Conservative Municipal Microshort Fund	EY
Federated Hermes SDG Engagement High Yield Credit Fund	KPMG
Federated Hermes Institutional Trust
Federated Hermes Short-Intermediate Total Return Bond Fund	KPMG
Federated Hermes Municipal Securities Income Trust
Federated Hermes Municipal High Yield Advantage Fund	KPMG
Federated Hermes Ohio Municipal Income Fund	KPMG
Federated Hermes Pennsylvania Municipal Income Fund	KPMG

SEPTEMBER 30 FYE
Federated Hermes Equity Funds
Federated Hermes Clover Small Value Fund	KPMG
Federated Hermes Prudent Bear Fund	KPMG
Federated Hermes Fixed Income Securities, Inc.
Federated Hermes Municipal Ultrashort Fund	KPMG
Federated Hermes Income Securities Trust
Federated Hermes Inflation Protected Securities Fund	EY

FUND NAME AND FISCAL YEAR END	Auditor
Federated Hermes Total Return Series, Inc.
Federated Hermes Core Bond Fund	KPMG
Federated Hermes Ultrashort Bond Fund	KPMG

OCTOBER 31 FYE
Federated Hermes Adviser Series
Federated Hermes SDG Engagement Equity Fund	EY
Federated Hermes MDT Large Cap Value Fund	KPMG
Federated Hermes Core Trust
Emerging Markets Core Fund	EY
Federated Hermes Equity Funds
Federated Hermes Kaufmann Fund	EY
Federated Hermes Kaufmann Large Cap Fund	EY
Federated Hermes Kaufmann Small Cap Fund	EY
Federated Hermes MDT Mid Cap Growth Fund	KPMG
Federated Hermes Strategic Value Dividend Fund	EY
Federated Hermes Income Securities Trust
Federated Hermes Muni and Stock Advantage Fund	EY
Federated Hermes Index Trust
Federated Hermes Max-Cap Index Fund	EY
Federated Hermes Mid-Cap Index Fund	EY
Federated Hermes Institutional Trust
Federated Hermes Institutional High Yield Bond Fund	EY
Federated Hermes Managed Pool Series
Federated Hermes International Dividend Strategy Portfolio	EY
Federated Hermes Money Market Obligations Trust
Federated Hermes California Municipal Cash Trust	EY
Federated Hermes Institutional Tax-Free Cash Trust	EY
Federated Hermes New York Municipal Cash Trust	EY

NOVEMBER 30 FYE
Federated Hermes Equity Income Fund, Inc.	EY
Federated Hermes Adviser Series
Federated Hermes Global Equity Fund	KPMG
Federated Hermes Equity Funds
Federated Hermes International Strategic Value Dividend Fund	KPMG
Federated Hermes Fixed Income Securities, Inc.
Federated Hermes Strategic Income Fund	EY
Federated Hermes Income Securities Trust
Federated Hermes Capital Income Fund	KPMG
Federated Hermes International Series Inc.
Federated Hermes Global Total Return Bond Fund	EY
Federated Hermes Investment Series Funds, Inc.
Federated Hermes Corporate Bond Fund	EY
Federated Hermes Managed Pool Series
Federated Hermes International Bond Strategy Portfolio	EY
Federated Hermes Global Allocation Fund	KPMG
Federated Hermes Total Return Series, Inc.
Federated Hermes Total Return Bond Fund	EY
Federated Hermes World Investment Series, Inc.
Federated Hermes Emerging Market Debt Fund	EY
Federated Hermes International Leaders Fund	EY
Federated Hermes International Small-Mid Company Fund	EY

FUND NAME AND FISCAL YEAR END	Auditor

DECEMBER 31 FYE
Federated Hermes Adviser Series
Federated Hermes MDT Market Neutral Fund	KPMG
Federated Hermes Core Trust
Mortgage Core Fund	EY
High Yield Bond Core Fund	EY
Federated Hermes Insurance Series
Federated Hermes Managed Volatility Fund II	KPMG
Federated Hermes Fund for U.S. Government Securities II	KPMG
Federated Hermes High Income Bond Fund II	KPMG
Federated Hermes Kaufmann Fund II	KPMG
Federated Hermes Government Money Fund II	KPMG
Federated Hermes Quality Bond Fund II	KPMG
Federated Hermes Managed Pool Series
Federated Hermes Corporate Bond Strategy Portfolio	EY
Federated Hermes High-Yield Strategy Portfolio	EY
Federated Hermes Mortgage Strategy Portfolio	EY
FEES PAID TO INDEPENDENT AUDITORS
Following are the aggregate audit and audit-related fees paid to Ernst & Young LLP and/or KPMG LLP for professional services rendered by Ernst & Young LLP and/or KPMG LLP for the audit of the annual financial statements of the Funds comprising the Registrants and for other professional services for the two most recently completed fiscal years ended as described below. For the same periods, aggregate non-audit fees billed to each Registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser are provided.
REGISTRANT	AUDIT FEES	AUDIT-RELATED FEES	TAX FEES	ALL OTHER FEES	NON-AUDIT FEES
Federated Hermes Adjustable Rate Securities Trust
8/31/23	$36,801	$0	$0	$0	$51,847
8/31/22	$35,049	$4,690	$0	$0	$23,216
Federated Hermes Adviser Series
5/31/24	$390,948	$0	$0	$0	$205,252
5/31/23	$404,838	$0	$0	$0	$405,391
Federated Hermes Adviser Series
6/30/24	$361,128	$0	$0	$0	$213,048
6/30/23	$409,658	$0	$0	$0	$335,217
Federated Hermes Adviser Series
8/31/23	$458,688	$0	$0	$0	$323,229
8/31/22	$472,997	$3,000	$0	$0	$253,868
Federated Hermes Adviser Series
10/31/23	$455,245	$0	$0	$0	$321,648
10/31/22	$463,685	$3,000	$0	$0	$252,106
Federated Hermes Adviser Series
11/30/23	$412,847	$0	$0	$0	$323,673
11/30/22	$425,894	$3,000	$0	$0	$240,702
Federated Hermes Adviser Series
12/31/23	$407,580	$0	$0	$0	$283,833
12/31/22	$420,678	$3,000	$0	$0	$241,989
Federated Hermes Core Trust
6/30/24	$157,945	$0	$0	$0	$172,847
6/30/23	$151,871	$0	$0	$0	$221,946

REGISTRANT	AUDIT FEES	AUDIT-RELATED FEES	TAX FEES	ALL OTHER FEES	NON-AUDIT FEES
Federated Hermes Core Trust
10/31/23	$153,434	$0	$0	$0	$226,283
10/31/22	$143,586	$0	$0	$0	$177,547
Federated Hermes Core Trust
12/31/23	$156,382	$0	$0	$0	$193,176
12/31/22	$149,085	$0	$0	$0	$176,106
Federated Hermes Core Trust III
3/31/24	$88,134	$0	$0	$0	$71,328
3/31/23	$82,993	$0	$0	$0	$20,013
Federated Hermes Equity Funds
9/30/23	$325,998	$0	$0	$0	$273,348
9/30/22	$300,081	$0	$0	$0	$233,566
Federated Hermes Equity Funds
10/31/23	$328,128	$0	$0	$0	$272,108
10/31/22	$314,130	$0	$0	$0	$237,466
Federated Hermes Equity Funds
11/30/23	$322,319	$0	$0	$0	$273,706
11/30/22	$308,599	$0	$0	$0	$224,726
Federated Hermes Equity Income Fund, Inc.
11/30/23	$33,893	$0	$0	$0	$196,527
11/30/22	$32,589	$0	$0	$0	$166,939
Federated Hermes Fixed Income Securities, Inc.
9/30/23	$73,287	$0	$0	$0	$283,641
9/30/22	$68,932	$0	$0	$0	$203,782
Federated Hermes Fixed Income Securities, Inc.
11/30/23	$74,624	$0	$0	$0	$284,241
11/30/22	$71,410	$0	$0	$0	$199,257
Federated Hermes Global Allocation Fund
11/30/23	$38,114	$0	$0	$0	$52,959
11/30/22	$36,299	$0	$0	$0	$25,435
Federated Hermes Government Income Trust
1/31/24	$33,450	$0	$0	$0	$248,548
1/31/23	$32,163	$0	$0	$0	$248,914
Federated Hermes Sustainable High Yield Bond Fund, Inc.
3/31/24	$40,649	$0	$0	$0	$257,233
3/31/23	$39,086	$0	$0	$0	$206,786
Federated Hermes High Yield Trust
2/29/24	$33,450	$0	$0	$0	$248,548
2/28/23	$32,163	$0	$0	$0	$206,786
Federated Hermes Income Securities Trust
3/31/24	$240,391	$0	$0	$0	$339,300
3/31/23	$231,453	$0	$0	$0	$253,514
Federated Hermes Income Securities Trust
4/30/24	$245,794	$0	$0	$0	$203,276
4/30/23	$235,979	$0	$0	$0	$388,251
Federated Hermes Income Securities Trust
9/30/23	$245,286	$0	$0	$0	$314,283
9/30/22	$228,908	$4,000	$0	$0	$240,757
Federated Hermes Income Securities Trust
10/31/23	$246,698	$0	$0	$0	$312,735
10/31/22	$232,410	$4,000	$0	$0	$245,197

REGISTRANT	AUDIT FEES	AUDIT-RELATED FEES	TAX FEES	ALL OTHER FEES	NON-AUDIT FEES
Federated Hermes Income Securities Trust
11/30/23	$240,685	$0	$0	$0	$314,747
11/30/22	$226,685	$0	$0	$0	$230,469
Federated Hermes Index Trust
10/31/23	$60,254	$0	$0	$0	$154,318
10/31/22	$57,936	$0	$0	$0	$138,536
Federated Hermes Institutional Trust
5/31/24	$108,377	$0	$0	$0	$180,214
5/31/23	$103,896	$0	$0	$0	$355,616
Federated Hermes Institutional Trust
8/31/23	$105,523	$0	$0	$0	$283,641
8/31/22	$98,540	$0	$0	$0	$208,676
Federated Hermes Institutional Trust
10/31/23	$107,086	$0	$0	$0	$282,294
10/31/22	$101,626	$0	$0	$0	$207,773
Federated Hermes Insurance Series
12/31/23	$199,938	$0	$0	$0	$57,553
12/31/22	$190,417	$0	$0	$0	$28,340
Federated Hermes Intermediate Municipal Trust
5/31/24	$34,114	$0	$0	$0	$172,388
5/31/23	$32,802	$0	$0	$0	$291,641
Federated Hermes International Series, Inc.
11/30/23	$39,763	$0	$0	$0	$236,384
11/30/22	$38,234	$0	$0	$0	$176,740
Federated Hermes Investment Series Funds, Inc.
11/30/23	$37,105	$0	$0	$0	$236,384
11/30/22	$35,678	$0	$0	$0	$176,740
Federated Hermes MDT Series
7/31/23	$155,705	$0	$0	$0	$237,698
7/31/22	$138,900	$0	$0	$0	$200,134
Federated Hermes Managed Pool Series
10/31/23	$159,206	$0	$0	$0	$280,936
10/31/22	$146,531	$0	$0	$0	$230,935
Federated Hermes Managed Pool Series
11/30/23	$160,527	$0	$0	$0	$283,012
11/30/22	$148,846	$0	$0	$0	$219,528
Federated Hermes Managed Pool Series
12/31/23	$164,260	$0	$0	$0	$238,992
12/31/22	$157,941	$0	$0	$0	$222,177
Federated Hermes Money Market Obligations Trust
4/30/24	$408,704	$0	$0	$0	$186,160
4/30/23	$381,859	$0	$0	$0	$349,670
Federated Hermes Money Market Obligations Trust
5/31/24	$411,218	$0	$0	$0	$180,214
5/31/23	$384,255	$0	$0	$0	$355,616
Federated Hermes Money Market Obligations Trust
7/31/23	$404,993	$4,925	$0	$0	$286,699
7/31/22	$371,896	$4,690	$0	$0	$214,080
Federated Hermes Money Market Obligations Trust
10/31/23	$407,104	$0	$0	$0	$272,491
10/31/22	$389,360	$4,690	$0	$0	$212,463

REGISTRANT	AUDIT FEES	AUDIT-RELATED FEES	TAX FEES	ALL OTHER FEES	NON-AUDIT FEES
Federated Hermes Municipal Bond Fund, Inc.
3/31/24	$33,450	$0	$0	$0	$257,244
3/31/23	$32,163	$0	$0	$0	$206,786
Federated Hermes Municipal Securities Income Trust
8/31/23	$139,389	$0	$0	$0	$51,847
8/31/22	$132,750	$0	$0	$0	$18,526
Federated Hermes Project and Trade Finance Tender Fund
3/31/24	$79,413	$5,170	$0	$0	$76,498
3/31/23	$75,632	$0	$0	$0	$20,013
Federated Hermes Short-Intermediate Duration Municipal Trust
6/30/24	$35,000	$0	$0	$0	$179,174
6/30/23	$33,654	$0	$0	$0	$229,927
Federated Hermes Total Return Government Bond Fund
2/29/24	$34,336	$0	$0	$0	$248,548
2/29/23	$33,015	$0	$0	$0	$206,786
Federated Hermes Total Return Series, Inc.
9/30/23	$111,461	$0	$0	$0	$283,641
9/30/22	$105,364	$0	$0	$0	$203,782
Federated Hermes Total Return Series, Inc.
11/30/23	$112,918	$0	$0	$0	$284,241
11/30/24	$107,887	$0	$0	$0	$199,256
Federated Hermes Short-Term Government Trust
2/29/24	$34,350	$0	$0	$0	$248,548
2/28/23	$32,163	$0	$0	$0	$206,786
Federated Hermes Short-Intermediate Government Trust
1/31/24	$33,450	$0	$0	$0	$248,548
1/31/23	$32,163	$0	$0	$0	$248,914
Federated Hermes World Investment Series, Inc.
11/30/23	$115,745	$0	$0	$0	$261,084
11/30/22	$111,294	$0	$0	$0	$202,989

APPENDIX A - REGISTRANTS
Each entity listed in bold is a “Registrant” or, collectively, “Registrants.”
Each fund listed with a Registrant is a “Fund” or, collectively, “Funds.”
The Ticker symbols listed below are all assigned by NASDAQ. Funds are not required to have Ticker symbols and, accordingly, some Funds have not been assigned Ticker symbols.
REGISTRANT AND FUND(S) / CLASS(ES)	TICKER
Federated Hermes Adjustable Rate Securities Trust
Federated Hermes Adjustable Rate Fund
Class A Shares	FEUGX
Institutional Shares	FEUNX
Federated Hermes Adviser Series
Federated Hermes Conservative Microshort Fund
Class A Shares
Institutional Shares	FHCOX
Federated Hermes Conservative Municipal Microshort Fund
Class A Shares
Institutional Shares	FHMIX
Federated Hermes Emerging Markets Equity Fund
Class A Shares
Class C Shares
Class R6 Shares	FRIEX
Institutional Shares	PIEFX
Federated Hermes Global Equity Fund
Class R6 Shares	FGERX
Institutional Shares	FHGIX
Federated Hermes International Equity Fund
Class A Shares	PMIEX
Class C Shares	PIUCX
Class R6 Shares	PEIRX
Institutional Shares	PIUIX
Federated Hermes International Growth Fund
Class A Shares
Class C Shares
Class R6 Shares	REIGX
Institutional Shares	PIGDX
Federated Hermes MDT Large Cap Value Fund
Class A Shares	FSTRX
Class C Shares	QCLVX
Class R Shares	QRLVX
Class R6 Shares	FSTLX
Institutional Shares	FMSTX
Service Shares	FSTKX
Federated Hermes MDT Market Neutral Fund
Class A Shares	QAMNX
Institutional Shares	QQMNX
Federated Hermes SDG Engagement Equity Fund
Class A Shares	FHEQX
Class R6 Shares	FHERX
Institutional Shares	FHESX

REGISTRANT AND FUND(S) / CLASS(ES)	TICKER
Federated Hermes SDG Engagement High Yield Credit Fund
Class A Shares
Class C Shares
Class R6 Shares	FHHRX
Institutional Shares	FHHIX
Federated Hermes U.S. SMID Fund
Class A Shares
Class C Shares
Institutional Shares	FHUMX
Federated Hermes Core Trust
Bank Loan Core Fund
Emerging Markets Core Fund
Mortgage Core Fund
High Yield Bond Core Fund
Federated Hermes Core Trust III
Project and Trade Finance Core Fund
Federated Hermes Equity Funds
Federated Hermes Clover Small Value Fund
Class A Shares	VSFAX
Class C Shares	VSFCX
Class R Shares	VSFRX
Class R6 Shares	VSFSX
Institutional Shares	VSFIX
Federated Hermes International Strategic Value Dividend Fund
Class A Shares	IVFAX
Class C Shares	IVFCX
Class R6 Shares	IVFLX
Institutional Shares	IVFIX
Federated Hermes Kaufmann Fund
Class A Shares	KAUAX
Class C Shares	KAUCX
Class R Shares	KAUFX
Institutional Shares	KAUIX
Federated Hermes Kaufmann Large Cap Fund
Class A Shares	KLACX
Class C Shares	KLCCX
Class R Shares	KLCKX
Class R6 Shares	KLCSX
Institutional Shares	KLCIX
Federated Hermes Kaufmann Small Cap Fund
Class A Shares	FKASX
Class C Shares	FKCSX
Class R Shares	FKKSX
Class R6 Shares	FKALX
Institutional Shares	FKAIX
Federated Hermes MDT Mid Cap Growth Fund
Class A Shares	FGSAX
Class C Shares	FGSCX
Class R6 Shares	FGSKX
Institutional Shares	FGSIX

REGISTRANT AND FUND(S) / CLASS(ES)	TICKER
Federated Hermes Prudent Bear Fund
Class A Shares	BEARX
Class C Shares	PBRCX
Institutional Shares	PBRIX
Federated Hermes Strategic Value Dividend Fund
Class A Shares	SVAXX
Class C Shares	SVACX
Class R6 Shares	SVALX
Institutional Shares	SVAIX
Federated Hermes Equity Income Fund, Inc.
Class A Shares	LEIFX
Class C Shares	LEICX
Class F Shares	LFEIX
Class R Shares	FDERX
Institutional Shares	LEISX
Federated Hermes Fixed Income Securities, Inc.
Federated Hermes Municipal Ultrashort Fund
Class A Shares	FMUUX
Class R6 Shares	FMULX
Institutional Shares	FMUSX
Federated Hermes Strategic Income Fund
Class A Shares	STIAX
Class C Shares	SINCX
Class F Shares	SFTSX
Class R6 Shares	STILX
Institutional Shares	STISX
Federated Hermes Global Allocation Fund
Class A Shares	FSTBX
Class C Shares	FSBCX
Class R Shares	FSBKX
Class R6 Shares	FSBLX
Institutional Shares	SBFIX
Federated Hermes Government Income Trust
Federated Hermes Government Income Fund
Institutional Shares	FICMX
Service Shares	FITSX
Federated Hermes High Yield Trust
Federated Hermes Opportunistic High Yield Bond Fund
Class A Shares	FHYAX
Class C Shares	FHYCX
Class R6 Shares	FHYLX
Institutional Shares	FHTIX
Service Shares	FHYTX
Federated Hermes Income Securities Trust
Federated Hermes Capital Income Fund
Class A Shares	CAPAX
Class C Shares	CAPCX
Class F Shares	CAPFX
Class R Shares	CAPRX
Institutional Shares	CAPSX

REGISTRANT AND FUND(S) / CLASS(ES)	TICKER
Federated Hermes Floating Rate Strategic Income Fund
Class A Shares	FRSAX
Class R6 Shares	FFRLX
Institutional Shares	FFRSX
Federated Hermes Fund for U.S. Government Securities
Class A Shares	FUSGX
Class C Shares	FUSCX
Institutional Shares	FCBRX
Federated Hermes Intermediate Corporate Bond Fund
Class R6 Shares	ICBRX
Institutional Shares	FIIFX
Service Shares	INISX
Federated Hermes Muni and Stock Advantage Fund
Class A Shares	FMUAX
Class C Shares	FMUCX
Class F Shares	FMUFX
Institutional Shares	FMUIX
Federated Hermes Inflation Protected Securities Fund
Class A Shares	RRFAX
Class C Shares	RRFCX
Class R6 Shares	FIPRX
Institutional Shares	RRFIX
Federated Hermes Short-Term Income Fund
Class A Shares	FTIAX
Class R6 Shares	FSILX
Institutional Shares	FSTYX
Service Shares	FSTIX
Federated Hermes Index Trust
Federated Hermes Max-Cap Index Fund
Class C Shares	MXCCX
Class R Shares	FMXKX
Institutional Shares	FISPX
Service Shares	FMXSX
Federated Hermes Mid-Cap Index Fund
Class R6 Shares	FMCLX
Institutional Shares	FMCRX
Service Shares	FMDCX
Federated Hermes Institutional Trust
Federated Hermes Government Ultrashort Fund
Class A Shares	FGUAX
Class R6 Shares	FGULX
Institutional Shares	FGUSX
Service Shares	FEUSX
Federated Hermes Institutional High Yield Bond Fund
Class A Shares	FIHAX
Class C Shares	FIHCX
Class R6 Shares	FIHLX
Institutional Shares	FIHBX
Federated Hermes Short-Intermediate Total Return Bond Fund
Class A Shares	FGCAX
Class R6 Shares	SRBRX
Institutional Shares	FGCIX
Service Shares	FCGSX

REGISTRANT AND FUND(S) / CLASS(ES)	TICKER
Federated Hermes Insurance Series
Federated Hermes Fund for U.S. Government Securities II
Federated Hermes Government Money Fund II
Service Shares
Federated Hermes High Income Bond Fund II
Primary Shares
Service Shares
Federated Hermes Kaufmann Fund II
Primary Shares
Service Shares
Federated Hermes Managed Volatility Fund II
Primary Shares
Service Shares
Federated Hermes Quality Bond Fund II
Primary Shares
Service Shares
Federated Hermes Intermediate Municipal Trust
Federated Hermes Intermediate Municipal Fund
Class A Shares	FIMTX
Institutional Shares	FIMYX
Federated Hermes International Series, Inc.
Federated Hermes Global Total Return Bond Fund
Class A Shares	FTIIX
Class C Shares	FTIBX
Institutional Shares	FGTBX
Federated Hermes Investment Series Funds, Inc.
Federated Hermes Corporate Bond Fund
Class A Shares	FDBAX
Class C Shares	FDBCX
Class F Shares	ISHIX
Class R6 Shares	FDBLX
Institutional Shares	FDBIX
Federated Hermes Managed Pool Series
Federated Hermes Corporate Bond Strategy Portfolio	FCSPX
Federated Hermes High Yield Strategy Portfolio	FHYSX
Federated Hermes International Bond Strategy Portfolio	FIBPX
Federated Hermes International Dividend Strategy Portfolio	FIDPX
Federated Hermes Mortgage Strategy Portfolio	FMBPX
Federated Hermes MDT Series
Federated Hermes MDT All Cap Core Fund
Class A Shares	QAACX
Class C Shares	QCACX
Class R6 Shares	QKACX
Institutional Shares	QIACX
Federated Hermes MDT Balanced Fund
Class A Shares	QABGX
Class C Shares	QCBGX
Class R6 Shares	QKBGX
Institutional Shares	QIBGX

REGISTRANT AND FUND(S) / CLASS(ES)	TICKER
Federated Hermes MDT Large Cap Growth Fund
Class A Shares	QALGX
Class C Shares	QCLGX
Class R6 Shares	QRLGX
Institutional Shares	QILGX
Federated Hermes MDT Small Cap Core Fund
Class A Shares	QASCX
Class C Shares	QCSCX
Class R6 Shares	QLSCX
Institutional Shares	QISCX
Federated Hermes MDT Small Cap Growth Fund
Class A Shares	QASGX
Class C Shares	QCSGX
Class R6 Shares	QLSGX
Institutional Shares	QISGX
Federated Hermes Money Market Obligations Trust
Federated Hermes California Municipal Cash Trust
Capital Shares	CCCXX
Cash II Shares	CALXX
Cash Series Shares	CCSXX
Wealth Shares	CAIXX
Service Shares	CACXX
Federated Hermes Capital Reserves Fund	FRFXX
Federated Hermes Government Obligations Fund
Administrative Shares	GOEXX
Advisor Shares	GOVXX
Capital Shares	GOCXX
Cash II Shares	GFYXX
Cash Series Shares	GFSXX
Institutional Shares	GOIXX
Premier Shares	GOFXX
Select Shares	GRTXX
Service Shares	GOSXX
Trust Shares	GORXX
SDG Shares	GPHXX
Federated Hermes Government Obligations Tax-Managed Fund
Automated Shares	GOAXX
Institutional Shares	GOTXX
Service Shares	GTSXX
Federated Hermes Government Reserves Fund
Class A Shares	GRAXX
Class C Shares	GRCXX
Class F Shares	GRGXX
Class P Shares	GRFXX
Federated Hermes Institutional Prime Obligations Fund
Institutional Shares	POIXX
Service Shares	PRSXX
Federated Hermes Institutional Tax-Free Cash Trust
Premier Shares	FTFXX
Institutional Shares	FFTXX

REGISTRANT AND FUND(S) / CLASS(ES)	TICKER
Federated Hermes Municipal Obligations Fund
Automated Shares	MOTXX
Capital Shares	MFCXX
Cash II Shares	MODXX
Cash Series Shares	MFSXX
Wealth Shares	MOFXX
Investment Shares	MOIXX
Service Shares	MOSXX
Federated Hermes New York Municipal Cash Trust
Cash II Shares	NYCXX
Cash Series Shares	FNCXX
Wealth Shares	NISXX
Service Shares	FNTXX
Federated Hermes Prime Cash Obligations Fund
Advisor Shares	PCVXX
Automated Shares	PTAXX
Capital Shares	PCCXX
Cash II Shares	PCDXX
Cash Series Shares	PTSXX
Class R Shares	PTRXX
Wealth Shares	PCOXX
Service Shares	PRCXX
Trust Shares	PTTXX
Federated Hermes Tax-Free Obligations Fund
Advisor Shares	TBVXX
Service Shares	TBSXX
Wealth Shares	TBIXX
Federated Hermes Treasury Obligations Fund
Administrative Shares	TODXX
Advisor Shares	TOVXX
Automated Shares	TOAXX
Cash Management Shares	TOMXX
Capital Shares	TOCXX
Institutional Shares	TOIXX
Premier Shares	TOPXX
Select Shares	TOLXX
Service Shares	TOSXX
Trust Shares	TOTXX
Federated Hermes Trust for U.S. Treasury Obligations Fund
Cash II Shares	TTIXX
Cash Series Shares	TCSXX
Institutional Shares	TTOXX
Service Shares	TTQXX
Federated Hermes U. S. Treasury Cash Reserves
Administrative Shares	UTDXX
Advisor Shares	UTVXX
Institutional Shares	UTIXX
Premier Shares	UTPXX
Select Shares	UTEXX
Service Shares	TISXX

REGISTRANT AND FUND(S) / CLASS(ES)	TICKER
Federated Hermes Municipal Bond Fund, Inc.
Class A Shares	LMSFX
Class C Shares	LMSCX
Class F Shares	LMFFX
Institutional Shares	LMBIX
Federated Hermes Municipal Securities Income Trust
Federated Hermes Municipal High Yield Advantage Fund
Class A Shares	FMOAX
Class C Shares	FMNCX
Class F Shares	FHTFX
Institutional Shares	FMYIX
Federated Hermes Ohio Municipal Income Fund
Class A Shares	OMIAX
Class F Shares	OMIFX
Institutional Shares	OMIIX
Federated Hermes Pennsylvania Municipal Income Fund
Class A Shares	PAMFX
Institutional Shares	PAMIX
Federated Hermes Project and Trade Finance Tender Fund	XPTFX
Federated Hermes Short-Intermediate Duration Municipal Trust
Federated Hermes Short-Intermediate Municipal Fund
Class A Shares	FMTAX
Institutional Shares	FSHIX
Service Shares	FSHSX
Federated Hermes Short-Intermediate Government Trust
Federated Hermes Short-Intermediate Government Fund
Class R Shares	FIGKX
Institutional Shares	FIGTX
Service Shares	FIGIX
Federated Hermes Short-Term Government Trust
Federated Hermes Short-Term Government Fund
Institutional Shares	FSGVX
Service Shares	FSGIX
Federated Hermes Sustainable High Yield Bond Fund, Inc.
Class A Shares	FHIIX
Class C Shares	FHICX
Class R6 Shares	FHBRX
Institutional Shares	FHISX
Federated Hermes Total Return Government Bond Fund
Class R6 Shares	FTGLX
Institutional Shares	FTRGX
Service Shares	FTGXX
Federated Hermes Total Return Series, Inc.
Federated Hermes Core Bond Fund
Class A Shares	FGFSX
Institutional Shares	FGFIX
Federated Hermes Total Return Bond Fund
Class A Shares	TLRAX
Class C Shares	TLRCX
Class R Shares	FTRKX
Class R6 Shares	FTRLX
Institutional Shares	FTRBX
Service Shares	FTRFX

REGISTRANT AND FUND(S) / CLASS(ES)	TICKER
Federated Hermes Ultrashort Bond Fund
Class A Shares	FULAX
Class R6 Shares	FULLX
Institutional Shares	FULIX
Service Shares	FULBX
Federated Hermes World Investment Series, Inc.
Federated Hermes Emerging Market Debt Fund
Class A Shares	IHIAX
Class C Shares	IHICX
Institutional Shares	EMDIX
Federated Hermes International Leaders Fund
Class A Shares	FGFAX
Class C Shares	FGFCX
Class R Shares	FGFRX
Class R6 Shares	FGRSX
Institutional Shares	FGFLX
Federated Hermes International Small-Mid Company Fund
Class A Shares	ISCAX
Class C Shares	ISCCX
Institutional Shares	ISCIX

APPENDIX B - NOMINATING COMMITTEE CHARTER
FEDERATED HERMES FUNDS BOARD
NOMINATING COMMITTEE CHARTER
Adopted by the Boards on May 13, 2021
The Nominating Committee (the “Committee”) of each fund which adopts this charter (the “Fund”) shall be composed solely of Directors or Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and who are “independent” as defined in the New York Stock Exchange Listing Standards (individually, an “Independent Trustee” and collectively the “Independent Trustees”). The Board of the Fund shall appoint the members of the Committee and, unless otherwise determined by the Board, the members of the Nominating Committee shall consist of all Independent Trustees; and the Board of the Funds operating as exchange-traded funds shall affirmatively determine in connection with the appointment of each Independent Trustee to the Committee, and annually thereafter, that he or she has no material relationship with the Funds, either directly, or as a partner, shareholder or officer of an organization that has a relationship with the Funds. Unless otherwise determined by the Committee, the Chairman of the Independent Trustees shall serve as chair of the Committee.
Meetings. Meetings of the Committee shall be held at such times and places as determined from time to time by the Chair of the Committee, but not less frequently than annually. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The Committee may meet by telephone, by video conference or by similar electronic means and may act by unanimous written consent. The Committee may adopt such rules, procedures or policies as it deems appropriate from time to time to facilitate the conduct of its business.
Responsibilities. The Committee shall select and nominate persons for election to the Board as and when vacancies occur or are reasonably anticipated, which nominees shall be presented to the Board for election, or nomination for election by shareholders, as the case may be. The Committee will consider recommendations from Independent Trustees, officers or employees of any of the Fund’s agents or service providers, counsel to the Fund or shareholders of the Fund. Any person wishing to recommend an individual for consideration should address such request to the Secretary of the Fund and include detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. These factors ordinarily will include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, dedication and willingness to devote the time and attention necessary to fulfill Board Responsibilities.
Miscellaneous. The Committee shall have the power, in its discretion, to a) retain and compensate search firms, b) approve the compensation of members of the Committee and c) engage and compensate such other advisers as it deems appropriate.

APPENDIX C - TOTAL BENEFICIAL SHARES OUTSTANDING
REGISTRANT AND FUND(S) / CLASS(ES)	TOTAL NUMBER OF SHARES OF BENEFICIAL INTEREST AS OF AUGUST 26, 2024
Federated Hermes Adjustable Rate Securities Trust
Federated Hermes Adjustable Rate Fund
Class A Shares	3,876,141.1150
Institutional Shares	14,366,052.7030
Federated Hermes Adviser Series
Federated Hermes Conservative Microshort Fund
Class A Shares	0.00
Institutional Shares	14,850,906.2100
Federated Hermes Conservative Municipal Microshort Fund
Class A Shares	0.00
Institutional Shares	23,759,743.2010
Federated Hermes Emerging Markets Equity Fund
Class A Shares	0.00
Class C Shares	0.00
Class R6 Shares	36,100.2070
Institutional Shares	2,658,087.3830
Federated Hermes Global Equity Fund
Class R6 Shares	3,998.4970
Institutional Shares	1,324,449.1850
Federated Hermes International Equity Fund
Class A Shares	739,566.2640
Class C Shares	118,253.7210
Class R6 Shares	15,827,168.0650
Institutional Shares	29,018,281.4420
Federated Hermes International Growth Fund
Class A Shares	0.00
Class C Shares	0.00
Class R6 Shares	41,848.1560
Institutional Shares	41,429,242.7090
Federated Hermes MDT Large Cap Value Fund
Class A Shares	17,557,999.9430
Class C Shares	374,891.5130
Class R Shares	481,824.1110
Class R6 Shares	2,069,452.8980
Institutional Shares	13,912,322.6100
Service Shares	4,380,904.4370
Federated Hermes MDT Market Neutral Fund
Class A Shares	5,040,379.6880
Institutional Shares	25,043,743.9300
Federated Hermes SDG Engagement Equity Fund
Class A Shares	44,951.4610
Class R6 Shares	12,538.5590
Institutional Shares	7,337,524.3050
Federated Hermes SDG Engagement High Yield Credit Fund
Class A Shares	0.00
Class C Shares	0.00
Class R6 Shares	1,241.1230
Institutional Shares	8,216,627.0430

REGISTRANT AND FUND(S) / CLASS(ES)	TOTAL NUMBER OF SHARES OF BENEFICIAL INTEREST AS OF AUGUST 26, 2024
Federated Hermes U.S. SMID Fund
Class A Shares	0.00
Class C Shares	0.00
Institutional Shares	285,023.5490
Federated Hermes Core Trust
Bank Loan Core Fund	55,615,998.3660
Emerging Markets Core Fund	95,015,004.1400
Mortgage Core Fund	707,058,591.0370
High Yield Bond Core Fund	162,194,474.2730
Federated Hermes Core Trust III
Project and Trade Finance Core Fund	103,952,455.1330
Federated Hermes Equity Funds
Federated Hermes Clover Small Value Fund
Class A Shares	2,187,147.1690
Class C Shares	260,479.8530
Class R Shares	512,235.4920
Class R6 Shares	399,183.4500
Institutional Shares	3,630,292.2920
Federated Hermes International Strategic Value Dividend Fund
Class A Shares	24,763,332.7350
Class C Shares	3,822,873.1070
Class R6 Shares	26,986,706.4080
Institutional Shares	124,662,717.5450
Federated Hermes Kaufmann Fund
Class A Shares	188,253,800.0290
Class C Shares	10,790,839.1210
Class R Shares	597,066,840.7740
Institutional Shares	51,406,518.0820
Federated Hermes Kaufmann Large Cap Fund
Class A Shares	26,719,248.9930
Class C Shares	5,232,928.3280
Class R Shares	2,655,591.2440
Class R6 Shares	2,917,222.9590
Institutional Shares	32,238,724.1350
Federated Hermes Kaufmann Small Cap Fund
Class A Shares	14,754,355.6630
Class C Shares	4,229,014.7870
Class R Shares	2,451,377.5020
Class R6 Shares	11,418,663.0050
Institutional Shares	46,217,988.5490
Federated Hermes MDT Mid Cap Growth Fund
Class A Shares	7,097,543.7090
Class C Shares	603,255.1080
Class R6 Shares	4,995,995.6700
Institutional Shares	17,744,771.1390

REGISTRANT AND FUND(S) / CLASS(ES)	TOTAL NUMBER OF SHARES OF BENEFICIAL INTEREST AS OF AUGUST 26, 2024
Federated Hermes Prudent Bear Fund
Class A Shares	6,795,614.9340
Class C Shares	2,806,793.2440
Institutional Shares	19,252,801.7630
Federated Hermes Strategic Value Dividend Fund
Class A Shares	265,594,691.8890
Class C Shares	62,036,643.2320
Class R6 Shares	205,650,682.2600
Institutional Shares	797,587,657.0380
Federated Hermes Equity Income Fund, Inc.
Class A Shares	26,650,348.0510
Class C Shares	379,368.7510
Class F Shares	1,373,618.5600
Class R Shares	546,101.1750
Institutional Shares	1,957,974.9200
Federated Hermes Fixed Income Securities, Inc.
Federated Hermes Municipal Ultrashort Fund
Class A Shares	23,860,775.8770
Class R6 Shares	10,457,038.2920
Institutional Shares	74,763,567.6830
Federated Hermes Strategic Income Fund
Class A Shares	23,583,355.8560
Class C Shares	1,866,211.2880
Class F Shares	3,386,332.6570
Class R6 Shares	1,381,473.4460
Institutional Shares	41,101,290.1420
Federated Hermes Global Allocation Fund
Class A Shares	7,112,871.5080
Class C Shares	1,752,843.0700
Class R Shares	2,038,778.7090
Class R6 Shares	143,140.5870
Institutional Shares	2,831,016.9880
Federated Hermes Government Income Trust
Federated Hermes Government Income Fund
Institutional Shares	9,766,576.3420
Service Shares	8,609,564.7560

REGISTRANT AND FUND(S) / CLASS(ES)	TOTAL NUMBER OF SHARES OF BENEFICIAL INTEREST AS OF AUGUST 26, 2024
Federated Hermes High Yield Trust
Federated Hermes Opportunistic High Yield Bond Fund
Class A Shares	4,773,455.0460
Class C Shares	1,573,299.4000
Class R6 Shares	1,704,188.8510
Institutional Shares	34,608,397.5750
Service Shares	30,859,120.8600
Federated Hermes Income Securities Trust
Federated Hermes Capital Income Fund
Class A Shares	52,318,186.4970
Class C Shares	2,922,243.6620
Class F Shares	9,412,423.3970
Class R Shares	174,921.7290
Institutional Shares	14,919,834.8620
Federated Hermes Floating Rate Strategic Income Fund
Class A Shares	19,873,060.2400
Class R6 Shares	1,077,435.3760
Institutional Shares	27,078,204.2370
Federated Hermes Fund for U.S. Government Securities
Class A Shares	15,738,445.0370
Class C Shares	420,166.1050
Institutional Shares	219,195.3320
Federated Hermes Intermediate Corporate Bond Fund
Class R6 Shares	20,482,454.5260
Institutional Shares	25,774,765.1630
Service Shares	286,858.5860
Federated Hermes Muni and Stock Advantage Fund
Class A Shares	44,766,646.4460
Class C Shares	5,320,589.5570
Class F Shares	12,916,557.9700
Institutional Shares	31,952,519.3360
Federated Hermes Inflation Protected Securities Fund
Class A Shares	1,293,079.1800
Class C Shares	251,217.6930
Class R6 Shares	874,525.5620
Institutional Shares	8,246,039.9020
Federated Hermes Short-Term Income Fund
Class A Shares	17,348,206.8240
Class R6 Shares	11,650,518.6810
Institutional Shares	104,641,576.5720
Service Shares	11,795,514.7550

REGISTRANT AND FUND(S) / CLASS(ES)	TOTAL NUMBER OF SHARES OF BENEFICIAL INTEREST AS OF AUGUST 26, 2024
Federated Hermes Index Trust
Federated Hermes Max-Cap Index Fund
Class C Shares	4,348,187.5410
Class R Shares	5,286,398.2270
Institutional Shares	10,356,932.8060
Service Shares	8,400,120.5010
Federated Hermes Mid-Cap Index Fund
Class R6 Shares	2,482,839.4410
Institutional Shares	2,665,588.3510
Service Shares	12,350,792.5560
Federated Hermes Institutional Trust
Federated Hermes Government Ultrashort Fund
Class A Shares	12,708,324.9990
Class R6 Shares	20,506,563.0050
Institutional Shares	73,478,071.5560
Service Shares	14,881,789.1170
Federated Hermes Institutional High Yield Bond Fund
Class A Shares	1,566,238.4140
Class C Shares	266,005.6220
Class R6 Shares	221,562,302.0610
Institutional Shares	640,331,321.8420
Federated Hermes Short-Intermediate Total Return Bond Fund
Class A Shares	25,573,100.4600
Class R6 Shares	20,495,177.3220
Institutional Shares	23,463,059.1950
Service Shares	1,065,981.6040
Federated Hermes Insurance Series
Federated Hermes Fund for U.S. Government Securities II	8,220,168.4930
Federated Hermes Government Money Fund II
Service Shares	81,122,185.0000
Federated Hermes High Income Bond Fund II
Primary Shares	12,364,575.0920
Service Shares	9,130,216.6940
Federated Hermes Kaufmann Fund II
Primary Shares	1,791,114.5970
Service Shares	6,333,117.0910
Federated Hermes Managed Volatility Fund II
Primary Shares	18,703,927.5790
Service Shares	149,110.8980
Federated Hermes Quality Bond Fund II
Primary Shares	12,837,799.6290
Service Shares	1,161,915.2430

REGISTRANT AND FUND(S) / CLASS(ES)	TOTAL NUMBER OF SHARES OF BENEFICIAL INTEREST AS OF AUGUST 26, 2024
Federated Hermes Intermediate Municipal Trust
Federated Hermes Intermediate Municipal Fund
Class A Shares	3,420,449.2110
Institutional Shares	15,977,139.6260
Federated Hermes International Series, Inc.
Federated Hermes Global Total Return Bond Fund
Class A Shares	1,688,358.6070
Class C Shares	11,763.4070
Institutional Shares	323,069.7260
Federated Hermes Investment Series Funds, Inc.
Federated Hermes Corporate Bond Fund
Class A Shares	28,278,611.4570
Class C Shares	1,527,309.3810
Class F Shares	6,529,545.4370
Class R6 Shares	9,113,783.4120
Institutional Shares	90,304,209.0200
Federated Hermes Managed Pool Series
Federated Hermes Corporate Bond Strategy Portfolio	18,214,625.6330
Federated Hermes High Yield Strategy Portfolio	2,701,511.5480
Federated Hermes International Bond Strategy Portfolio	5,928,673.7620
Federated Hermes International Dividend Strategy Portfolio	9,985,667.0140
Federated Hermes Mortgage Strategy Portfolio	129,975,556.5040
Federated Hermes MDT Series
Federated Hermes MDT All Cap Core Fund
Class A Shares	4,459,284.1670
Class C Shares	1,335,953.6770
Class R6 Shares	1,574,166.8530
Institutional Shares	16,722,976.7930
Federated Hermes MDT Balanced Fund
Class A Shares	5,842,930.5460
Class C Shares	555,331.7490
Class R6 Shares	148,185.7030
Institutional Shares	3,632,836.5670
Federated Hermes MDT Large Cap Growth Fund
Class A Shares	8,154,249.0340
Class C Shares	1,459,604.3350
Class R6 Shares	1,506.0240
Institutional Shares	37,912,094.0510
Federated Hermes MDT Small Cap Core Fund
Class A Shares	5,130,349.8790
Class C Shares	1,185,494.3480
Class R6 Shares	7,322,155.6240
Institutional Shares	38,774,699.5160

REGISTRANT AND FUND(S) / CLASS(ES)	TOTAL NUMBER OF SHARES OF BENEFICIAL INTEREST AS OF AUGUST 26, 2024
Federated Hermes MDT Small Cap Growth Fund
Class A Shares	3,154,797.6700
Class C Shares	764,902.2820
Class R6 Shares	6,666,439.2680
Institutional Shares	8,026,756.4200
Federated Hermes Money Market Obligations Trust
Federated Hermes California Municipal Cash Trust
Capital Shares	18,433,637.0000
Cash II Shares	6,816,519.5800
Cash Series Shares	14,616,128.3770
Wealth Shares	1,351,918,229.5990
Service Shares	102,331,279.9500
Federated Hermes Capital Reserves Fund	3,688,707,506.1900
Federated Hermes Government Obligations Fund
Administrative Shares	125,999,177.8400
Advisor Shares	8,320,727,067.4170
Capital Shares	9,953,742,136.9100
Cash II Shares	679,072,426.8800
Cash Series Shares	618,766,801.9700
Institutional Shares	32,026,658,630.7030
Premier Shares	97,696,706,473.8630
Select Shares	1,145,723,563.4410
Service Shares	11,461,302,227.3110
Trust Shares	1,196,686,916.6700
SDG Shares	1,354,807,788.9500
Federated Hermes Government Obligations Tax-Managed Fund
Automated Shares	446,393,067.0280
Institutional Shares	4,205,623,585.0650
Service Shares	3,016,026,997.1410
Federated Hermes Government Reserves Fund
Class A Shares	239,134,832.5600
Class C Shares	2,420,094.5330
Class F Shares	1,224,278.3080
Class P Shares	6,113,998,461.9700
Federated Hermes Institutional Prime Obligations Fund
Institutional Shares	16,602,320,522.9650
Service Shares	823,039,295.7930
Federated Hermes Institutional Tax-Free Cash Trust
Premier Shares	781,926,883.9640
Institutional Shares	1,807,330,738.6300

REGISTRANT AND FUND(S) / CLASS(ES)	TOTAL NUMBER OF SHARES OF BENEFICIAL INTEREST AS OF AUGUST 26, 2024
Federated Hermes Municipal Obligations Fund
Automated Shares	25,570,275.3500
Capital Shares	293,087,026.7500
Cash II Shares	53,213,560.0500
Cash Series Shares	160,596,270.5800
Wealth Shares	3,817,568,882.0190
Investment Shares	20,861,308.8200
Service Shares	190,799,738.0760
Federated Hermes New York Municipal Cash Trust
Cash II Shares	3,006,820.7600
Cash Series Shares	31,814,997.4200
Wealth Shares	272,331,099.9600
Service Shares	49,025,858.5060
Federated Hermes Prime Cash Obligations Fund
Advisor Shares	2,669,379,000.3110
Automated Shares	966,690,715.3440
Capital Shares	801,504,847.9550
Cash II Shares	1,211,598,244.1790
Cash Series Shares	110,753,719.6400
Class R Shares	51,180,660.6300
Wealth Shares	70,678,634,832.7410
Service Shares	4,105,920,056.6040
Trust Shares	117,832,091.2730
Federated Hermes Tax-Free Obligations Fund
Advisor Shares	327,528,969.1880
Service Shares	309,944,206.2110
Wealth Shares	4,163,625,644.3680
Federated Hermes Treasury Obligations Fund
Administrative Shares	2,789,700,255.8100
Advisor Shares	50,000.0000
Automated Shares	1,404,251,044.6010
Cash Management Shares	50,000.0000
Capital Shares	6,606,243,829.2490
Institutional Shares	31,815,282,996.9300
Premier Shares	9,526,149,667.8150
Select Shares	347,815,166.9500
Service Shares	3,793,123,270.1360
Trust Shares	537,848,591.5300
Federated Hermes Trust for U.S. Treasury Obligations Fund
Cash II Shares	525,017,590.6940
Cash Series Shares	661,187,534.2700
Institutional Shares	8,373,665,122.3340
Service Shares	430,633,417.7700

REGISTRANT AND FUND(S) / CLASS(ES)	TOTAL NUMBER OF SHARES OF BENEFICIAL INTEREST AS OF AUGUST 26, 2024
Federated Hermes U. S. Treasury Cash Reserves
Administrative Shares	654,254,217.9800
Advisor Shares	1,406,962.0800
Institutional Shares	32,909,526,523.3320
Premier Shares	18,676,103,494.1600
Select Shares	209,323,447.4000
Service Shares	5,013,449,924.2310
Federated Hermes Municipal Bond Fund, Inc.
Class A Shares	21,054,153.3510
Class C Shares	315,413.3490
Class F Shares	1,979,543.5020
Institutional Shares	2,377,296.0220
Federated Hermes Municipal Securities Income Trust
Federated Hermes Municipal High Yield Advantage Fund
Class A Shares	16,712,381.0710
Class C Shares	1,477,498.7510
Class F Shares	12,059,417.2280
Institutional Shares	28,616,550.7220
Federated Hermes Ohio Municipal Income Fund
Class A Shares	1,599,059.7390
Class F Shares	4,150,650.2640
Institutional Shares	2,043,316.4210
Federated Hermes Pennsylvania Municipal Income Fund
Class A Shares	7,793,769.8190
Institutional Shares	2,352,463.6470
Federated Hermes Project and Trade Finance Tender Fund	78,159,950.35
Federated Hermes Short-Intermediate Duration Municipal Trust
Federated Hermes Short-Intermediate Municipal Fund
Class A Shares	12,255,963.9550
Institutional Shares	25,916,389.3670
Service Shares	675,282.9340
Federated Hermes Short-Intermediate Government Trust
Federated Hermes Short-Intermediate Government Fund
Class R Shares	395,643.6280
Institutional Shares	9,244,654.0910
Service Shares	745,841.3420

REGISTRANT AND FUND(S) / CLASS(ES)	TOTAL NUMBER OF SHARES OF BENEFICIAL INTEREST AS OF AUGUST 26, 2024
Federated Hermes Short-Term Government Trust
Federated Hermes Short-Term Government Fund
Institutional Shares	5,976,314.8220
Service Shares	765,746.9900
Federated Hermes Sustainable High Yield Bond Fund, Inc.
Class A Shares	43,103,219.5620
Class C Shares	2,720,028.6200
Class R6 Shares	11,413,726.7540
Institutional Shares	9,146,666.9120
Federated Hermes Total Return Government Bond Fund
Class R6 Shares	8,304,245.4100
Institutional Shares	10,487,695.3510
Service Shares	1,528,120.3850
Federated Hermes Total Return Series, Inc.
Federated Hermes Core Bond Fund
Class A Shares	138,435.8780
Institutional Shares	2,723,397.3330
Federated Hermes Total Return Bond Fund
Class A Shares	20,167,377.8980
Class C Shares	4,607,492.9470
Class R Shares	2,677,835.7420
Class R6 Shares	363,435,565.9560
Institutional Shares	1,122,792,945.1370
Service Shares	17,603,460.7440
Federated Hermes Ultrashort Bond Fund
Class A Shares	30,214,567.3080
Class R6 Shares	100,639,034.9040
Institutional Shares	167,090,647.1640
Service Shares	1,278,895.6620
Federated Hermes World Investment Series, Inc.
Federated Hermes Emerging Market Debt Fund
Class A Shares	1,497,588.2870
Class C Shares	13,852.0580
Institutional Shares	526,774.1900
Federated Hermes International Leaders Fund
Class A Shares	6,401,556.5080
Class C Shares	398,031.8700
Class R Shares	753,499.5390
Class R6 Shares	2,624,561.7760
Institutional Shares	23,373,255.4690
Federated Hermes International Small-Mid Company Fund
Class A Shares	1,865,238.8180
Class C Shares	92,316.5180
Institutional Shares	4,489,606.3640

APPENDIX D - SIGNIFICANT SHAREOWNERS OF FUNDS AND CLASSES
The following table lists the shareholders that as of the Record Date owned beneficially or of record more than 5% of the indicated Funds and/or classes of shares. Shareholders owning 25% or more of outstanding shares of a Fund or any class of a Fund may be in control of that Fund or that class of the Fund and may be able to affect the outcome of the proposal.
REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Hermes Adjustable Rate Securities Trust
Federated Hermes Adjustable Rate Fund
Class A Shares
	National Financial Services LLC	Jersey City, NJ	303,161	7.82%
	Charles Schwab & Co. Inc.	San Francisco, CA	1,512,897	39.03%
	Wells Fargo Clearing Services LLC	St. Louis, MO	736,748	19.01%
	Oppenheimer & Co. Inc.	Hanover, NH	307,316	7.93%
Institutional Shares
	Merrill Lynch Pierce Fenner & Smith	Jacksonville, FL	2,476,942	17.24%
	National Financial Services LLC	Jersey City, NJ	2,616,245	18.21%
	Charles Schwab & Co. Inc.	San Francisco, CA	875,430	6.09%
	LPL Financial	San Diego, CA	1,867,007	13.00%
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,024,277	7.13%
	Raymond James	St. Petersburg, FL	1,182,979	8.23%
	Minnesota Life Insurance Company	St. Paul, MN	1,337,949	9.31%
Federated Hermes Adviser Series
Federated Hermes Conservative Microshort Fund
Institutional Shares
	Pershing LLC	Jersey City, NJ	2,936,975	19.78%
	National Financial Services LLC	Jersey City, NJ	3,592,540	24.19%
	Charles Schwab & Co. Inc.	San Francisco, CA	2,615,246	17.61%
	LPL Financial	San Diego, CA	3,487,864	23.49%
	Raymond James	St. Petersburg, FL	1,817,640	12.24%
Federated Hermes Conservative Municipal Microshort Fund
Institutional Shares
	Pershing LLC	Jersey City, NJ	1,437,437	6.05%
	National Financial Services LLC	Jersey City, NJ	17,873,499	75.23%
	Charles Schwab & Co. Inc.	San Francisco, CA	1,840,196	7.75%
	Raymond James	St. Petersburg, FL	1,515,514	6.38%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Hermes Emerging Markets Equity Fund
Class R6 Shares
	Richard H. Donahue	Sewickley, PA	14,352	39.75%
	Martin C. Schulz & Kristen H. Schulz	Alta, WY	7,802	21.61%
	Matrix Trust Company	Folsom, CA	2,466	6.83%
	Mid Atlantic Trust Company	Pittsburgh, PA	5,616	15.56%
Institutional Shares
	Charles Schwab & Co. Inc.	San Francisco, CA	861,129	32.40%
	LPL Financial	San Diego, CA	380,522	14.32%
	American Enterprise Inv. Svc.	Minneapolis, MN	251,444	9.46%
	FII Holdings Inc.	Pittsburgh, PA	914,833	34.42%
Federated Hermes Global Equity Fund
Class R6 Shares
	Federated Global Investment Management Corp.	Pittsburgh, PA	1,589	39.75%
	Kathleen D. Wallach	Pittsburgh, PA	1,091	27.28%
	Kathleen D. Wallach	Pittsburgh, PA	785	19.63%
	Kathleen D. Wallach	Pittsburgh, PA	534	13.34%
Institutional Shares
	Charles Schwab & Co. Inc.	San Francisco, CA	348,612	26.32%
	Hermes Fund Managers Limited	London, United Kingdom	251,908	19.02%
	Saxon & Co.	Philadelphia, PA	690,942	52.17%
Federated Hermes International Equity Fund
Class A Shares
	National Financial Services LLC	Jersey City, NJ	141,394	19.12%
	Charles Schwab & Co. Inc.	San Francisco, CA	346,684	46.88%
Class C Shares
	National Financial Services LLC	Jersey City, NJ	11,170	9.45%
	Charles Schwab & Co. Inc.	San Francisco, CA	47,225	39.94%
	Wells Fargo Clearing Services LLC	St. Louis, MO	14,833	12.54%
	RBC Capital Markets LLC	Minneapolis, MN	12,796	10.82%
	Raymond James	St. Petersburg, FL	11,681	9.88%
Class R6 Shares
	Saxon & Co.	Philadelphia, PA	3,923,175	24.79%
	Saxon & Co.	Philadelphia, PA	6,214,059	39.26%
	National Financial Services LLC	Jersey City, NJ	1,464,514	9.25%
	Associated Trust Company	Green Bay, WI	1,849,776	11.69%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Institutional Shares
	National Financial Services LLC	Jersey City, NJ	15,122,591	52.11%
	Charles Schwab & Co. Inc.	San Francisco, CA	2,454,423	8.46%
	Standard Insurances Company	Portland, OR	3,495,692	12.05%
Federated Hermes International Growth Fund
Class R6 Shares
	Kathleen D. Wallach	Pittsburgh, PA	4,130	9.87%
	Richard H. Donahue	Sewickley, PA	14,681	35.08%
	Martin C. Schulz & Kristen H. Schulz	Alta, WY	8,199	19.59%
Institutional Shares
	Federated Hermes International Equity Fund	Warrendale, PA	38,633,683	93.25%
Federated Hermes MDT Large Cap Value Fund
Class A Shares
	Edward D. Jones & Co.	St. Louis, MO	2,923,725	16.65%
	National Financial Services LLC	New York, NY	2,032,905	11.58%
	Charles Schwab & Co. Inc.	Denver, CO	950,571	5.41%
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,041,952	5.93%
Class C Shares
	Charles Schwab & Co. Inc.	San Francisco, CA	30,369	8.10%
	Wells Fargo Clearing Services LLC	St. Louis, MO	95,752	25.54%
	Raymond James	St. Petersburg, FL	31,578	8.42%
Class R Shares
	Mid Atlantic Trust Company	Pittsburgh, PA	39,382	8.17%
	Mid Atlantic Trust Company	Pittsburgh, PA	24,151	5.01%
Class R6 Shares
	Edward D. Jones & Co.	St. Louis, MO	250,761	12.12%
	Max Fund Partners LP	Pittsburgh, PA	109,168	5.28%
	Matrix Trust Company	Denver, CO	268,841	12.99%
	American Trust Center	Bismarck, ND	150,022	7.25%
	American Trust Center	Bismarck, ND	333,391	16.11%
	Saxon & Co	Cleveland, OH	140,095	6.77%
Institutional Shares
	National Financial Services LLC	Jersey City, NJ	2,634,777	18.94%
	Charles Schwab & Co. Inc.	San Francisco, CA	974,928	7.01%
	Empower Trust	Greenwood Village, CO	1,752,915	12.60%
	Raymond James	St. Petersburg, FL	1,451,242	10.43%
	Empower Trust	Greenwood Village, CO	1,488,237	10.41%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Service Shares
	National Financial Services LLC	Jersey City, NJ	499,517	11.40%
	Charles Schwab & Co. Inc.	San Francisco, CA	541,040	12.35%
	Charles Schwab & Co. Inc.	San Francisco, CA	291,164	6.65%
	Paychex Securities Corporation	W Henrietta, NY	398,292	9.09%
Federated Hermes MDT Market Neutral Fund
Class A Shares
	National Financial Services LLC	New York, NY	4,151,488	82.36%
Institutional Shares
	Pershing LLC	Jersey City, NJ	1,390,999	5.55%
	National Financial Services	Jersey City, NJ	2,481,233	9.91%
	DST OMNI Pass Thru	San Francisco, CA	1,725,167	6.89%
	LPL Financial	San Diego, CA	4,204,859	16.79%
	American Enterprise Inv. Svc.	Minneapolis, MN	12,429,266	49.63%
Federated Hermes SDG Engagement Equity Fund
Class A Shares
	National Financial Services LLC	New York, NY	29,808	66.31%
	Vanguard Brokerage Services	Malvern, PA	5,806	12.92%
	Raymond James	St. Petersburg, FL	5,947	13.23%
Class R6 Shares
	National Financial Services LLC	Jersey City, J	12,531	99.94%
Institutional Shares
	Pershing LLC	Jersey City, NJ	2,475,784	33.74%
	National Financial Services LLC	Jersey City, NJ	695,336	9.48%
	Charles Schwab & Co. Inc.	San Francisco, CA	704,112	9.60%
	UBS WM USA	Weehawken, NJ	2,720,784	37.08%
Federated Hermes SDG Engagement High Yield Credit Fund
Class R6 Shares
	Federated Investment Management Company	Pittsburgh, PA	1,241	100.00%
Institutional Shares
	National Financial Services LLC	Jersey City, NJ	677,856	8.25%
	FII Holdings Inc.	Pittsburgh, PA	1,137,659	13.85%
	UBS WM USA	Weehawken, NJ	4,568,891	55.61%
	Hermes Fund Managers Limited	London, United Kingdom	1,178,261	14.34%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Hermes U.S. SMID Fund
Institutional Shares
	National Financial Services LLC	Jersey City, NJ	15,373	5.39%
	Hermes Fund Managers Limited	London, United Kingdom	259,137	90.92%
Federated Hermes Core Trust
Bank Loan Core Fund
	Federated Hermes Floating Strategic Income Fund	Warrendale, PA	35,877,501	64.51%
	Federated Hermes Total Return Bond Fund	Warrendale, PA	7,960,466	14.31%
	Northern TR CO	Chicago, IL	4,305,689	7.74%
Emerging Markets Core Fund
	Federated Hermes Strategic Income Fund	Warrendale, PA	16,092,980	16.94%
	Federated Hermes Total Return Bond Fund	Warrendale, PA	50,799,543	53.46%
	Federated Hermes Capital Income Fund	Warrendale, PA	11,213,347	11.80%
	Federated Hermes International Bond Strategy Portfolio	Warrendale, PA	4,788,535	5.04%
Mortgage Core Fund
	State Street Corp., Total Return Bond Fund	Warrendale, PA	504,258,914	71.32%
	Federated Hermes Mortgage Strategy Portfolio	Warrendale, PA	130,466,268	18.45%
High Yield Bond Core Fund
	Federated Hermes Total Return Bond Fund	Warrendale, PA	67,214,706	41.44%
	Federated Hermes Strategic Income Fund	Warrendale, PA	37,291,092	22.99%
	Federated Bond Fund	Warrendale, PA	16,843,980	10.39%
	Federated Hermes Capital Income Fund	Warrendale, PA	14,045,583	8.66%
Federated Hermes Core Trust III
Project and Trade Finance Core Fund
	Federated Hermes Total Return Bond Fund	Warrendale, PA	83,116,251	79.96%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Hermes Equity Funds
Federated Hermes Clover Small Value Fund
Class A Shares	Edward D Jones & Co.	St. Louis, MO	199,539	9.12%
	National Financial Services LLC	New York, NY	237,201	10.85%
	Charles Schwab & Co. Inc.	Denver, CO	442,459	20.23%
	Raymond James Omnibus	St. Petersburg, FL	154,885	7.08%
	Morgan Stanley Smith Barney LLC	New York, NY	144,468	6.61%
	Paychex Securities Corporation	W Henrietta, NY	130,344	5.96%
Class C Shares
	Pershing LLC	Jersey City, NJ	22,318	8.57%
	Wells Fargo Clearing Services LLC	St. Louis, MO	15,745	6.04%
	Raymond James Omnibus	St. Petersburg, FL	25,723	9.88%
	Morgan Stanley Smith Barney LLC	New York, NY	13,038	5.01%
Class R Shares
	Hartford Life Insurance Co.	Hartford, CT	33,729	6.58%
	Equitable Life	Secaucus, NJ	349,157	68.16%
	Massachusetts Mutual Life Insurance	Springfield, MA	26,308	5.14%
	DCGT AS TTEE	Des Moines, IA	36,307	7.09%
Class R6 Shares
	Edward D Jones & Co.	St. Louis, MO	27,945	7.00%
	Charles Schwab & Co. Inc.	San Francisco, CA	83,523	20.92%
	National Financial Services LLC	Jersey City, NJ	36,376	9.11%
	Empower Trust Company LLC	Greenwood VLG, CO	46,198	11.57%
	Massachusetts Mutual Life Insurance	Springfield, MA	28,103	7.04%
Institutional Shares
	Pershing LLC	Jersey City, NJ	182,272	5.02%
	National Financial Services LLC	Jersey City, NJ	262,646	7.23%
	Charles Schwab & Co. Inc.	San Francisco, CA	739,504	20.37%
	Empower Trust	Greenwood Vlg, CO	352,719	9.72%
	American Enterprise Inv Svc	Minneapolis, MN	423,883	11.68%
	TIAA Trust, N.A.	Charlotte, NC	355,698	9.80%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Hermes International Strategic Value Dividend Fund
Class A Shares
	Edward D Jones & Co.	St. Louis, MO	6,477,037	26.16%
	National Financial Services LLC	New York, NY	4,637,917	18.73%
	Charles Schwab & Co. Inc.	San Francisco, CA	1,765,342	7.13%
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,465,155	5.92%
	Raymond James Omnibus	St. Petersburg, FL	1,791,868	7.24%
	Morgan Stanley Smith Barney LLC	New York, NY	3,236,100	13.07%
Class C Shares
	Merrill Lynch Pierce Fenner & Smith	Jacksonville, FL	608,188	15.91%
	LPL Financial	San Diego, CA	399,183	10.44%
	Wells Fargo Clearing Services LLC	St. Louis, MO	566,718	14.82%
	American Enterprise Inv Svc	Minneapolis, MN	279,112	7.30%
	Raymond James Omnibus	St. Petersburg, FL	628,937	16.45%
	Morgan Stanley Smith Barney LLC	New York, NY	826,769	21.63%
Class R6 Shares
	Edward D Jones & Co.	St. Louis, MO	9,418,655	34.90%
	J. P. Morgan Securities LLC	Brooklyn, NY	2,054,454	7.61%
	SEI Private Trust Company	Oaks, PA	4,319,277	16.01%
	SEI Private Trust Company	Oaks, PA	1,802,108	6.68%
	SEI Private Trust Company	Oaks, PA	1,532,909	5.68%
	TIAA Trust, N.A.	Charlotte, NC	2,913,603	10.80%
Institutional Shares
	National Financial Services LLC	Jersey City, NJ	10,760,737	8.63%
	LPL Financial	San Diego, CA	9,791,776	7.85%
	Wells Fargo Clearing Services LLC	St. Louis, MO	7,958,443	6.38%
	American Enterprise Inv Svc	Minneapolis, MN	24,461,774	19.62%
	Raymond James Omnibus	St. Petersburg, FL	15,060,903	12.08%
	Morgan Stanley Smith Barney LLC	New York, NY	30,356,517	24.35%
Federated Hermes Kaufmann Fund
Class A Shares
	Edward D Jones & Co.	St. Louis, MO	38,521,681	20.46%
	National Financial Services LLC	New York, NY	18,559,715	9.86%
	Pershing LLC	Jersey City, NJ	11,872,393	6.31%
	Charles Schwab & Co. Inc.	San Francisco, CA	9,797,321	5.20%
	LPL Financial	San Diego, CA	9,945,368	5.28%
	Wells Fargo Clearing Services LLC	St. Louis, MO	17,110,787	9.09%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Class C Shares
	Pershing LLC	Jersey City, NJ	662,124	6.14%
	Charles Schwab & Co. Inc.	San Francisco, CA	722,394	6.69%
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,959,275	18.16%
	Morgan Stanley Smith Barney LLC	New York, NY	1,142,840	10.59%
Class R Shares
	Charles Schwab & Co. Inc.	San Francisco, CA	59,334,526	9.94%
Institutional Shares
	Edward D Jones & Co.	St. Louis, MO	7,367,388	14.33%
	National Financial Services LLC	Jersey City, NJ	3,371,557	6.56%
	Charles Schwab & Co. Inc.	San Francisco, CA	3,636,340	7.07%
	LPL Financial	San Diego, CA	2,581,878	5.02%
	Wells Fargo Clearing Services LLC	St. Louis, MO	5,622,062	10.94%
	Lincoln Investment Planning LLC	Ft Washington, PA	3,356,987	6.53%
	UBS WM USA	Weehawken, NJ	3,656,405	7.11%
	Raymond James Omnibus	St. Petersburg, FL	5,567,456	10.83%
	Morgan Stanley Smith Barney LLC	New York, NY	5,046,223	9.82%
Federated Hermes Kaufmann Large Cap Fund
Class A Shares
	Edward D Jones & Co.	St. Louis, MO	3,675,334	13.76%
	Merrill Lynch Pierce Fenner & Smith	Jacksonville, FL	1,719,083	6.43%
	National Financial Services LLC	New York, NY	2,271,687	8.50%
	Pershing LLC	Jersey City, NJ	1,719,342	6.43%
	Charles Schwab & Co. Inc.	San Francisco, CA	1,719,483	6.44%
	Wells Fargo Clearing Services LLC	St. Louis, MO	2,272,709	8.51%
	UBS WM USA	Weehawken, NJ	1,662,049	6.22%
	Raymond James Omnibus	St. Petersburg, FL	2,444,495	9.15%
	Morgan Stanley Smith Barney LLC	New York, NY	1,955,563	7.32%
Class C Shares
	National Financial Services LLC	New York, NY	334,087	6.38%
	Pershing LLC	Jersey City, NJ	380,991	7.28%
	LPL Financial	San Diego, CA	487,832	9.32%
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,001,086	19.13%
	American Enterprise Inv Svc	Minneapolis, MN	420,054	8.03%
	Raymond James Omnibus	St. Petersburg, FL	1,016,585	19.43%
Class R Shares
	State Street Bank and Trust Company	Boston, MA	185,768	7.00%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Class R6 Shares
	Edward D Jones & Co.	St. Louis, MO	1,341,099	45.97%
	Max Fund Partners LP	Pittsburgh, PA	198,235	6.80%
Institutional Shares
	Merrill Lynch Pierce Fenner & Smith	Jacksonville, FL	2,578,129	8.00%
	National Financial Services LLC	Jersey City, NJ	1,850,438	5.74%
	Charles Schwab & Co. Inc.	San Francisco, CA	2,421,769	7.51%
	Charles Schwab & Co. Inc.	San Francisco, CA	1,643,692	5.10%
	LPL Financial	San Diego, CA	1,943,283	6.03%
	Wells Fargo Clearing Services LLC	St. Louis, MO	2,773,323	8.60%
	American Enterprise Inv Svc	Minneapolis, MN	2,727,532	8.46%
	UBS WM USA	Weehawken, NJ	3,041,482	9.43%
	Raymond James Omnibus	St. Petersburg, FL	4,437,072	13.76%
	Morgan Stanley Smith Barney LLC	New York, NY	4,280,929	13.28%
Federated Hermes Kaufmann Small Cap Fund
Class A Shares	Edward D Jones & Co.	St. Louis, MO	1,455,042	9.86%
	National Financial Services LLC	New York, NY	2,143,388	14.53%
	Pershing LLC	Jersey City, NJ	1,506,983	10.21%
	Charles Schwab & Co. Inc.	San Francisco, CA	778,575	5.28%
	Charles Schwab & Co. Inc.	San Francisco, CA	1,109,829	7.52%
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,339,380	9.08%
	Morgan Stanley Smith Barney LLC	New York, NY	881,753	5.98%
Class C Shares
	National Financial Services LLC	New York, NY	321,790	7.61%
	Pershing LLC	Jersey City, NJ	322,330	7.62%
	Charles Schwab & Co. Inc.	San Francisco, CA	333,982	7.90%
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,035,629	24.49%
	American Enterprise Inv Svc	Minneapolis, MN	315,276	7.46%
	RBC Capital Markets LLC	Minneapolis, MN	437,646	10.35%
	Raymond James Omnibus	St. Petersburg, FL	533,887	12.62%
	Morgan Stanley Smith Barney LLC	New York, NY	342,834	8.11%
Class R Shares
	Voya Institutional Trust Company	Windsor, CT	1,103,052	45.00%
	Sammons Retirement Solution	West Des Moines, IA	485,385	19.80%
Class R6 Shares
	Edward D Jones & Co.	St. Louis, MO	4,265,638	37.36%
	Factory Mutual Insurance Company	Johnston, RI	1,618,361	14.17%
	DCGT	Des Moines, IA	1,017,921	8.91%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Institutional Shares
	Pershing LLC	Jersey City, NJ	2,598,627	5.62%
	National Financial Services LLC	Jersey City, NJ	4,485,753	9.71%
	Charles Schwab & Co. Inc.	San Francisco, CA	3,574,034	7.73%
	Charles Schwab & Co. Inc.	San Francisco, CA	2,815,327	6.09%
	LPL Financial	San Diego, CA	3,657,285	7.91%
	Wells Fargo Clearing Services LLC	St. Louis, MO	4,481,940	9.70%
	American Enterprise Inv Svc	Minneapolis, MN	6,437,849	13.93%
	Raymond James Omnibus	St. Petersburg, FL	5,875,597	12.71%
	Morgan Stanley Smith Barney LLC	New York, NY	3,616,644	7.83%
Federated Hermes MDT Mid Cap Growth Fund
Class A Shares
	Edward D Jones & Co.	St. Louis, MO	856,966	12.07%
	National Financial Services LLC	New York, NY	442,329	6.23%
	MLPF&S	Jacksonville, FL	1,078,991	15.20%
Class C Shares
	Pershing LLC	Jersey City, NJ	40,335	6.69%
	MLPF&S	Jacksonville, FL	109,836	18.21%
	Charles Schwab & Co. Inc.	San Francisco, CA	45,710	7.58%
	Wells Fargo Clearing Services LLC	St. Louis, MO	103,792	17.21%
	American Enterprise Inv Svc	Minneapolis, MN	47,116	7.81%
	Raymond James Omnibus	St. Petersburg, FL	64,005	10.61%
Class R6 Shares
	Edward D Jones & Co.	St. Louis, MO	524,795	10.50%
	Merrill Lynch Pierce Fenner & Smith	Jacksonville, FL	1,064,415	21.31%
	American United Life Ins Co	Indianapolis, IN	249,975	5.00%
	National Financial Services	Jersey City, NJ	689,858	13.81%
	Empower Trust	Greenwood Vlg, CO	359,183	7.19%
Institutional Shares
	Merrill Lynch Pierce Fenner & Smith	Jacksonville, FL	908,272	5.12%
	Pershing LLC	Jersey City, NJ	1,532,017	8.63%
	National Financial Services LLC	Jersey City, NJ	2,214,037	12.48%
	Charles Schwab & Co. Inc.	San Francisco, CA	1,226,242	6.91%
	Empower Trust	Greenwood Vlg, CO	1,830,263	10.31%
	LPL Financial	San Diego, CA	1,596,283	9.00%
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,226,238	6.91%
	American Enterprise Inv Svc	Minneapolis, MN	2,231,207	12.57%
	Lincoln Investment Planning Llc	Ft. Washington PA	1,192,659	6.72%
	Raymond James Omnibus	St. Petersburg, FL	1,567,266	8.83%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Hermes Prudent Bear Fund
Class A Shares
	National Financial Services LLC	New York, NY	835,825	12.30%
	Voya Institutional Trust Company	Windsor, CT	433,609	6.38%
	Charles Schwab & Co. Inc.	San Francisco, CA	1,901,048	27.97%
	Charles Schwab & Co. Inc.	San Francisco, CA	869,827	12.80%
Class C Shares
	Charles Schwab & Co. Inc.	San Francisco, CA	1,413,080	50.35%
	American Enterprise Inv Svc	Minneapolis, MN	257,864	9.19%
	Raymond James Omnibus	St. Petersburg, FL	472,414	16.83%
Institutional Shares
	National Financial Services LLC	Jersey City, NJ	1,768,264	9.18%
	LPL Financial	San Diego, CA	4,772,171	24.79%
	Wells Fargo Clearing Services LLC	St. Louis, MO	6,717,129	34.89%
	UBS WM USA	Weehawken, NJ	1,219,079	6.33%
	Raymond James Omnibus	St. Petersburg, FL	2,025,437	10.52%
Federated Hermes Strategic Value Dividend Fund
Class A Shares
	Edward D Jones & Co.	St. Louis, MO	44,642,243	16.81%
	National Financial Services LLC	New York, NY	27,008,021	10.17%
	MLPF&S	Jacksonville, FL	17,220,380	6.48%
	Wells Fargo Clearing Services LLC	St. Louis, MO	25,253,326	9.51%
	Raymond James Omnibus	St. Petersburg, FL	45,654,156	17.19%
	Morgan Stanley Smith Barney LLC	New York, NY	25,063,686	9.44%
Class C Shares
	MLPF&S	Jacksonville, FL	3,642,045	5.87%
	Charles Schwab & Co. Inc.	San Francisco, CA	3,993,091	6.44%
	Wells Fargo Clearing Services LLC	St. Louis, MO	11,012,696	17.75%
	American Enterprise Inv Svc	Minneapolis, MN	4,176,365	6.73%
	J. P. Morgan Securities LLC	Brooklyn, NY	3,559,212	5.74%
	Raymond James Omnibus	St. Petersburg, FL	17,301,898	27.89%
	Morgan Stanley Smith Barney LLC	New York, NY	6,421,075	10.35%
Class R6 Shares
	Edward D Jones & Co.	St. Louis, MO	70,228,313	34.15%
	Merrill Lynch Pierce Fenner & Smith	Jacksonville, FL	12,504,604	6.08%
	J. P. Morgan Securities LLC	Brooklyn, NY	55,744,702	27.11%
	Saxon & Co.	Cleveland, OH	14,873,699	7.23%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Institutional Shares
	National Financial Services LLC	Jersey City, NJ	85,125,925	10.67%
	MLPF&S	Jacksonville, FL	45,407,601	5.69%
	LPL Financial	San Diego, CA	51,842,583	6.50%
	Wells Fargo Clearing Services LLC	St. Louis, MO	111,548,343	13.99%
	American Enterprise Inv Svc	Minneapolis, MN	99,673,458	12.50%
	Raymond James Omnibus	St. Petersburg, FL	137,854,331	17.28%
	Morgan Stanley Smith Barney LLC	New York, NY	95,247,803	11.94%
Federated Hermes Equity Income Fund, Inc.
Class A Shares
	Edward D Jones & Co.	St. Louis, MO	5,380,351	20.19%
	National Financial Services	New York, NY	2,218,757	8.33%
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,442,683	5.41%
Class C Shares
	Peter Duffy TTEE	Ballston Lake, NY	20,386	5.37%
	Jim Yates TTEE	Hebron, KY	21,602	5.69%
Class F Shares
	Edward D Jones & Co.	St. Louis, MO	611,858	44.54%
	National Financial Services LLC	New York, NY	136,109	9.91%
	Charles Schwab & Co. Inc.	San Francisco, CA	160,866	11.71%
Institutional Shares
	Edward D Jones & Co.	St. Louis, MO	210,788	10.77%
	Pershing LLC	Jersey City, NY	105,727	5.40%
	National Financial Services LLC	Jersey City, NJ	156,983	8.02%
	Wells Fargo Clearing Services LLC	St. Louis, MO	168,043	8.58%
	RBC Capital Markets LLC	Minneapolis, MN	115,757	5.91%
	Raymond James Omnibus	St. Petersburg, FL	181,395	9.26%
	Morgan Stanley Smith Barney LLC	New York, NY	136,928	6.99%
	c/o Trustmark SEI Private Trust Company	Oaks, PA	130,191	6.65%
Federated Hermes Fixed Income Securities, Inc.
Federated Hermes Municipal Ultrashort Fund
Class A Shares
	National Financial Services LLC	New York, NY	5,893,837	24.70%
	MLPF&S	Jacksonville, FL	2,066,899	8.66%
	Charles Schwab & Co. Inc.	San Francisco, CA	1,389,787	5.82%
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,300,046	5.45%
	Raymond James Omnibus	St. Petersburg, FL	1,435,698	6.02%
	Morgan Stanley Smith Barney LLC	New York, NY	7,414,948	31.08%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Class R6 Shares
	Edward D Jones & Co.	St. Louis, MO	1,011,002	9.67%
	National Financial Services LLC	Jersey City, NJ	1,260,174	12.05%
	Maril & Co c/o Reliance Trust Co WI	Milwaukee, WI	1,268,725	12.13%
	SEI Private Trust Company	Oaks, PA	4,965,581	47.49%
Institutional Shares
	Pershing LLC	Jersey City, NJ	7,552,335	10.10%
	National Financial Services LLC	Jersey City, NJ	14,877,914	19.90%
	Charles Schwab & Co. Inc.	San Francisco, CA	4,644,931	6.21%
	The Fulton Company	Lancaster, PA	3,756,990	5.03%
	UBS WM USA	Weehawken, NJ	3,918,809	5.24%
	Morgan Stanley Smith Barney LLC	New York, NY	13,859,197	18.54%
	c/o BMO Harris SWP SEI Private Trust Company	Oaks, PA	5,852,453	7.83%
Federated Hermes Strategic Income Fund
Class A Shares
	Edward D Jones & Co.	St. Louis, MO	4,152,153	17.61%
	National Financial Services LLC	New York, NY	3,265,455	13.85%
	Pershing LLC	Jersey City, NJ	1,318,984	5.59%
	LPL Financial	San Diego, CA	1,651,002	7.00%
	Wells Fargo Clearing Services LLC	St. Louis, MO	2,211,153	9.38%
Class C Shares
	Charles Schwab & Co. Inc.	San Francisco, CA	191,405	10.26%
	Wells Fargo Clearing Services LLC	St. Louis, MO	238,209	12.76%
	Raymond James Omnibus	St. Petersburg, FL	308,664	16.54%
	Morgan Stanley Smith Barney LLC	New York, NY	311,705	16.70%
Class F Shares
	Edward D Jones & Co.	St. Louis, MO	723,243	21.36%
	National Financial Services LLC	New York, NY	441,595	13.04%
	Charles Schwab & Co. Inc.	San Francisco, CA	1,521,224	44.92%
Class R6 Shares
	Edward D Jones & Co.	St. Louis, MO	645,733	46.74%
	Empower Trust Company LLC	Greenwood Vlg, CO	613,804	44.43%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Institutional Shares
	Pershing LLC	Jersey City, NJ	3,001,389	7.30%
	National Financial Services LLC	Jersey City, NJ	2,268,096	5.52%
	Charles Schwab & Co. Inc.	San Francisco, CA	8,685,779	21.13%
	Charles Schwab & Co. Inc.	San Francisco, CA	8,018,005	19.51%
	Wells Fargo Clearing Services LLC	Glen Allen, VA	2,290,793	5.57%
	American Enterprise Inv Svc	Minneapolis, MN	3,642,549	8.86%
	Raymond James Omnibus	St. Petersburg. FL	4,356,351	10.60%
	Morgan Stanley Smith Barney LLC	New York, NY	3,182,988	7.74%
Federated Hermes Global Allocation Fund
Class A Shares
	Edward D Jones & Co.	St. Louis, MO	579,650	8.15%
	National Financial Services LLC	New York, NY	600,098	8.44%
	Pershing LLC	Jersey City, NJ	386,810	5.44%
	LPL Financial	San Diego, CA	409,841	5.76%
	Wells Fargo Clearing Services LLC	St. Louis, MO	363,213	5.11%
	Raymond James Omnibus	St. Petersburg, FL	395,410	5.56%
	Paychex Securities Corporation	W Henrietta, NY	729,199	10.25%
Class C Shares
	Raymond James Omnibus	St. Petersburg, FL	106,344	6.07%
Class R6 Shares
	Ascensus Trust Company	Fargo, ND	24,621	17.20%
	Matrix Trust Company	Denver, CO	8,603	6.01%
	Mid Atlantic Trust Company	Pittsburgh, PA	10,560	7.38%
	Mid Atlantic Trust Company	Pittsburgh, PA	22,750	15.89%
	Mid Atlantic Trust Company	Pittsburgh, PA	14,470	10.11%
	Mid Atlantic Trust Company	Pittsburgh, PA	8,854	6.19%
Institutional Shares
	National Financial Services LLC	Jersey City, NJ	213,569	7.54%
	Empower Trust	Greenwood Vlg, CO	316,190	11.17%
	Shannon F. Bartels	Austin, TX	154,190	5.45%
	Wells Fargo Clearing Services LLC	St. Louis, MO	267,872	9.46%
	Raymond James Omnibus	St. Petersburg, FL	388,378	13.72%
	Morgan Stanley Smith Barney LLC	New York, NY	550,782	19.46%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Hermes Government Income Trust
Federated Hermes Government Income Fund
Institutional Shares
	National Financial Services LLC	Jersey City, NJ	1,496,853	15.33%
	Charles Schwab & Co. Inc.	San Francisco, CA	2,903,481	29.73%
Service Shares
	Merrill Lynch Pierce Fenner & Smith	Jacksonville, FL	1,722,610	20.01%
	National Financial Services LLC	Jersey City, NJ	831,672	9.66%
	Charles Schwab & Co. Inc.	San Francisco, CA	543,182	6.31%
	Wells Fargo Clearing Services LLC	St. Louis, MO	528,888	6.14%
Federated Hermes High Yield Trust
Federated Hermes Opportunistic High Yield Bond Fund
Class A Shares
	Edward D Jones & Co.	St. Louis, MO	322,586	6.76%
	National Financial Services LLC	Jersey City, NJ	616,408	12.91%
	Pershing LLC	Jersey City, NJ	542,854	11.37%
	Charles Schwab & Co. Inc.	San Francisco, CA	262,785	5.51%
	LPL Financial	San Diego, CA	363,863	7.62%
	Wells Fargo Clearing Services LLC	St. Louis, MO	509,968	10.68%
	Morgan Stanley Smith Barney LLC	New York, NY	1,227,111	25.71%
Class C Shares
	LPL Financial	San Diego, CA	94,002	5.97%
	Wells Fargo Clearing Services LLC	St. Louis, MO	187,464	11.92%
	Raymond James	St. Petersburg, FL	746,010	47.42%
	Morgan Stanley Smith Barney LLC	New York, NY	239,395	15.22%
Class R6 Shares
	American United Life Ins CO	Indianapolis, IN	432,185	25.36%
	National Financial Services LLC	Jersey City, NJ	288,729	16.94%
	Matrix Trust Company Cust	Denver, CO	153,944	9.03%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Institutional Shares
	Pershing LLC	Jersey City, NJ	1,981,273	5.72%
	National Financial Services LLC	Jersey City, NJ	11,560,328	33.40%
	Charles Schwab & Co. Inc.	San Francisco, CA	3,291,329	9.51%
	Charles Schwab & Co. Inc.	San Francisco, CA	1,754,774	5.07%
	LPL Financial	San Diego, CA	2,246,437	6.49%
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,915,265	5.53%
	Morgan Stanley Smith Barney LLC	New York, NY	2,562,239	7.40%
Service Shares
	National Financial Services LLC	Jersey City, NJ	8,796,701	28.51%
	Charles Schwab & Co. Inc.	San Francisco, CA	12,307,315	39.88%
Federated Hermes Income Securities Trust
Federated Hermes Capital Income Fund
Class A Shares
	Edward D Jones & Co.	St. Louis, MO	8,963,163	17.13%
	National Financial Services LLC	New York, NY	7,200,072	13.76%
	Pershing LLC	Jersey City, NJ	3,411,638	6.52%
	Charles Schwab & Co. Inc.	San Francisco, CA	3,623,433	6.93%
	LPL Financial	San Diego, CA	3,715,098	7.10%
	Wells Fargo Clearing Services LLC	St. Louis, MO	6,622,677	12.66%
	Raymond James	St. Petersburg, FL	2,729,269	5.22%
	Morgan Stanley Smith Barney LLC	New York, NY	3,898,629	7.45%
Class C Shares
	Pershing LLC	Jersey City, NJ	185,959	6.36%
	Charles Schwab & Co. Inc.	San Francisco, CA	420,747	14.40%
	LPL Financial	San Diego, CA	158,532	5.43%
	Wells Fargo Clearing Services LLC	St. Louis, MO	622,014	21.29%
	American Enterprise INV SVC	Minneapolis, MN	160,819	5.50%
	Raymond James	St. Petersburg, FL	369,295	12.64%
	Morgan Stanley Smith Barney LLC	New York, NY	205,733	7.04%
Class F Shares
	Edward D Jones & Co.	St. Louis, MO	3,595,957	38.20%
	National Financial Services LLC	New York, NY	1,271,891	13.51%
	Pershing LLC	Jersey City, NJ	698,213	7.42%
	Charles Schwab & Co. Inc.	San Francisco, CA	627,893	6.67%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Class R Shares
	Merrill Lynch Pierce Fenner & Smith	Jacksonville, FL	85,762	49.03%
	UMB Bank NA	Southampton, PA	13,350	7.63%
	Mid Atlantic Trust Company	Pittsburgh, PA	11,228	6.42%
	Mid Atlantic Trust Company	Pittsburgh, PA	12,516	7.16%
	Matrix Trust Company	Denver, CO	8,899	5.09%
	Mid Atlantic Trust Company	Pittsburgh, PA	11,870	6.79%
	Mid Atlantic Trust Company	Pittsburgh, PA	18,764	10.73%
Institutional Shares
	Merrill Lynch Pierce Fenner & Smith	Jacksonville, FL	1,223,247	8.20%
	National Financial Services LLC	Jersey City, NJ	2,087,970	13.99%
	Charles Schwab & Co. Inc.	San Francisco, CA	1,393,552	9.34%
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,976,542	13.25%
	American Enterprise INV SVC	Minneapolis, MN	971,712	6.51%
	Raymond James	St. Petersburg, FL	2,076,321	13.92%
	Morgan Stanley Smith Barney LLC	New York, NY	1,656,690	11.10%
Federated Hermes Floating Rate Strategic Income Fund
Class A Shares
	Edward D Jones & Co.	St. Louis, MO	3,252,177	16.36%
	National Financial Services LLC	New York, NY	1,892,177	9.52%
	Pershing LLC	Jersey City, NJ	4,520,611	22.75%
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,922,568	9.67%
	Raymond James	St. Petersburg, FL	1,422,810	7.16%
	Morgan Stanley Smith Barney LLC	New York, NY	1,446,028	7.28%
Class R6 Shares
	Edward D Jones & Co.	St. Louis, MO	828,846	76.93%
	Pershing LLC	Jersey City, NJ	171,725	15.94%
Institutional Shares
	Pershing LLC	Jersey City, NJ	2,481,464	9.16%
	National Financial Services LLC	Jersey City, NJ	2,696,698	9.96%
	Charles Schwab & Co. Inc.	San Francisco, CA	3,810,158	14.07%
	American Enterprise INV SVC	Minneapolis, MN	2,331,679	8.61%
	UBS WM USA	Weehawken, NJ	2,050,314	7.57%
	Raymond James	St. Petersburg, FL	4,581,645	16.92%
	Morgan Stanley Smith Barney LLC	New York, NY	1,988,925	7.35%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Hermes Fund for U.S. Government Securities
Class A Shares
	Edward D Jones & Co.	St. Louis, MO	1,730,380	10.99%
	National Financial Services LLC	New York, NY	1,023,995	6.51%
	LPL Financial	San Diego, CA	997,652	6.34%
	Wells Fargo Clearing Services LLC	St. Louis, MO	804,965	5.11%
Class C Shares
	Pershing LLC	Jersey City, NJ	21,308	5.07%
	Peter Duffy TTEE	Ballston Lake, NY	23,818	5.67%
	Charles Schwab & Co. Inc.	San Francisco, CA	35,808	8.52%
	Wells Fargo Clearing Services LLC	St. Louis, MO	52,720	12.55%
Institutional Shares
	Edward D Jones & Co.	St. Louis, MO	148,431	67.72%
	National Financial Services LLC	Jersey City, NJ	28,498	13.00%
	Raymond James	St. Petersburg, FL	22,209	10.13%
Federated Hermes Intermediate Corporate Bond Fund
Class R6 Shares
	SEI Private Trust Company	Oaks, PA	11,618,227	56.72%
	Reliance Trust Company WI	Milwaukee, WI	8,858,281	43.25%
Institutional Shares
	National Financial Services LLC	Jersey City, NJ	6,851,009	26.58%
	Charles Schwab & Co. Inc.	San Francisco, CA	7,590,195	29.45%
	LPL Financial	San Diego, CA	5,031,790	19.52%
	SEI Private Trust Company	Oak, PA	2,170,348	8.42%
Service Shares
	National Financial Services LLC	Jersey City, NJ	57,744	20.13%
	Nationwide Life Insurance Company	Columbus, OH	52,613	18.34%
	Nationwide Life Insurance Company	Columbus, OH	19,171	6.68%
	Wells Fargo Clearing Services LLC	St. Louis, MO	40,279	14.04%
	Kenneth J Cummins TTEE	Newport Beach, CA	34,864	12.15%
	Reliance Trust CO	Atlanta, GA	27,981	9.75%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Hermes Muni and Stock Advantage Fund
Class A Shares
	Edward D Jones & Co.	St. Louis, MO	20,685,330	46.21%
	National Financial Services LLC	New York, NY	2,977,343	6.65%
	Charles Schwab & Co. Inc.	San Francisco, CA	2,535,188	5.66%
	Wells Fargo Clearing Services LLC	St. Louis, MO	4,201,495	9.39%
	Raymond James	St. Petersburg, FL	2,464,225	5.50%
Class C Shares
	Edward D Jones & Co.	St. Louis, MO	428,208	8.05%
	National Financial Services LLC	New York, NY	445,586	8.37%
	Charles Schwab & Co. Inc.	San Francisco, CA	737,964	13.87%
	LPL Financial	San Diego, CA	440,604	8.28%
	Wells Fargo Clearing Services LLC	St. Louis, MO	905,121	17.01%
	American Enterprise INV SVC	Minneapolis, MN	715,767	13.45%
	Raymond James	St. Petersburg, FL	724,197	13.61%
Class F Shares
	Edward D Jones & Co.	St. Louis, MO	8,559,504	66.27%
	National Financial Services LLC	New York, NY	660,079	5.11%
	Pershing LLC	Jersey City, NJ	822,098	6.36%
	Charles Schwab & Co. Inc.	San Francisco, CA	1,465,557	11.35%
Institutional Shares
	Edward D Jones & Co.	St. Louis, MO	2,700,460	8.45%
	Pershing LLC	Jersey City, NJ	1,814,357	5.68%
	Charles Schwab & Co. Inc.	San Francisco, CA	3,248,258	10.17%
	LPL Financial	San Diego, CA	3,911,726	12.24%
	Wells Fargo Clearing Services LLC	St. Louis, MO	2,682,297	8.39%
	American Enterprise INV SVC	Minneapolis, MN	4,039,518	12.64%
	RBC Capital Markets LLC	Minneapolis, MN	1,728,945	5.41%
	Raymond James	St. Petersburg, FL	6,769,694	21.19%
Federated Hermes Inflation Protected Securities Fund
Class A Shares
	Edward D Jones & Co.	St. Louis, MO	353,583	27.34%
	National Financial Services LLC	New York, NY	519,259	40.16%
	LPL Financial	San Diego, CA	76,308	5.90%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Class C Shares
	National Financial Services LLC	New York, NY	46,611	18.55%
	Pershing LLC	Jersey City, NJ	29,236	11.64%
	LPL Financial	San Diego, CA	19,009	7.57%
	American Enterprise INV SVC	Minneapolis, MN	27,763	11.05%
	Raymond James	St. Petersburg, FL	24,084	9.59%
	Capital Bank & Trust CO	Greenwood Village, CO	20,636	8.21%
	Mid Atlantic Trust Company	Pittsburgh, PA	13,184	5.25%
Class R6 Shares
	Edward D Jones & Co.	St. Louis, MO	322,678	36.90%
	Matrix Trust Company	Phoenix, AZ	379,416	43.39%
	Matrix Trust Company	Phoenix, AZ	134,184	15.34%
Institutional Shares
	National Financial Services LLC	Jersey City, NJ	590,785	7.16%
	Charles Schwab & Co. Inc.	San Francisco, CA	903,549	10.96%
	DCGT AS TTEE AND/OR CUST FBO PLIC Various Retirement Plans	Des Moines, IA	725,940	8.80%
	Empower Trust	Greenwood Village, CO	4,717,875	57.21%
Federated Hermes Short-Term Income Fund
Class A Shares
	Edward D Jones & Co.	St. Louis, MO	8,370,852	48.25%
	Wells Fargo Clearing Services LLC	St. Louis, MO	4,393,851	25.33%
	Raymond James	St. Petersburg, FL	1,767,948	10.19%
Class R6 Shares
	Edward D Jones & Co.	St. Louis, MO	1,307,677	11.22%
	Charles Schwab & Co. Inc.	San Francisco, CA	3,764,917	32.32%
	TIAA Trust	Charlotte, NC	3,608,902	30.98%
	Plante Moran Trust	Southfield, MI	832,600	7.15%
Institutional Shares
	Pershing LLC	Jersey City, NJ	6,594,946	6.30%
	National Financial Services LLC	Jersey City, NJ	16,389,231	15.66%
	Charles Schwab & Co. Inc.	San Francisco, CA	10,279,430	9.82%
	American Enterprise INV SVC	Minneapolis, MN	5,635,642	5.39%
	Raymond James	St. Petersburg, FL	24,074,225	23.01%
	Morgan Stanley Smith Barney LLC	New York, NY	9,267,281	8.86%
Service Shares
	National Financial Services LLC	Jersey City, NJ	1,256,559	10.65%
	Charles Schwab & Co. Inc.	San Francisco, CA	5,602,051	47.49%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Hermes Index Trust
Federated Hermes Max-Cap Index Fund
Class C Shares
	Edward D Jones & Co.	St. Louis, MO	261,584	6.02%
	National Financial Services LLC	New York, NY	355,407	8.17%
	Frank Ryniker TTEE Betz Mitchell Associates Inc 401K	Carle Place, NY	224,486	5.16%
	MLPF&S	Jacksonville, FL	233,677	5.37%
Class R Shares
	Charles Schwab & Co. Inc.	San Francisco, CA	1,041,191	19.70%
	State Street Bank and Trust Company	Boston, MA	282,151	5.34%
Institutional Shares
	Charles Schwab & Co. Inc.	San Francisco, CA	956,314	9.23%
	Empower Trust	Greenwood Village, CO	862,975	8.33%
Service Shares
	Amboy National Bank Trust Dept	Old Bridge, NJ	434,689	5.17%
	Charles Schwab & Co. Inc.	San Francisco, CA	680,817	8.10%
	Empower Trust	Greenwood Village, CO	738,242	8.79%
	Paycheck Securities Corporation	W. Henrietta, NY	3,153,328	37.54%
Federated Hermes Mid-Cap Index Fund
Class R6 Shares
	Charles Schwab & Co. Inc.	San Francisco, CA	204,672	8.24%
	Empower Trust	Greenwood Village, CO	179,625	7.23%
	John Hancock Trust Company LLC	Boston, MA	1,012,983	40.80%
	Matrix Trust Company	Folsom, CA	282,064	11.36%
Institutional Shares
	National Financial Services LLC	Jersey City, NJ	711,897	26.71%
	WJY & CO	Clinton, IA	153,326	5.75%
	Raymond James	St. Petersburg, FL	189,695	7.12%
	Empower Trust	Greenwood Village, CO	247,586	9.29%
	Matrix Trust Company	Phoenix, AZ	142,426	5.34%
Service Shares
	National Financial Services LLC	Jersey City, NJ	1,719,544	13.92%
	Charles Schwab & Co. Inc.	San Francisco, CA	3,955,345	32.03%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Hermes Institutional Trust
Federated Hermes Government Ultrashort Fund
Class A Shares
	National Financial Services LLC	New York, NY	3,284,963	25.85%
	Charles Schwab & Co. Inc.	San Francisco, CA	1,599,815	12.59%
	LPL Financial	San Diego, CA	730,213	5.75%
	RBC Capital Markets LLC	Minneapolis, MN	2,027,010	15.95%
	J.P. Morgan Securities LLC	Brooklyn, NY	1,230,093	9.68%
	Raymond James	St. Petersburg, FL	1,964,239	15.46%
Class R6 Shares
	Edward D Jones & Co.	St. Louis, MO	3,150,354	15.36%
	Lincoln Life Insurance Co	Fort Wayne, IN	3,021,031	14.73%
	Steph & CO	Marinette, WI	2,657,614	12.96%
Institutional Shares
	National Financial Services LLC	Jersey City, NJ	19,795,628	26.94%
	Charles Schwab & Co. Inc.	San Francisco, CA	8,871,235	12.07%
	LPL Financial	San Diego, CA	9,463,633	12.88%
	Wells Fargo Clearing Services LLC	St. Louis, MO	6,716,421	9.14%
	Raymond James	St. Petersburg, FL	7,625,160	10.38%
Service Shares
	National Financial Services LLC	Jersey City, NJ	2,244,797	15.08%
	Lincoln Life Insurance Co	Fort Wayne, IN	11,658,450	78.34%
Federated Hermes Institutional High Yield Bond Fund
Class A Shares
	National Financial Services LLC	New York, NY	764,411	48.81%
	Charles Schwab & Co. Inc.	San Francisco, CA	191,976	12.26%
	American Enterprise INV SVC	Minneapolis, MN	207,968	13.28%
	Raymond James	St. Petersburg, FL	212,586	13.57%
Class C Shares
	American Enterprise INV SVC	Minneapolis, MN	24,376	9.16%
	Raymond James	St. Petersburg, FL	234,991	88.34%
Class R6 Shares
	Edward D Jones & Co.	St. Louis, MO	73,804,268	33.31%
	Charles Schwab & Co. Inc.	San Francisco, CA	29,310,377	13.23%
	State Street Bank and Trust Company	North Quincy, MA	23,204,116	10.47%
Institutional Shares
	Goldman Sachs & CO	Salt Lake City, UT	149,449,584	23.34%
	National Financial Services LLC	Jersey City, NJ	121,483,005	18.97%
	Charles Schwab & Co. Inc.	San Francisco, CA	46,353,870	7.24%
	Raymond James	St. Petersburg, FL	62,943,355	9.83%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Hermes Short-Intermediate Total Return Bond Fund
Class A Shares
	Edward D Jones & Co.	St. Louis, MO	23,410,870	91.54%
Class R6 Shares
	Edward D Jones & Co.	St. Louis, MO	4,219,089	20.59%
	MITRA & CO	Milwaukee, WI	2,632,969	12.85%
	JASCO & CO	Indiana, PA	1,474,583	7.19%
	National Financial Services LLC	Jersey City, NJ	9,079,726	44.30%
Institutional Shares
	National Financial Services LLC	Jersey City, NJ	5,915,248	25.21%
	Charles Schwab & Co. Inc.	San Francisco, CA	1,209,364	5.15%
	Nationwide Trust Company	Columbus, OH	1,685,279	7.18%
	Charles Schwab & Co. Inc.	San Francisco, CA	1,629,953	6.95%
	LPL Financial	San Diego, CA	1,575,290	6.71%
	UBS WM USA	Weehawken, NJ	3,302,722	14.08%
	Raymond James	St. Petersburg, FL	4,057,491	17.29%
Service Shares
	Charles Schwab & Co. Inc.	San Francisco, CA	716,724	67.24%
	FIIOC AS Agent Alexandria Real Estate	Covington, KY	143,538	13.47%
	Empower Trust	Greenwood Village, CO	66,883	6.27%
Federated Hermes Insurance Series
Federated Hermes Fund for U.S. Government Securities II
	Phoenix Home Life Variable INS CO	E Greenbush, NY	2,322,951	28.26%
	Phoenix Home Life Insurance Co	E Greenbush, NY	1,453,971	17.69%
	Great-West Life & Annuity INS CO	Greenwood Village, CO	718,710	8.74%
	Lincoln Benefit Life CO	Palatine, IL	487,796	5.93%
	Great-West Life & Annuity INS CO	Englewood, CO	953,180	11.60%
Federated Hermes Government Money Fund II
Service Shares
	Modern Woodmen Variable Annuity	Topeka, KS	10,237,548	12.62%
	Transamerica Life Insurance Company	Cedar Rapids, IA	5,710,779	7.04%
	Phoenix Home Life Variable Ins Co	E. Greenbush, NY	15,033,480	18.53%
	Phoenix Home Life Insurance Co.	E. Greenbush, NY	21,586,985	26.61%
	Security Benefit Life Ins Co.	Topeka, KS	11,040,017	13.61%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Hermes High Income Bond Fund II
Primary Shares
	Phoenix Home Life Insurance Co.	E. Greenbush, NY	839,671	6.79%
	Jefferson National Life Insurance Co.	Columbus, OH	2,203,282	17.82%
	GE Life & Annuity	Richmond, VA	857,425	6.93%
	American National Group	Galveston, TX	674,026	5.45%
	Nationwide Life Insurance Company	Columbus, OH	994,647	8.04%
	Lincoln Benefit Life Co.	Palatine, IL	1,189,777	9.62%
Service Shares
	AXA Equitable Life Insurance Co.	New York, NY	499,646	5.47%
	Security Benefit Life	Topeka, KS	631,800	6.92%
	GE Life & Annuity	Richmond, VA	1,147,449	12.57%
	AXA Equitable Life Insurance Co.	Jersey City, NJ	2,011,097	22.03%
	Equitable Financial Life Insurance Co.	New York, NY	3,997,811	43.79%
Federated Hermes Kaufmann Fund II
Primary Shares
	Transamerica Life Insurance Co.	Cedar Rapids, IA	1,012,317	56.52%
	Union Security Insurance Company	Hartford, CT	310,198	17.32%
	American National Group	Galveston, TX	109,749	6.13%
Service Shares
	Augustar Life Insurance Co.	Cincinnati, OH	2,210,903	34.91%
	GE Life & Annuity	Richmond, VA	1,637,730	25.86%
	AXA Equitable Life Insurance Co.	Jersey City, NJ	520,771	8.22%
	Equitable Financial Life Insurance Co.	New York, NY	1,147,104	18.11%
	Midland National Life Insurance	WDM, IA	327,620	5.17%
Federated Hermes Managed Volatility Fund II
Primary Shares
	Modern Woodmen Variable Annuity	Topeka, KS	1,366,498	7.31%
	Farm Bureau Life Insurance Company	West Des Moines, IA	11,417,114	61.04%
	Jefferson National Life Insurance Co.	Columbus, OH	1,176,498	6.29%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Service Shares
	Transamerica Life Insurance Co.	Cedar Rapids, IA	27,407	18.38%
	Midland National Life Insurance	WDM, IA	24,872	16.68%
	Nationwide Life Insurance Company	Columbus, OH	29,040	19.48%
	Nationwide Life Insurance Company	Columbus, OH	59,569	39.95%
Federated Hermes Quality Bond Fund II
Primary Shares
	Modern Woodmen Variable Annuity	Topeka, KS	2,684,664	20.91%
	Farm Bureau Life Insurance Company	West Des Moines, IA	3,429,931	26.72%
	Nationwide Life Insurance Company	Columbus, OH	1,905,266	14.84%
	Nationwide Life Insurance Company	Columbus, OH	2,919,482	22.74%
Service Shares
	Nationwide Life Insurance Company	Columbus, OH	77,377	6.66%
	Nationwide Life Insurance Company	Columbus, OH	87,492	7.53%
	Nationwide Life Insurance Company	Columbus, OH	997,035	85.81%
Federated Hermes Intermediate Municipal Trust
Federated Hermes Intermediate Municipal Fund
Class A Shares	National Financial Services LLC	Jersey City, NJ	2,380,823	69.61%
	Charles Schwab & Co. Inc.	San Francisco, CA	289,074	8.45%
Institutional Shares
	National Financial Services LLC	Jersey City, NJ	6,434,431	40.27%
	Charles Schwab & Co. Inc.	San Francisco, CA	939,949	5.88%
	Saxon & Co.	Cleveland, OH	5,373,665	33.63%
Federated Hermes International Series, Inc.
Federated Hermes Global Total Return Bond Fund
Class A Shares
	Edward D Jones & Co.	St. Louis, MO	280,179	16.59%
	National Financial Services LLC	New York, NY	262,409	15.54%
	Charles Schwab & Co. Inc.	San Francisco, CA	348,738	20.66%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Class C Shares
	National Financial Services LLC	New York, NY	786	6.69%
	Patricia M. Hammada-Gibson	Orlando, FL	1,641	13.96%
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,676	14.25%
	RBC Capital Markets LLC	Minneapolis, MN	2,846	24.20%
	Reliance Trust Co.	Atlanta, GA	3,890	33.07%
Institutional Shares
	Edward D Jones & Co.	St. Louis, MO	109,787	33.98%
	National Financial Services LLC	Jersey City, NJ	59,045	18.28%
	Charles Schwab & Co. Inc.	San Francisco, CA	18,700	5.79%
	UBS WM USA	Weehawken, NJ	62,998	19.50%
Federated Hermes Investment Series Funds, Inc.
Federated Hermes Corporate Bond Fund
Class A Shares
	Edward D Jones & Co.	St. Louis, MO	6,731,503	23.80%
	National Financial Services LLC	New York, NY	2,470,478	8.74%
	UMB Bank	Topeka, KS	1,922,568	6.80%
	UMB Bank	Topeka, KS	1,491,257	5.27%
	Charles Schwab & Co. Inc.	San Francisco, CA	1,625,107	5.75%
	LPL Financial	San Diego, CA	1,454,189	5.14%
Class C Shares
	LPL Financial	San Diego, CA	76,680	5.02%
	Wells Fargo Clearing Services LLC	St. Louis, MO	260,030	17.03%
	American Enterprise Inv. Svc.	Minneapolis, MN	119,528	7.83%
	Raymond James	St. Petersburg, FL	115,238	7.55%
Class F Shares
	Edward D Jones & Co.	St. Louis, MO	1,712,777	26.23%
	National Financial Services LLC	New York, NY	650,482	9.96%
	Nationwide Life Insurance Company	Columbus, OH	430,307	6.59%
	Charles Schwab & Co. Inc.	San Francisco, CA	1,822,022	27.90%
Class R6 Shares
	Edward D Jones & Co.	St. Louis, MO	7,461,149	81.87%
Institutional Shares
	Merrill Lynch Pierce Fenner & Smith	Jacksonville, FL	4,664,328	5.17%
	Charles Schwab & Co. Inc.	San Francisco, CA	28,564,058	31.36%
	Charles Schwab & Co. Inc.	San Francisco, CA	6,660,396	7.38%
	Wells Fargo Clearing Services LLC	St. Louis, MO	7,000,472	7.75%
	American Enterprise Inv. Svc.	Minneapolis, MN	20,445,493	22.64%
	Raymond James	St. Petersburg, FL	6,355,605	7.04%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Hermes Managed Pool Series
Federated Hermes Corporate Bond Strategy Portfolio
	Raymond James	St. Petersburg, FL	4,622,306	25.38%
	Morgan Stanley Smith Barney LLC	New York, NY	9,474,395	52.05%
	Zions Frist National Bank	Salt Lake City, UT	1,272,332	6.99%
Federated Hermes High Yield Strategy Portfolio
	The Fulton Company	Lancaster, PA	156,646	5.80%
	Raymond James	St. Petersburg, FL	752,640	27.86%
	Morgan Stanley Smith Barney LLC	New York, NY	1,589,792	58.85%
Federated Hermes International Bond Strategy Portfolio
	Raymond James	St. Petersburg, FL	1,700,452	28.68%
	Morgan Stanley Smith Barney LLC	New York, NY	3,591,795	60.58%
Federated Hermes International Dividend Strategy Portfolio
	Pershing LLC	Jersey City, NJ	589,160	5.90%
	Wells Fargo Clearing Services LLC	St. Louis, MO	2,562,648	25.66%
	Raymond James	St. Petersburg, FL	1,265,932	12.68%
	Morgan Stanley Smith Barney LLC	New York, NY	2,950,907	29.55%
	SEI Private Trust Company	Oaks, PA	789,623	7.91%
Federated Hermes Mortgage Strategy Portfolio
	Raymond James	St. Petersburg, FL	32,685,638	25.15%
	Morgan Stanley Smith Barney, LLC	New York, NY	72,355,887	55.67%
	Zions First National Bank	Salt Lake City, UT	11,637,476	8.95%
Federated Hermes MDT Series
Federated Hermes MDT All Cap Core Fund
Class A Shares
	Edward D Jones & Co.	St. Louis, MO	669,737	15.02%
	Merrill Lynch Pierce Fenner & Smith	Jacksonville, FL	478,064	10.72%
	National Financial Services LLC	New York, NY	335,676	7.53%
	Pershing LLC	Jersey City, NJ	237,239	5.32%
	Wells Fargo Clearing Services LLC	St. Louis, MO	345,278	7.74%
	Raymond James	St. Petersburg, FL	794,224	17.81%
	Morgan Stanley Smith Barney LLC	New York, NY	363,589	8.15%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Class C Shares
	Merrill Lynch Pierce Fenner & Smith	Jacksonville, FL	83,567	6.26%
	Pershing LLC	Jersey City, NJ	257,470	19.27%
	Charles Schwab & Co. Inc.	San Francisco, CA	90,153	6.75%
	Wells Fargo Clearing Services	St. Louis, MO	325,493	24.36%
	American Enterprise Inv. Svc.	Minneapolis, MN	84,207	6.30%
	Raymond James	St. Petersburg, FL	186,883	13.99%
Class R6 Shares
	Edward D Jones & Co.	St. Louis, MO	580,877	36.90%
	Merrill Lynch Pierce Fenner & Smith	Jacksonville, FL	219,378	13.94%
Institutional Shares
	Merrill Lynch Pierce Fenner & Smith	Jacksonville, FL	1,936,643	11.58%
	Pershing LLC	Jersey City, NJ	1,686,362	10.08%
	National Financial Services LLC	Jersey City, NJ	2,141,087	12.80%
	Empower Trust	Greenwood VLG, CO	1,000,736	5.98%
	LPL Financial	San Diego, CA	1,883,743	11.26%
	Wells Fargo Clearing Services LLC	St. Louis, MO	894,297	5.35%
	American Enterprise Inv. Svc.	Minneapolis, MN	1,719,074	10.28%
	UBS WM USA	Weehawken, NJ	925,146	5.53%
	Raymond James	St. Petersburg, FL	2,052,944	12.28%
Federated Hermes MDT Balanced Fund
Class A Shares
	Edward D Jones & Co.	St. Louis, MO	1,501,014	25.69%
	National Financial Services LLC	New York, NY	672,422	11.51%
	Pershing LLC	Jersey City, NJ	402,440	6.89%
	Wells Fargo Clearing Services LLC	St. Louis, MO	322,177	5.51%
Class C Shares
	Charles Schwab & Co. Inc.	San Francisco, CA	44,202	7.96%
	Wells Fargo Clearing Services LLC	St. Louis, MO	87,592	15.77%
	American Enterprise Inv. Svc.	Minneapolis, MN	49,086	8.84%
	Raymond James	St. Petersburg, FL	122,194	22.00%
	First County Bank	Stamford, CT	42,913	7.73%
Class R6 Shares
	Edward D Jones & Co.	St. Louis, MO	111,817	75.46%
	Mid Atlantic Trust Company	Pittsburgh, PA	12,421	8.38%
	Empower Trust	Greenwood VLG, CO	10,244	6.91%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Institutional Shares
	National Financial Services LLC	Jersey City, NJ	205,654	5.66%
	Empower Trust	Greenwood VLG, CO	1,104,685	30.41%
	Charles Schwab & Co. Inc.	San Francisco, CA	348,772	9.60%
	American Enterprise Inv. Svc.	Minneapolis, MN	186,020	5.12%
	Raymond James	St. Petersburg, FL	249,443	6.87%
Federated Hermes MDT Large Cap Growth Fund
Class A Shares
	Edward D. Jones & Co.	St. Louis, MO	1,083,181	13.28%
	Merrill, Lynch Pierce, Fenner & Smith	Jacksonville, FL	642,548	7.88%
	National Financial Services LLC	New York, NY	1,447,950	17.76%
	Pershing LLC	Jersey City, NJ	625,029	7.67%
	Charles Schwab & Co. Inc.	San Francisco, CA	481,143	5.90%
	Wells Fargo Clearing Services LLC	St. Louis, MO	433,200	5.31%
Class C Shares
	Pershing LLC	Jersey City, NJ	201,402	13.80%
	LPL Financial	San Diego, CA	97,276	6.66%
	Wells Fargo Clearing Services LLC	St. Louis, MO	183,690	12.58%
	American Enterprise Investor Service	Minneapolis, MN	220,297	15.09%
	Raymond James	St. Petersburg, FL	187,104	12.82%
Class R6 Shares
	Federated MDTA LLC	Pittsburgh, PA	1,506	100%
Institutional Shares
	Pershing LLC	Jersey City, NJ	2,284,560	6.03%
	National Financial Services LLC	Jersey City, NJ	8,194,350	21.61%
	Charles Schwab & Co. Inc.	San Francisco, CA	2,714,551	7.16%
	LPL Financial	San Diego, CA	3,700,176	9.76%
	American Enterprise Investor Service	Minneapolis, MN	6,088,568	16.06%
	Raymond James	St. Petersburg, FL	5,644,595	14.89%
Federated Hermes MDT Small Cap Core Fund
Class A Shares
	Merrill, Lynch Pierce, Fenner & Smith	Jacksonville, FL	467,128	9.11%
	National Financial Services LLC	New York, NY	792,010	15.44%
	Pershing LLC	Jersey City, NJ	283,220	5.52%
	Charles Schwab & Co. Inc.	San Francisco, CA	659,868	12.86%
	Charles Schwab & Co. Inc.	San Francisco, CA	448,296	8.74%
	American United Life Insurance Co.	Indianapolis, IN	535,108	10.43%
	Wells Fargo Clearing Services LLC	St. Louis, MO	293,483	5.72%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Class C Shares
	Pershing LLC	Jersey City, NJ	83,912	7.08%
	Wells Fargo Clearing Services LLC	St. Louis, MO	352,742	29.75%
	American Enterprise Investor Service	Minneapolis, MN	97,822	8.25%
	RBC Capital Markets LLC	Minneapolis, MN	99,341	8.38%
	Raymond James	St. Petersburg, FL	142,474	12.02%
	Morgan Stanley Smith Barney LLC	New York, NY	115,847	9.77%
Class R6 Shares
	National Financial Services LLC	Jersey City, NJ	1,737,278	23.73%
	National Financial Services LLC	Jersey City, NJ	3,304,952	45.14%
Institutional Shares
	Merrill, Lynch Pierce, Fenner & Smith	Jacksonville, FL	3,113,118	8.03%
	Pershing LLC	Jersey City, NJ	2,880,716	7.43%
	National Financial Services LLC	Jersey City, NJ	7,690,508	19.83%
	Charles Schwab & Co. Inc.	San Francisco, CA	4,497,461	11.60%
	Wells Fargo Clearing Services LLC	St. Louis, MO	2,445,655	6.31%
	American Enterprise Investor Service	Minneapolis, MN	3,687,673	9.51%
	Raymond James	St. Petersburg, FL	2,354,919	6.07%
	Empower Trust Company LLC	Greenwood Village, CO	2,396,590	6.18%
Federated Hermes MDT Small Cap Growth Fund
Class A Shares
	Merrill, Lynch Pierce, Fenner & Smith	Jacksonville, FL	452,076	14.33%
	National Financial Services LLC	New York, NY	578,314	18.33%
	Paychex Securities Corporation	West Henrietta, NY	296,715	9.41%
Class C Shares
	Raymond James	St. Petersburg, FL	94,847	12.40%
	Innovative Handling Systems, Inc.	Hebron, KY	57,862	7.56%
Class R6 Shares
	TIAA-SWP	Oaks, PA	1,006,931	15.10%
	TIAA Trust, N.A.	Charlotte, NC	2,593,284	38.90%
	Empower Trust	Greenwood Village, CO	473,609	7.10%
Institutional Shares
	Pershing LLC	Jersey City, NJ	2,450,842	30.53%
	National Financial Services LLC	Jersey City, NJ	1,757,892	21.09%
	American Enterprise Investor Service	Minneapolis, MN	533,428	6.65%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Hermes Money Market Obligations Trust
Federated Hermes California Municipal Cash Trust
Capital Shares
	National Financial Services LLC	Jersey City, NJ	1,508,311	8.18%
	Pershing LLC	Jersey City, NJ	16,218,372	87.98%
Cash II Shares
	Charles Schwab & Co. Inc.	San Francisco, CA	646,388	9.48%
	J. P. Morgan Securities LLC	Brooklyn, NY	357,255	5.24%
	FMS Bonds, Inc.	Boca Raton, FL	696,697	10.22%
	Pershing LLC	Jersey City, NJ	5,116,072	75.05%
Cash Series Shares
	Pershing LLC	Jersey City, NJ	14,534,792	99.44%
Wealth Shares
	National Financial Services LLC	Jersey City, NJ	143,985,382	10.65%
	Morgan Stanley Smith Barney LLC	Jersey City, NJ	787,041,749	58.22%
	UBS WM USA	Weehawken, NJ	76,647,111	5.67%
	Raymond James	St. Petersburg, FL	97,829,202	7.24%
Service Shares
	Farmers & Merchants Bank	Long Beach, CA	34,691,387	33.90%
	American Enterprise Investor Service	Minneapolis, MN	62,203,532	60.79%
Federated Hermes Capital Reserves Fund
	Pershing LLC	Jersey City, NJ	2,843,577,125	77.095
	Pershing LLC	Jersey City, NJ	844,060,522	22.88%
Federated Hermes Government Obligations Fund
Administrative Shares
	Inspira Financial Trust LLC	Oak Brook, IL	103,822,093	82.40%
	NABANK & Co.	Tulsa, OK	19,987,077	15.86%
Advisor Shares
	Merrill, Lynch Pierce, Fenner & Smith	Jacksonville, FL	896,591,594	10.78%
	UBS WM USA	Weehawken, NJ	904,574,168	10.87%
	Morgan Stanley Smith Barney LLC	New York, NY	6,219,676,611	74.75%
Capital Shares
	NAIDOT & Co.	Woodbridge, NJ	8,031,232,904	80.69%
	Pershing LLC	Jersey City, NJ	800,218,999	8.04%
Cash II Shares
	Pershing LLC	Jersey City, NJ	565,774,621	83.32%
Cash Series Shares
	Arvest Bank	Rogers, AR	30,955,101	5.00%
	Pershing LLC	Jersey City, NJ	44,609,144	7.21%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Institutional Shares
	Merrill, Lynch Pierce, Fenner & Smith	Jacksonville, FL	2,895,513,607	9.04%
	National Financial Services LLC	Jersey City, NJ	5,269,783,555	16.45%
	Fifth Third Bank	Cincinnati, OH	1,799,248,980	5.62%
	Hare & Co.	Pittsburgh, PA	2,476,348,386	7.73%
	Pershing LLC	Jersey City, NJ	2,248,135,017	7.02%
Premier Shares
	Bank of America NA	Dallas, TX	7,361,942,556	7.54%
	Saxon & Co.	Philadelphia, PA	7,792,829,436	7.98%
	Morgan Stanley Smith Barney	Jersey City, NJ	16,320,093,406	16.70%
Select Shares
	National Financial Services LLC	Jersey City, NJ	108,773,990	9.49%
	Zions First National Bank	Salt Lake City, UT	236,637,378	20.65%
	PNC Capital Markets	Pittsburgh, PA	347,678,039	30.35%
	J. P. Morgan Securities LLC	Brooklyn, NY	123,120,511	10.75%
Service Shares
	Carey & Co.	Columbus, OH	648,795,857	5.66%
	PNC Treasury Management	Pittsburgh, PA	2,984,851,992	26.04%
	Pershing LLC	Jersey City, NJ	1,700,915,324	14.84%
Trust Shares
	Millennium Trust Company LLC	Oak Brook, IL	112,133,407	9.37%
	UMB Bank NA	Kansas City, MO	106,682,191	8.91%
	Esquire Bank	Jericho, NY	103,094,738	8.62%
	Sammons Retirement Solution	West Des Moines, IA	303,704,593	25.38%
	Fifth Third Bank	Cincinnati, OH	394,971,705	33.01%
SDG Shares
	J. P. Morgan Securities LLC	Brooklyn, NY	809,785,024	59.77%
	J. P. Morgan Securities LLC	Brooklyn, NY	80,000,000	5.90%
	General Motors Financial Corporation Inc.	Fort Worth, TX	126,000,000	9.30%
	Intuitive Surgical Operations, Inc.	Menlo Park, CA	215,092,580	15.88%
Federated Hermes Government Obligations Tax-Managed Fund
Automated Shares
	Ave Maria Money Market Account	Plymouth, MI	95,926,236	21.49%
	Pershing LLC	Jersey City, NJ	301,255,504	67.49%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Institutional Shares
	Merrill, Lynch Pierce, Fenner & Smith	Jacksonville, FL	432,325,278	10.28%
	Wells Fargo Bank	Charlotte, NC	210,294,836	5.00%
	Relico	Atlanta, GA	234,095,100	5.57%
	NMF & Co.	Boston, MA	353,234,552	8.40%
	BOFA Securities Inc.	Charlotte, NC	371,880,930	8.84%
	SEI Private Trust Company	Oaks, PA	315,289,613	7.50%
	Morgan Stanley Smith Barney LLC	Jersey City, NJ	310,546,853	7.38%
Service Shares
	Fifth Third Bank	Cincinnati, OH	192,196,565	6.37%
	Currier & Co.	Lynn, MA	181,094,876	6.00%
	Fireco	Oklahoma City, OK	525,301,161	17.42%
	Bancfirst	Oklahoma City, OH	1,573,374,616	52.17%
Federated Hermes Government Reserves Fund
Class A Shares
	Edward D. Jones & Co.	St. Louis, MO	64,721,098	27.06%
	Pershing LLC	Jersey City, NJ	44,138,276	18.46%
	RBC Capital Markets LLC	Minneapolis, MN	46,404,325	19.41%
Class C Shares
	LPL Financial	San Diego, CA	164,947	6.82%
	Wells Fargo Clearing Services LLC	St. Louis, MO	461,885	19.09%
	Raymond James	St. Petersburg, FL	1,338,553	5.31%
	Morgan Stanley Smith Barney LLC	New York, NY	146,776	6.06%
Class F Shares
	Edward D. Jones & Co.	St. Louis, MO	444,028	36.27%
	Merrill, Lynch Pierce, Fenner & Smith	Jacksonville, FL	375,348	30.66%
	Charles Schwab & Co. Inc.	San Francisco, CA	155,486	12.70%
	UMB Bank NA	Rochester, NY	126,030	10.29%
Class P Shares
	Pershing LLC	Jersey City, NJ	2,672,921,482	43.72%
	Pershing LLC	Jersey City, NJ	3,382,223,336	55.32%
Federated Hermes Institutional Prime Obligations Fund
Institutional Shares
	Merrill, Lynch Pierce, Fenner & Smith	Jacksonville, FL	5,334,667,096	32.13%
	National Financial Services LLC	Jersey City, NJ	842,011,872	5.07%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,821,973,110	10.97%
	Wells Fargo Clearing Services LLC	St. Louis, MO	2,201,338,450	13.26%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Service Shares
	National Financial Services LLC	Jersey City, NJ	68,743,593	8.35%
	Charles Schwab & Co. Inc.	San Francisco, CA	71,091,276	8.64%
	American Enterprise Investor Service	Minneapolis, MN	648,757,188	78.82%
Federated Hermes Institutional Tax-Free Cash Trust
Premier Shares
	Merrill, Lynch Pierce, Fenner & Smith	Jacksonville, FL	60,856,965	7.78%
	Perkins Coie Trust Company LLC	Seattle, WA	43,467,345	5.56%
	Band & Co.	Milwaukee, WI	95,903,456	12.27%
	Morgan Stanley Smith Barney	Jersey City, NJ	265,251,386	33.93%
Institutional Shares
	Merrill, Lynch Pierce, Fenner & Smith	Jacksonville, FL	1,214,302,177	67.19%
	Wells Fargo Clearing Services LLC	St. Louis, MO	235,944,713	13.05%
	William Rainey Harper College	Palatine, IL	105,229,437	5.82%
Federated Hermes Municipal Obligations Fund
Automated Shares
	J. P. Morgan Securities LLC	Brooklyn, NY	16,600,722	64.92%
Capital Shares
	National Financial Services LLC	Jersey City, NJ	182,834,357	62.38%
	Charles Schwab & Co. Inc.	San Francisco, CA	15,592,396	5.32%
	Pershing LLC	Jersey City, NJ	79,489,447	27.12%
Cash II Shares
	Pershing LLC	Jersey City, NJ	50,068,373	94.09%
Cash Series Shares
	FMS Bonds Inc.	Boca Raton, FL	55,208,922	34.38%
	Pershing LLC	Jersey City, NJ	103,153,376	64.23%
Wealth Shares
	National Financial Services LLC	Jersey City, NJ	258,365,865	6.77%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,108,511,832	29.04%
	Raymond James	St. Petersburg, FL	1,112,832,068	29.15%
Investment Shares
	Steven G. Filton and Betsy H. Filton	Paoli, PA	5,519,551	26.46%
	Hugh A. McCandless Living Trust	Jacksonville, FL	5,008,484	24.01%
	Pershing LLC	Jersey City, NJ	2,551,449	12.23%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Service Shares
	Pershing LLC	Jersey City, NJ	21,526,567	11.28%
	National Financial Services LLC	Jersey City, NJ	15,723,045	8.24%
	SEI Trust Company	Oaks, PA	44,645,609	23.40%
	Pershing LLC	Jersey City, NJ	98,943,491	51.86%
Federated Hermes New York Municipal Cash Trust
Cash II Shares
	Pershing LLC	Jersey City, NJ	2,977,652	99.03%
Cash Series Shares
	Pershing LLC	Jersey City, NJ	31,042,543	97.57%
Wealth Shares
	Morgan Stanley Smith Barney	Jersey City, NJ	121,884,602	44.76%
	Charles Schwab & Co. Inc.	San Francisco, CA	14,264,658	5.224%
	Isaac Silvera	Brooklyn, NY	34,925,660	12.82%
Service Shares
	NONAB & Co	Wellsboro, PA	5,325,357	10.86%
	Charles Schwab & Co. Inc.	San Francisco, CA	3,748,655	7.65%
	American Enterprise Investor Service	Minneapolis, MN	35,667,828	72.75%
Federated Hermes Prime Cash Obligations Fund
Advisor Shares
	UBS WM USA	Weehawken, NJ	359,986,005	13.49%
	Morgan Stanley Smith Barney LLC	New York, NY	2,285,285,608	85.61%
Automated Shares
	Charles Schwab & Co. Inc.	San Francisco, CA	162,561,994	16.82%
	Lincoln Investment Planning LLC	Ft. Washington, PA	95,079,346	9.84%
	J. P. Morgan Securities LLC	Brooklyn, NY	452,749,004	46.83%
Capital Shares
	Pershing LLC	Jersey City, NJ	91,716,894	11.44%
	Pershing LLC	Jersey City, NJ	607,721,295	75.82%
Cash II Shares
	Pershing LLC	Jersey City, NJ	1,151,463,403	95.04%
Cash Series Shares
	Pershing LLC	Jersey City, NJ	97,033,152	87.61%
Class R Shares
	Matrix Trust Company	Denver, CO	3,790,277	7.41%
	Matrix Trust Company	Denver, CO	4,650,170	9.09%
	Matrix Trust Company	Denver, CO	3,430,006	6.70%
Wealth Shares
	Edward D. Jones & Co.	St. Louis, MO	39,860,064,817	56.40%
	Morgan Stanley Smith Barney	Jersey City, NJ	10,507,587,469	14.87%
	Raymond James	St. Petersburg, FL	4,302,669,791	6.09%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Service Shares
	American Enterprise Investor Service	Minneapolis, MN	3,283,310,026	79.97%
	Pershing LLC	Jersey City, NJ	468,345,085	11.41%
Trust Shares
	Pershing LLC	Jersey City, NJ	12,963,527	11.00%
	Charles Schwab & Co. Inc.	San Francisco, CA	94,229,192	79.97%
Federated Hermes Tax-Free Obligations Fund
Advisor Shares
	UBS WM USA	Weehawken, NJ	21,841,200	6.67%
	Morgan Stanley Smith Barney LLC	New York, NY	305,687,668	93.33%
Service Shares
	National Financial Services LLC	Jersey City, NJ	71,408,828	23.04%
	American Enterprise Investor Service	Minneapolis, MN	185,610,334	59.89%
	Pershing LLC	Jersey City, NJ	18,122,835	5.85%
Wealth Shares
	Edward D. Jones & Co.	St. Louis, MO	527,249,842	12.66%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,290,280,622	30.99%
	Wells Fargo Clearing Services LLC	St. Louis, MO	522,606,209	12.55%
	Raymond James	St. Petersburg, FL	543,601,539	13.06%
Federated Hermes Treasury Obligations Fund
Administrative Shares
	Bancfirst	Oklahoma City, OK	1,433,326,493	51.38%
	Fireco	Oklahoma City, OK	1,356,323,762	48.62%
Advisor Shares
	Federated Investment Management Company	Pittsburgh, PA	50,000	100.00%
Automated Shares
	RBC Capital Markets LLC	Minneapolis, MN	913,660,382	65.06%
	Pershing LLC	Jersey City, NJ	342,998,900	24.43%
Cash Management Shares
	Federated Investment Management Company	Pittsburgh, PA	50,000	100.00%
Capital Shares
	National Financial Services LLC	Jersey City, NJ	5,108,767,660	77.33%
	Pershing LLC	Jersey City, NJ	571,075,619	8.64%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Institutional Shares
	Merrill Lynch Pierce Fenner & Smith	Jacksonville, FL	3,458,990,233	10.87%
	National Financial Services LLC	Jersey City, NJ	2,049,944,381	6.44%
	Fifth Third Bank	Cincinnati, OH	1,860,020,948	5.85%
	Hare & Co.	East Syracuse, NY	4,277,312,404	13.44%
	SEI Private Trust Company	Oaks, PA	3,598,153,736	11.31%
	Wells Fargo Clearing Services LLC	St. Louis, MO	2,552,184,973	8.02%
	Raymond James	St. Petersburg, FL	3,028,326,058	9.52%
Premier Shares
	Texpool	Boston, MA	1,865,136,200	19.58%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,225,784,576	12.87%
	Wells Fargo Bank NA	Minneapolis, MN	1,139,049,152	11.96%
	SEI Private Trust Company	Oaks, PA	1,309,548,889	13.75%
	UBS WM USA	Weehawken, NJ	943,180,458	9.90%
Select Shares
	J.P. Morgan Securities LLC	Brooklyn, NY	275,642,165	79.25%
Service Shares
	National Financial Services LLC	Jersey City, NJ	659,378,917	17.38%
	Manufacturers & Traders Trust Company	Williamsville, NY	267,097,148	7.04%
	Carey & Co.	Columbus, OH	688,745,178	18.16%
	Hare & Co.	East Syracuse, NY	243,696,377	6.42%
	Pershing LLC	Jersey City, NJ	361,354,311	9.53%
Trust Shares
	Community Bank NA	Canton, NY	49,665,103	9.23%
	Pacific Western Bank	Brea, CA	330,732,526	61.49%
	Argent Institutional Trust Company	Tampa, FL	41,048,488	7.63%
Federated Hermes Trust for U.S. Treasury Obligations Fund
Cash II Shares
	Pershing LLC	Jersey City, NJ	523,120,157	99.64%
Cash Series Shares
	Cetera Investment Services LLC	St. Cloud, MN	64,820,792	9.80%
	Pershing LLC	Jersey City, NJ	447,605,136	67.70%
Institutional Shares
	Edward D. Jones & Co.	St. Louis, MO	8,061,717,719	96.27%
Service Shares
	Reliance Trust Company	Atlanta, GA	430,582,070	99.99%
Federated Hermes U. S. Treasury Cash Reserves
Administrative Shares
	Bancfirst	Oklahoma City, OK	654,204,217	99.99%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Advisor Shares
	Oppenheimer & Co., Inc.	Kings Park, NY	263,929	18.76%
	Oppenheimer & Co., Inc.	East Hampton, NY	268,524	19.09%
	Oppenheimer & Co., Inc.	Madison, CT	747,812	53.15%
Institutional Shares
	Merrill Lynch Pierce Fenner & Smith	Jacksonville, FL	1,854,926,921	5.64%
	National Financial Services LLC	Jersey City, NJ	1,812,484,251	5.51%
	Morgan Stanley Smith Barney	Jersey City, NJ	1,878,179,868	5.71%
	Hare & Co.	East Syracuse, NY	7,057,665,105	21.45%
	Charles Schwab & Co., Inc.	San Francisco, CA	2,088,206,051	6.35%
	Wells Fargo Clearing Services LLC	St. Louis, MO	2,286,494,694	6.95%
Premier Shares
	Naidot & Co.	Woodbridge, NJ	1,143,412,232	6.12%
	Bank of America NA	Dallas, TX	1,724,834,079	9.24%
	Morgan Stanley Smith Barney	Jersey City, NJ	9,063,078,939	48.53%
	UBS WM USA	Weehawken, NJ	3,615,173,560	19.36%
	SEI Private Trust Company	Oaks, PA	1,577,924,460	8.45%
Select Shares
	J. P. Morgan Securities LLC	Brooklyn, NY	69,399,142	33.15%
Service Shares
	Pershing LLC	Jersey City, NJ	252,772,886	5.04%
	American Enterprise Inv Svc	Minneapolis, MN	1,630,248,071	32.52%
	PNC Treasury Management Cash Sweep	Pittsburgh, PA	1,015,978,233	20.27%
Federated Hermes Municipal Bond Fund, Inc.
Class A Shares
	Edward D. Jones & Co.	St. Louis, MO	6,025,634	28.62%
	National Financial Services LLC	New York, NY	3,321,623	15.78%
Class C Shares
	Edward D. Jones & Co.	St. Louis, MO	21,431	6.79%
	Charles Schwab & Co., Inc.	San Francisco, CA	49,430	15.67%
	LPL Financial	San Diego, CA	49,302	15.63%
	Wells Fargo Clearing Services LLC	St. Louis, MO	91,595	29.04%
	UBS WM USA	Weehawken, NJ	19,323	6.13%
	Raymond James	St. Petersburg, FL	18,321	5.81%
Class F Shares
	Edward D. Jones & Co.	St. Louis, MO	1,086,224	54.87%
	National Financial Services LLC	New York, NY	177,850	8.98%
	Charles Schwab & Co., Inc.	San Francisco, CA	440,412	22.25%
	Morgan Stanley Smith Barney LLC	New York, NY	127,410	6.44%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Institutional Shares
	Edward D. Jones & Co.	St. Louis, MO	346,233	14.56%
	National Financial Services LLC	Jersey City, NJ	771,061	32.43%
	Charles Schwab & Co., Inc.	San Francisco, CA	277,406	11.67%
	LPL Financial	San Diego, CA	151,971	6.39%
	Wells Fargo Clearing Services LLC	St. Louis, MO	275,169	11.57%
	UBS WM USA	Weehawken, NJ	163,564	6.88%
	Raymond James	St. Petersburg, FL	151,573	6.38%
Federated Hermes Municipal Securities Income Trust
Federated Hermes Municipal High Yield Advantage Fund
Class A Shares
	Edward D. Jones & Co.	St. Louis, MO	4,357,052	26.07%
	National Financial Services LLC	New York, NY	2,323,451	13.90%
	Charles Schwab & Co, Inc.	San Francisco, CA	1,082,732	6.48%
	Well Fargo Clearing Services LLC	St. Louis, MO	1,301,579	7.79%
	Raymond James	St. Petersburg, FL	875,723	5.24%
Class C Shares
	National Financial Services LLC	New York, NY	136,775	9.26%
	Charles Schwab & Co., Inc.	San Francisco, CA	204,330	13.83%
	LPL Financial	San Diego, CA	129,826	8.79%
	Wells Fargo Clearing Services LLC	St. Louis, MO	406,153	27.49%
	American Enterprise Inv Svc	Minneapolis, MN	330,269	22.35%
	Raymond James	St. Petersburg, FL	87,981	5.95%
Class F Shares
	Edward D. Jones & Co.	St. Louis, MO	3,537,072	29.33%
	National Financial Services LLC	New York, NY	702,882	5.83%
	MLPF&S	Jacksonville, FL	644,792	5.35%
	Charles Schwab & Co., Inc.	San Francisco, CA	3,759,672	31.18%
	LPL Financial	San Diego, CA	763,226	6.33%
Institutional Shares
	National Financial Services LLC	Jersey City, NJ	2,806,196	9.81%
	Charles Schwab & Co., Inc.	San Francisco, CA	4,693,534	16.40%
	American Enterprise Inv Svc	Minneapolis, MN	1,920,853	6.71%
	UBS WM USA	Weehawken, NJ	7,346,911	25.67%
	RBC Capital Markets LLC	Minneapolis, MN	1,945,418	6.80%
	Raymond James	St. Petersburg, FL	2,500,838	8.74%
	SEI Private Trust Company	Oaks, PA	2,524,398	8.82%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Hermes Ohio Municipal Income Fund
Class A Shares
	Edward D. Jones & Co.	St. Louis, MO	1,172,972	73.35%
	National Financial Services LLC	New York, NY	212,606	13.30%
Class F Shares
	Edward D. Jones & Co.	St. Louis, MO	2,189,375	52.75%
	National Financial Services LLC	New York, NY	821,975	19.80%
	Pershing LLC	Jersey City, NJ	269,097	6.48%
	Charles Schwab & Co., Inc.	San Francisco, CA	258,187	6.22%
Institutional Shares
	Edward D. Jones & Co.	St. Louis, MO	695,581	34.04%
	Charles Schwab & Co., Inc.	San Francisco, CA	144,213	7.06%
	Raymond James	St. Petersburg, FL	152,637	7.47%
	Reliance Trust Co.	Atlanta, GA	704,644	34.49%
Federated Hermes Pennsylvania Municipal Income Fund
Class A Shares
	Edward D. Jones & Co.	St. Louis, MO	964,724	12.38%
	National Financial Services LLC	New York, NY	1,269,489	16.29%
	Charles Schwab & Co., Inc.	San Francisco, CA	857,389	11.00%
	LPL Financial	San Diego, CA	516,797	6.63%
Institutional Shares
	Edward D. Jones & Co.	St. Louis, MO	189,444	8.05%
	Pershing LLC	Jersey City, NJ	423,109	17.99%
	LPL Financial	San Diego, CA	151,277	6.43%
	American Enterprise Inv Svc	Minneapolis, MN	496,750	21.12%
	Fifth Third Bank	Cincinnati, OH	484,184	20.58%
Federated Hermes Project and Trade Finance Tender Fund
	Michigan Catastrophic Claims	Livonia, MI	44,950,574	57.50%
	Auto-Owners Life Insurance Company	Lansing, MI	5,027,666	6.43%
	Auto-Owners Insurance Company	Lansing, MI	20,087,384	25.70%
	Energy Insurance Mutual Limited	Tampa, FL	8,080,623	10.34%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Hermes Short-Intermediate Duration Municipal Trust
Federated Hermes Short-Intermediate Municipal Fund
Class A Shares
	Edward D. Jones & Co.	St. Louis, MO	5,661,461	46.19%
	National Financial Services LLC	New York, NY	1,489,370	12.15%
	Wells Fargo Clearing Services LLC	St. Louis, MO	2,597,791	21.20%
Institutional Shares
	National Financial Services LLC	Jersey City, NJ	3,000,640	11.58%
	Charles Schwab & Co., Inc.	San Francisco, CA	5,427,404	20.94%
	Charles Schwab & Co., Inc.	San Francisco, CA	1,534,372	5.92%
	Morgan Stanley Smith Barney LLC	New York, NY	1,534,754	5.92%
	Saxon & Co.	Philadelphia, PA	3,775,353	14.57%
	Nabank & Co.	Tulsa, OK	1,443,861	5.57%
	Reliance Trust Co.	Atlanta, GA	1,897,451	7.32%
Service Shares
	National Financial Services LLC	Jersey City, NJ	503,305	74.53%
Federated Hermes Short-Intermediate Government Trust
Federated Hermes Short-Intermediate Government Fund
Class R Shares
	Voya Institutional Trust Company	Windsor, CT	65,740	16.62%
	Counsel Trust	Pittsburgh, PA	23,748	6.00%
Institutional Shares
	National Financial Services LLC	Jersey City, NJ	1,128,682	12.21%
	Charles Schwab & Co., Inc.	San Francisco, CA	1,811,034	19.59%
	Hillman Family Foundations	Pittsburgh, PA	1,008,364	10.91%
	Matrix Trust Company	Phoenix, AZ	832,088	9.00%
	Matrix	Phoenix, AZ	475,535	5.14%
Service Shares
	National Financial Services LLC	Jersey City, NJ	183,533	24.61%
	Charles Schwab & Co., Inc.	San Francisco, Ca	44,075	5.91%
	Hartford Life Insurance Co.	Hartford, CT	47,989	6.43%
	Ascensus Trust Company	Fargo, ND	54,601	7.32%
	Empower Trust	Greenwood Village, CO	98,292	13.18%
	Paychex Securities Corporation	W. Henrietta, NY	236,234	31.67%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Hermes Short-Term Government Trust
Federated Hermes Short-Term Government Fund
Institutional Shares
	National Financial Services LLC	Jersey City, NJ	1,170,787	19.59%
	Retirement Plan–Hillman Company	Pittsburgh, PA	953,151	15.95%
	Charles Schwab & Co., Inc.	San Francisco, CA	922,416	15.43%
	Hillman Family Foundations	Pittsburgh, PA	439,113	7.35%
Service Shares
	National Financial Services LLC	Jersey City, NJ	515,275	67.29%
	LPL Financial	San Diego, CA	111,829	14.60%
	Capital Bank & Trust Company	Greenwood Village, CO	89,109	11.64%
Federated Hermes Sustainable High Yield Bond Fund, Inc.
Class A Shares
	Edward D. Jones & Co.	St. Louis, MO	8,998,468	20.88%
	National Financial Services LLC	New York, NY	4,159,711	9.65%
	Charles Schwab & Co., Inc.	San Francisco, CA	2,517,537	5.84%
	Wells Fargo Clearing Services LLC	St. Louis, MO	3,911,309	9.07%
	Raymond James	St. Petersburg, FL	3,198,142	7.42%
Class C Shares
	National Financial Services LLC	New York, NY	138,447	5.09%
	Charles Schwab & Co., Inc.	San Francisco, CA	316,540	11.64%
	LPL Financial	San Diego, CA	403,511	14.83%
	Wells Fargo Clearing Services LLC	St. Louis, MO	298,747	10.98%
	American Enterprise Inv Svc	Minneapolis, MN	163,436	6.01%
	UBS WM USA	Weehawken, NJ	188,067	6.91%
	Raymond James	St. Petersburg, FL	817,325	30.05%
Class R6 Shares
	Edward D. Jones & Co.	St. Louis, MO	2,938,048	25.74%
	J. P. Morgan Securities LLC	Brooklyn, NY	7,524,529	65.93%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Institutional Shares
	Pershing LLC	Jersey City, NJ	670,336	7.33%
	National Financial Services LLC	Jersey City, NJ	1,290,904	14.11%
	Charles Schwab & Co., Inc.	San Francisco, CA	746,782	8.16%
	Charles Schwab & Co., Inc.	San Francisco, CA	1,011,452	11.06%
	LPL Financial	San Diego, CA	607,153	6.64%
	Wells Fargo Clearing Services LLC	St. Louis, MO	487,351	5.33%
	American Enterprise Inv Svc	Minneapolis, MN	482,069	5.27%
	UBS WM USA	Weehawken, NJ	526,990	5.76%
	RBC Capital Markets LLC	Minneapolis, MN	690,638	7.55%
	Raymond James	St. Petersburg, FL	1,041,554	11.39%
	First State Bank	Monticello, IL	960,186	10.50%
Federated Hermes Total Return Government Bond Fund
Class R6 Shares
	Charles Schwab & Co., Inc.	San Francisco, CA	506,496	6.10%
	Charles Schwab & Co., Inc.	San Francisco, CA	3,988,150	48.03%
	National Financial Services, LLC	Jersey City, NJ	473,057	5.70%
	John Hancock Trust Company LLC	Boston, MA	1,461,874	17.60%
	DCGT	Des Moines, IA	548,306	6.60%
Institutional Shares
	Pershing LLC	Jersey City, NJ	855,389	8.16%
	National Financial Services LLC	Jersey City, NJ	3,560,600	33.95%
	Raymond James	St. Petersburg, FL	668,296	6.37%
	Reliance Trust	Atlanta, GA	1,194,471	11.39%
Service Shares
	Pershing LLC	Jersey City, NJ	208,737	13.66%
	National Financial Services LLC	Jersey City, NJ	177,714	11.63%
	Charles Schwab & Co., Inc.	San Francisco, CA	140,470	9.19%
	Empower Trust	Greenwood Village, CO	245,274	16.05%
Federated Hermes Total Return Series, Inc.
Federated Hermes Core Bond Fund
Class A Shares
	National Financial Services LLC	New York, NY	57,727	41.70%
	Charles Schwab & Co., Inc.	San Francisco, CA	24,174	17.46%
	Raymond James	St. Petersburg, FL	18,719	13.52%
	Reliance Trust Co.	Atlanta, GA	8,022	5.80%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Institutional Shares
	Charles Schwab & Co., Inc.	San Francisco, CA	162,382	5.96%
	Raymond James	St. Petersburg, FL	1,830,578	67.22%
Federated Hermes Total Return Bond Fund
Class A Shares
	Edward D. Jones & Co.	St. Louis, MO	6,262,216	31.05%
	National Financial Services LLC	New York, NY	3,462,788	17.17%
	MLPF&S	Jacksonville, FL	1,060,980	5.26%
	Morgan Stanley Smith Barney LLC	New York, NY	2,408,990	11.94%
Class C Shares
	National Financial Services LLC	New York, NY	310,323	6.74%
	Charles Schwab & Co., Inc.	San Francisco, CA	427,270	9.27%
	LPL Financial	San Diego, CA	604,689	13.12%
	Wells Fargo Clearing Services LLC	St. Louis, MO	647,852	14.06%
	Raymond James	St. Petersburg, FL	289,022	6.27%
	Morgan Stanley Smith Barney LLC	New York, NY	975,388	21.17%
Class R Shares
	State Street Bank and Trust Company	Boston, MA	306,999	11.46%
	Empower Trust Company LLC	Greenwood Village, CO	184,174	6.88%
Class R6 Shares
	Charles Schwab Co., Inc.	San Francisco, CA	127,334,214	35.04%
	Reliance Trust Co.	Atlanta, GA	27,958,091	7.69%
Institutional Shares
	National Financial Services LLC	Jersey City, NJ	279,095,793	24.86%
	LPL Financial	San Diego, CA	73,536,922	6.55%
	American Enterprise Inv Svc	Minneapolis, MN	95,840,676	8.54%
	Raymond James	St. Petersburg, FL	57,215,673	5.10%
	Morgan Stanley Smith Barney LLC	New York, NY	192,624,300	17.16%
Service Shares
	National Financial Services LLC	Jersey City, NJ	4,623,844	26.27%
	Charles Schwab & Co., Inc.	San Francisco, CA	5,738,182	32.60%
	Charles Schwab & Co., Inc.	San Francisco, CA	1,773,619	10.08%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Federated Hermes Ultrashort Bond Fund
Class A Shares
	National Financial Services LLC	New York, NY	3,115,700	10.31%
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,917,349	6.35%
	Raymond James	St. Petersburg, FL	2,126,979	7.04%
	Morgan Stanley Smith Barney LLC	New York, NY	14,573,027	48.23%
Class R6 Shares
	Edward D. Jones & Co.	St. Louis, MO	5,929,132	5.89%
	J. P. Morgan Securities LLC	Brooklyn, NY	78,893,246	78.39%
Institutional Shares
	National Financial Services LLC	Jersey City, NJ	25,541,350	15.29%
	MLPF&S	Jacksonville, FL	10,742,660	6.43%
	Charles Schwab & Co., Inc.	San Francisco, CA	9,788,472	5.86%
	Wells Fargo Clearing Services LLC	St. Louis, MO	13,979,854	8.37%
	UBS WM USA	Weehawken, NJ	9,494,016	5.68%
	Morgan Stanley Smith Barney LLC	New York, NY	17,233,179	10.31%
	C/O BMO Harris SWP SEI Private Trust Company	Oaks, PA	9,019,137	5.40%
	Mac & Co.	Pittsburgh, PA	9,594,893	5.74%
Service Shares
	National Financial Services LLC	Jersey City, NJ	651,740	50.96%
	Charles Schwab & Co., Inc.	San Francisco, CA	127,535	9.97%
Federated Hermes World Investment Series, Inc.
Federated Hermes Emerging Market Debt Fund
Class A Shares
	Edward D. Jones & Co.	St. Louis, MO	113,264	7.56%
	National Financial Services LLC	New York, NY	168,330	11.24%
	Charles Schwab & Co. Inc.	San Francisco, CA	166,163	11.10%
	MLPF&S	Jacksonville, FL	120,423	8.04%
	Wells Fargo Clearing Services LLC	St. Louis, MO	85,962	5.74%
Class C Shares
	UMB Bank NA	Templeton, PA	5,524	39.88%
	LPL Financial	San Diego, CA	2,062	14.88%
	Wells Fargo Clearing Services LLC	St. Louis, MO	977	7.06%
	Raymond James	St. Petersburg, FL	729	5.26%
	UMB Bank NA	Sligo, PA	3,256	23.50%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Institutional Shares
	Edward D. Jones & Co.	St. Louis, MO	42,012	7.98%
	Pershing LLC	Jersey City, NJ	29,128	5.53%
	National Financial Services LLC	Jersey City, NJ	54,155	10.28%
	Charles Schwab & Co. Inc.	San Francisco, CA	97,023	18.42%
	LPL Financial	San Diego, CA	29,048	5.51%
	Wells Fargo Clearing Services LLC	St. Louis, MO	35,387	6.72%
	American Enterprise Inv. Svc.	Minneapolis, MN	156,096	29.63%
	Raymond James	St. Petersburg, FL	26,756	5.08%
Federated Hermes International Leaders Fund
Class A Shares
	Edward D Jones & Co.	St. Louis, MO	963,078	15.04%
	National Financial Services LLC	New York, NY	715,242	11.17%
	MLPF&S	Jacksonville, FL	418,245	6.53%
	State Street Bank and Trust Company	Boston, MA	581,012	9.08%
	Wells Fargo Clearing Services LLC	St. Louis, MO	503,528	7.87%
Class C Shares
	Wells Fargo Clearing Services LLC	St. Louis, MO	60,391	15.17%
	American Enterprise Inv Svc	Minneapolis, MN	24,522	6.16%
	Raymond James Omnibus	St. Petersburg, FL	29,121	7.32%
	Morgan Stanley Smith Barney LLC	New York, NY	24,395	6.13%
	Jim Yates TTEE	Hebron, KY	22,341	5.61%
Class R Shares
	State Street Bank and Trust Company	Boston, MA	213,865	28.38%
Class R6 Shares
	Edward D Jones & Co.	St. Louis, MO	528,907	20.15%
	Merrill Lynch Pierce Fenner & Smith	Jacksonville, FL	197,889	7.54%
	Charles Schwab & Co. Inc.	San Francisco, CA	262,672	10.01%
	Reliance Trust Company WI	Milwaukee, WI	193,707	7.38%
	John Hancock Trust Company LLC	Boston, MA	205,034	7.81%
	Empower Trust	Greenwood Vlg, CO	297,664	11.34%

REGISTRANT AND FUND(S) / CLASS(ES)	SHAREOWNER	ADDRESS	SHARES OWNED	PERCENTAGE OWNED
Institutional Shares
	Merrill Lynch Pierce Fenner & Smith	Jacksonville, FL	1,520,558	6.51%
	National Financial Services LLC	Jersey City, NJ	5,057,258	21.64%
	Charles Schwab & Co. Inc.	San Francisco, CA	1,499,665	6.42%
	Wells Fargo Clearing Services LLC	St. Louis, MO	1,406,408	6.02%
	American Enterprise Inv Svc	Minneapolis, MN	2,066,904	8.84%
	Raymond James Omnibus	St. Petersburg, FL	1,869,309	8.00%
	Morgan Stanley Smith Barney LLC	New York, NY	2,990,400	12.79%
	TRUKAN & CO	Wichita, KS	1,219,390	5.22%
Federated Hermes International Small-Mid Company Fund
Class A Shares
	Edward D. Jones & Co.	St. Louis, MO	227,139	12.18%
	National Financial Services LLC	New York, NY	204,979	10.99%
	Pershing LLC	Jersey City, NJ	104,668	5.61%
	Charles Schwab & Co. Inc	San Francisco, CA	199,730	10.71%
	MLPF&S	Jacksonville, FL	143,316	7.68%
	Wells Fargo Clearing Services LLC	St. Louis, MO	127,418	6.83%
	Morgan Stanley Smith Barney LLC	New York, NY	106,269	5.70%
Class C Shares
	Rob Pierce TTEE	Fresno, CA	6,012	6.51%
Institutional Shares
	National Financial Services LLC	Jersey City, NJ	667,372	14.86%
	Charles Schwab & Co. Inc	San Francisco, CA	2,447,454	54.51%
	Empower Trust	Greenwood Village, CO	361,669	8.06%

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455954 (9/24)
© 2024 Federated Hermes, Inc.

FEDERATED HERMES FUNDS

4000 ERICSSON DRIVE

WARRENDALE, PA 15086-7561

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the QR Barcode above
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, You do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	V56833-S96214-S96203	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

[Fund Name Printed Here]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

EACH OF THE FOLLOWING NOMINEES:

1. To elect Director Nominees, effective January 1, 2025

01) John G. Carson 06) Max F. Miller

02) J. Christopher Donahue 07) Frank J. Nasta

03) John B. Fisher 08) Thomas M. O’Neill

04) G. Thomas Hough 09) Madelyn A. Reilly

05) Karen L. Larrimer 10) John S. Walsh

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ______________________________________

THE PROXIES ARE AUTHORIZED AND RESERVE THE RIGHT TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

YOUR VOTE IS IMPORTANT

Please complete, sign and return this card as soon as possible.

Please sign this proxy exactly as your name appears on the books of the above-named Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or other business entity, this signature should be that of an authorized officer or other representative who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders:

The Notice of Joint Special Meeting of Shareholders and Joint Proxy Statement are available at
www.proxyvote.com.

V56834-S96214-S96203

FEDERATED HERMES FAMILY OF FUNDS

JOINT SPECIAL MEETING OF SHAREHOLDERS

October 25, 2024

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of the Fund hereby revoking any proxy heretofore given, designate and appoint George F. Magera, Kary A. Moore, Leslie Petrone, and Erin Dugan as proxies to act at the Joint Special Meeting of Shareholders (the “Special Meeting”) to be held on October 25, 2024 at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 a.m. (Eastern Time), and at any adjournment or postponement thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment or postponement thereof and the attorneys named in this proxy will vote on such matters in their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

FEDERATED HERMES FUNDS

4000 ERICSSON DRIVE

WARRENDALE, PA 15086-7561

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the QR Barcode above
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, You do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	V56834-S96214-S96203	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

[Fund Name Printed Here]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

EACH OF THE FOLLOWING NOMINEES:

1. To elect Director Nominees, effective January 1, 2025

01) John G. Carson 06) Max F. Miller

02) J. Christopher Donahue 07) Frank J. Nasta

03) Thomas R. Donahue 08) Thomas M. O’Neill

04) G. Thomas Hough 09) Madelyn A. Reilly

05) Karen L. Larrimer 10) John S. Walsh

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ______________________________________

THE PROXIES ARE AUTHORIZED AND RESERVE THE RIGHT TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

YOUR VOTE IS IMPORTANT

Please complete, sign and return this card as soon as possible.

Please sign this proxy exactly as your name appears on the books of the above-named Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or other business entity, this signature should be that of an authorized officer or other representative who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders:

The Notice of Joint Special Meeting of Shareholders and Joint Proxy Statement are available at
www.proxyvote.com.

V56836-S96214-S96203

FEDERATED HERMES FAMILY OF FUNDS

JOINT SPECIAL MEETING OF SHAREHOLDERS

October 25, 2024

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of the Fund hereby revoking any proxy heretofore given, designate and appoint George F. Magera, Kary A. Moore, Leslie Petrone, and Erin Dugan as proxies to act at the Joint Special Meeting of Shareholders (the “Special Meeting”) to be held on October 25, 2024 at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 a.m. (Eastern Time), and at any adjournment or postponement thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted affirmatively on such matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment or postponement thereof and the attorneys named in this proxy will vote on such matters in their best judgment.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

Your Vote Counts!
FEDERATED HERMES FAMILY OF FUNDS
2024 Joint Special Meeting
Vote by October 24, 2024
11:59 PM ET

FEDERATED HERMES FUNDS 4000 ERICSSON DRIVE WARRENDALE, PA 15086-7561
V56314-TBD

You invested in FEDERATED HERMES FAMILY OF FUNDS and it’s time to vote!

You have the right to vote on proposals being presented at the Joint Special Meeting. This is an important notice regarding the availability of proxy materials for the joint special shareholder meeting to be held on October 25, 2024.

Get informed before you vote

View the Notice of Joint Special Meeting of Shareholders and Joint Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 11, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com

Control # _______________

Smartphone users Point your camera here and vote without entering a control number	Vote in Person at the Meeting* October 25, 2024 10:00 a.m. (Eastern Time)

Federated Hermes Funds 4000 Ericsson Drive Warrendale, Pennsylvania 15086-7561

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming joint special shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

[Fund Name Printed Here]

Voting Items		Board Recommends
1. To elect Director Nominees, effective January 1, 2025		☒ For
01) John G. Carson	06) Max F. Miller
02) J. Christopher Donahue	07) Frank J. Nasta
03) John B. Fisher	08) Thomas M. O’Neill
04) G. Thomas Hough	09) Madelyn A. Reilly
05) Karen L. Larrimer	10) John S. Walsh

THE PROXIES ARE AUTHORIZED AND RESERVE THE RIGHT TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

V56315-TBD

Your Vote Counts!
FEDERATED HERMES FAMILY OF FUNDS
2024 Joint Special Meeting
Vote by October 24, 2024
11:59 PM ET

FEDERATED HERMES FUNDS 4000 ERICSSON DRIVE WARRENDALE, PA 15086-7561
V56316-TBD

You invested in FEDERATED HERMES FAMILY OF FUNDS and it’s time to vote!

You have the right to vote on proposals being presented at the Joint Special Meeting. This is an important notice regarding the availability of proxy materials for the joint special shareholder meeting to be held on October 25, 2024.

Get informed before you vote

View the Notice of Joint Special Meeting of Shareholders and Joint Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 11, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com

Control # _______________

Smartphone users Point your camera here and vote without entering a control number	Vote in Person at the Meeting* October 25, 2024 10:00 a.m. (Eastern Time)

Federated Hermes Funds 4000 Ericsson Drive Warrendale, Pennsylvania 15086-7561

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming joint special shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

[Fund Name Printed Here]

Voting Items		Board Recommends
1. To elect Director Nominees, effective January 1, 2025		☒ For
01) John G. Carson	06) Max F. Miller
02) J. Christopher Donahue	07) Frank J. Nasta
03) Thomas R. Donahue	08) Thomas M. O’Neill
04) G. Thomas Hough	09) Madelyn A. Reilly
05) Karen L. Larrimer	10) John S. Walsh

THE PROXIES ARE AUTHORIZED AND RESERVE THE RIGHT TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

V56317-TBD

Be the vote that counts.

[FUND NAME INCLUDED HERE]

FEDERATED HERMES

2024 Special Meeting

Vote by October 24, 2024

Meeting Date: October 25, 2024

VOTE NOW

Why Should I Vote?

Make your voice heard on critical structural changes such as board elections, investment advisory changes, reorganizations and fund expenses. Be part of shaping tomorrow by voting today!

Ways to Vote

ProxyVote	800.690.6903

Control Number:  0123456789012345

For holders as of August 26, 2024

View documents:

Proxy Statement |

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